UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

December 31
Date of Fiscal Year End

December 31, 2017
Date of Reporting Period

Item 1. Reports to Stockholders

Calvert VP S&P 500 Index Portfolio
Calvert VP Investment Grade Bond Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP EAFE International Index Portfolio
Calvert VP Volatility Managed Moderate Portfolio
Calvert VP Volatility Managed Moderate Growth Portfolio
Calvert VP Volatility Managed Growth Portfolio
Calvert VP Nasdaq 100 Index Portfolio

Calvert VP S&P 500 Index Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP S&P 500 Index Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Federal Tax Information
37	Management and Organization
39	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017.

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average[2] rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks, as measured by the S&P 500 Index, outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, the Calvert VP S&P 500 Index Portfolio (the Portfolio) seeks to replicate, as closely as possible, the holdings and match the performance of the S&P 500 Index (the Index). The Portfolio seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Portfolio’s assets to be fully invested.

Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio had a total return of 21.46% at net asset value (NAV), underperforming its benchmark, the Index, which returned 21.83% for the period.

The Portfolio’s underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur.
Large cap stocks significantly outperformed mid-cap and small-cap stocks within the Index during the period. Index returns were generally solid, with nine of the 11 economic sectors posting gains for the 12-month period ended December 31, 2017. Information technology was the strongest-performing sector. Energy and telecommuni- cation services were the weakest-performing sectors, but the sector declines were limited to about 1% each.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	12/29/1995	12/29/1995	21.46%	15.35%	8.12%

S&P 500 Index	—	—	21.83%	15.78%	8.49%

% Total Annual Operating Expense Ratios[4]
Gross					0.42%
Net					0.28

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	22.9%	Apple, Inc.	3.7%
Financials	14.3%	Microsoft Corp.	2.8%
Health Care	13.3%	Amazon.com, Inc.	2.0%
Consumer Discretionary	11.8%	Facebook, Inc., Class A	1.8%
Industrials	9.9%	Berkshire Hathaway, Inc., Class B	1.6%
Consumer Staples	7.9%	Johnson & Johnson	1.6%
Energy	5.9%	JPMorgan Chase & Co.	1.5%
Materials	2.9%	Exxon Mobil Corp.	1.5%
Utilities	2.8%	Alphabet, Inc., Class C	1.3%
Real Estate	2.8%	Alphabet, Inc., Class A	1.3%
Time Deposit	2.2%	Total	19.1%
Telecommunication Services	2.0%
Exchange-Traded Funds	1.0%
U.S. Treasury Obligations	0.3%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures

[1] The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2] Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[3] There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6] Excludes cash and cash equivalents.

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FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
	$1,000.00	$1,112.50	$1.49**	0.28%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.79	$1.42**	0.28%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

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CALVERT VP S&P 500 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 96.4%
Aerospace & Defense - 2.5%
Arconic, Inc.	9,366	255,223
Boeing Co. (The)	12,184	3,593,184
General Dynamics Corp.	6,011	1,222,938
Harris Corp.	2,580	365,457
L3 Technologies, Inc.	1,756	347,425
Lockheed Martin Corp.	5,400	1,733,670
Northrop Grumman Corp.	3,768	1,156,437
Raytheon Co.	6,258	1,175,565
Rockwell Collins, Inc.	3,586	486,333
Textron, Inc.	5,702	322,676
TransDigm Group, Inc. (a)	1,046	287,253
United Technologies Corp.	16,076	2,050,815
		12,996,976

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc. (a)	3,178	283,128
Expeditors International of Washington, Inc.	4,063	262,835
FedEx Corp.	5,340	1,332,544
United Parcel Service, Inc., Class B	14,872	1,771,999
		3,650,506

Airlines - 0.5%
Alaska Air Group, Inc.	2,726	200,388
American Airlines Group, Inc.	9,219	479,665
Delta Air Lines, Inc.	14,199	795,144
Southwest Airlines Co.	11,817	773,423
United Continental Holdings, Inc. *	5,451	367,397
		2,616,017

Auto Components - 0.2%
Aptiv plc	5,890	499,649
BorgWarner, Inc.	4,379	223,723
Goodyear Tire & Rubber Co. (The)	5,789	187,042
		910,414

Automobiles - 0.5%
Ford Motor Co.	84,453	1,054,818
General Motors Co.	27,672	1,134,275
Harley-Davidson, Inc. (a)	3,643	185,356
		2,374,449

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Banks - 6.3%
Bank of America Corp.	211,182	6,234,093
BB&T Corp.	17,077	849,068
Citigroup, Inc.	57,514	4,279,617
Citizens Financial Group, Inc.	10,650	447,087
Comerica, Inc.	3,883	337,083
Fifth Third Bancorp	15,273	463,383
Huntington Bancshares, Inc.	23,399	340,689
JPMorgan Chase & Co.	75,578	8,082,311
KeyCorp	23,279	469,537
M&T Bank Corp.	3,258	557,085
People's United Financial, Inc.	7,434	139,016
PNC Financial Services Group, Inc. (The)	10,299	1,486,043
Regions Financial Corp.	25,109	433,884
SunTrust Banks, Inc.	10,304	665,535
US Bancorp	34,126	1,828,471
Wells Fargo & Co.	96,400	5,848,588
Zions Bancorporation	4,462	226,804
		32,688,294

Beverages - 1.9%
Brown-Forman Corp., Class B	4,349	298,646
Coca-Cola Co. (The)	83,420	3,827,310
Constellation Brands, Inc., Class A	3,729	852,337
Dr Pepper Snapple Group, Inc.	4,011	389,308
Molson Coors Brewing Co., Class B	4,000	328,280
Monster Beverage Corp. *	8,912	564,040
PepsiCo, Inc.	30,950	3,711,524
		9,971,445

Biotechnology - 2.7%
AbbVie, Inc.	34,720	3,357,771
Alexion Pharmaceuticals, Inc. *	4,926	589,100
Amgen, Inc.	15,803	2,748,142
Biogen, Inc. *	4,577	1,458,095
Celgene Corp. *	17,043	1,778,607
Gilead Sciences, Inc.	28,276	2,025,693
Incyte Corp. *	3,768	356,867
Regeneron Pharmaceuticals, Inc. *	1,682	632,365
Vertex Pharmaceuticals, Inc. *	5,565	833,971
		13,780,611

Building Products - 0.3%
A.O. Smith Corp.	3,350	205,288
Allegion plc	2,096	166,758

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fortune Brands Home & Security, Inc.	3,399	232,627
Johnson Controls International plc	20,033	763,458
Masco Corp.	6,809	299,187
		1,667,318

Capital Markets - 2.9%
Affiliated Managers Group, Inc.	1,203	246,916
Ameriprise Financial, Inc.	3,202	542,643
Bank of New York Mellon Corp. (The)	22,167	1,193,915
BlackRock, Inc.	2,672	1,372,633
Cboe Global Markets, Inc.	2,489	310,105
Charles Schwab Corp. (The)	25,827	1,326,733
CME Group, Inc.	7,366	1,075,804
E*Trade Financial Corp. *	6,071	300,939
Franklin Resources, Inc.	7,262	314,662
Goldman Sachs Group, Inc. (The)	7,594	1,934,647
Intercontinental Exchange, Inc.	12,664	893,572
Invesco Ltd.	8,812	321,990
Moody's Corp.	3,668	541,433
Morgan Stanley	30,134	1,581,131
Nasdaq, Inc.	2,519	193,535
Northern Trust Corp.	4,649	464,389
Raymond James Financial, Inc.	2,942	262,721
S&P Global, Inc.	5,520	935,088
State Street Corp.	8,027	783,515
T. Rowe Price Group, Inc.	5,305	556,654
		15,153,025

Chemicals - 2.1%
Air Products & Chemicals, Inc.	4,718	774,129
Albemarle Corp. (a)	2,498	319,469
CF Industries Holdings, Inc.	5,049	214,784
DowDuPont, Inc.	50,953	3,628,873
Eastman Chemical Co.	3,111	288,203
Ecolab, Inc.	5,629	755,299
FMC Corp.	2,960	280,194
International Flavors & Fragrances, Inc.	1,781	271,798
LyondellBasell Industries NV, Class A	7,002	772,461
Monsanto Co.	9,510	1,110,578
Mosaic Co. (The)	7,598	194,965
PPG Industries, Inc.	5,509	643,561
Praxair, Inc.	6,198	958,707
Sherwin-Williams Co. (The)	1,814	743,813
		10,956,834

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Commercial Services & Supplies - 0.3%
Cintas Corp.	1,885	293,739
Republic Services, Inc.	5,054	341,701
Stericycle, Inc. *	2,033	138,224
Waste Management, Inc.	8,647	746,236
		1,519,900

Communications Equipment - 0.9%
Cisco Systems, Inc.	107,550	4,119,165
F5 Networks, Inc. *	1,355	177,803
Juniper Networks, Inc.	8,618	245,613
Motorola Solutions, Inc.	3,590	324,321
		4,866,902

Construction & Engineering - 0.1%
Fluor Corp.	3,028	156,396
Jacobs Engineering Group, Inc.	2,608	172,024
Quanta Services, Inc. *	3,611	141,226
		469,646

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	1,361	300,836
Vulcan Materials Co.	2,863	367,523
		668,359

Consumer Finance - 0.7%
American Express Co.	15,595	1,548,739
Capital One Financial Corp.	10,493	1,044,893
Discover Financial Services	7,866	605,053
Navient Corp.	6,427	85,608
Synchrony Financial	15,924	614,825
		3,899,118

Containers & Packaging - 0.4%
Avery Dennison Corp.	1,951	224,092
Ball Corp. (a)	7,896	298,864
International Paper Co.	9,113	528,007
Packaging Corp. of America	2,150	259,182
Sealed Air Corp. (a)	4,194	206,764
WestRock Co.	5,512	348,414
		1,865,323

Distributors - 0.1%
Genuine Parts Co.	3,174	301,562
LKQ Corp. *	6,817	277,247
		578,809

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 0.0% (b)
H&R Block, Inc.	4,672	122,500

Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc., Class B *	41,837	8,292,930
Leucadia National Corp.	6,989	185,139
		8,478,069

Diversified Telecommunication Services - 2.0%
AT&T, Inc.	133,480	5,189,703
CenturyLink, Inc.	21,578	359,921
Verizon Communications, Inc.	88,740	4,697,008
		10,246,632

Electric Utilities - 1.7%
Alliant Energy Corp.	5,005	213,263
American Electric Power Co., Inc.	10,647	783,300
Duke Energy Corp.	15,150	1,274,266
Edison International	7,191	454,759
Entergy Corp.	4,048	329,467
Eversource Energy	6,994	441,881
Exelon Corp.	20,783	819,058
FirstEnergy Corp. (a)	9,630	294,871
NextEra Energy, Inc.	10,183	1,590,483
PG&E Corp.	11,319	507,431
Pinnacle West Capital Corp.	2,464	209,883
PPL Corp.	15,079	466,695
Southern Co. (The)	21,725	1,044,755
Xcel Energy, Inc.	11,207	539,169
		8,969,281

Electrical Equipment - 0.5%
Acuity Brands, Inc. (a)	929	163,504
AMETEK, Inc.	5,003	362,567
Eaton Corp. plc	9,537	753,518
Emerson Electric Co.	13,893	968,203
Rockwell Automation, Inc.	2,833	556,260
		2,804,052

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	6,742	591,948
Corning, Inc.	18,812	601,796
FLIR Systems, Inc.	3,282	153,007
TE Connectivity Ltd.	7,612	723,444
		2,070,195

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Energy Equipment & Services - 0.8%
Baker Hughes a GE Co.	9,269	293,271
Halliburton Co.	19,155	936,105
Helmerich & Payne, Inc. (a)	2,583	166,965
National Oilwell Varco, Inc.	8,571	308,727
Schlumberger Ltd.	29,986	2,020,757
TechnipFMC plc	9,693	303,488
		4,029,313

Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc.	2,044	266,926
American Tower Corp.	9,283	1,324,406
Apartment Investment & Management Co., Class A	3,399	148,570
AvalonBay Communities, Inc.	3,048	543,794
Boston Properties, Inc.	3,406	442,882
Crown Castle International Corp.	8,794	976,222
Digital Realty Trust, Inc.	4,516	514,372
Duke Realty Corp.	8,100	220,401
Equinix, Inc.	1,720	779,538
Equity Residential	8,107	516,983
Essex Property Trust, Inc.	1,429	344,918
Extra Space Storage, Inc.	2,779	243,024
Federal Realty Investment Trust	1,570	208,512
GGP, Inc.	13,898	325,074
HCP, Inc.	10,568	275,613
Host Hotels & Resorts, Inc.	16,020	317,997
Iron Mountain, Inc.	5,853	220,834
Kimco Realty Corp.	9,214	167,234
Macerich Co. (The) (a)	2,346	154,085
Mid-America Apartment Communities, Inc.	2,562	257,635
Prologis, Inc.	11,739	757,283
Public Storage	3,303	690,327
Realty Income Corp. (a)	6,181	352,441
Regency Centers Corp.	3,203	221,583
SBA Communications Corp. *	2,544	415,588
Simon Property Group, Inc.	6,729	1,155,638
SL Green Realty Corp.	2,184	220,431
UDR, Inc.	5,906	227,499
Ventas, Inc.	7,861	471,739
Vornado Realty Trust	3,732	291,768
Welltower, Inc.	8,017	511,244
Weyerhaeuser Co.	16,618	585,951
		14,150,512

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	9,459	1,760,509
CVS Health Corp.	21,928	1,589,780

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kroger Co. (The)	19,806	543,675
Sysco Corp.	10,377	630,195
Wal-Mart Stores, Inc.	31,850	3,145,188
Walgreens Boots Alliance, Inc.	18,794	1,364,820
		9,034,167

Food Products - 1.2%
Archer-Daniels-Midland Co.	12,416	497,633
Campbell Soup Co. (a)	4,325	208,076
Conagra Brands, Inc.	9,117	343,437
General Mills, Inc.	12,303	729,445
Hershey Co. (The)	3,049	346,092
Hormel Foods Corp. (a)	5,992	218,049
J. M. Smucker Co. (The)	2,504	311,097
Kellogg Co.	5,485	372,870
Kraft Heinz Co. (The)	12,924	1,004,970
McCormick & Co., Inc.	2,615	266,495
Mondelez International, Inc., Class A	32,348	1,384,495
Tyson Foods, Inc., Class A	6,601	535,143
		6,217,802

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	37,678	2,150,283
Align Technology, Inc. *	1,598	355,060
Baxter International, Inc.	10,851	701,409
Becton Dickinson and Co.	5,749	1,230,706
Boston Scientific Corp. *	30,285	750,765
Cooper Cos., Inc. (The)	1,102	240,104
Danaher Corp.	13,251	1,229,958
DENTSPLY SIRONA, Inc.	4,972	327,307
Edwards Lifesciences Corp. *	4,581	516,325
Hologic, Inc. *	6,190	264,622
IDEXX Laboratories, Inc. *	1,888	295,245
Intuitive Surgical, Inc. *	2,466	899,942
Medtronic plc	29,301	2,366,056
ResMed, Inc.	3,225	273,125
Stryker Corp.	6,967	1,078,770
Varian Medical Systems, Inc. *	2,073	230,414
Zimmer Holdings, Inc.	4,463	538,550
		13,448,641

Health Care Providers & Services - 2.7%
Aetna, Inc.	7,059	1,273,373
AmerisourceBergen Corp.	3,579	328,624
Anthem, Inc.	5,558	1,250,606
Cardinal Health, Inc.	6,985	427,971
Centene Corp. *	3,734	376,686

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cigna Corp.	5,337	1,083,891
DaVita, Inc. *	3,277	236,763
Envision Healthcare Corp. *(a)	2,800	96,768
Express Scripts Holding Co. *	12,260	915,086
HCA Healthcare, Inc. *	6,131	538,547
Henry Schein, Inc. *	3,398	237,452
Humana, Inc.	3,092	767,033
Laboratory Corp. of America Holdings *	2,247	358,419
McKesson Corp.	4,513	703,802
Patterson Cos., Inc. (a)	1,992	71,971
Quest Diagnostics, Inc.	3,011	296,553
UnitedHealth Group, Inc.	21,090	4,649,502
Universal Health Services, Inc., Class B	2,017	228,627
		13,841,674

Health Care Technology - 0.1%
Cerner Corp. *	6,980	470,382

Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	8,828	585,914
Chipotle Mexican Grill, Inc. *	554	160,123
Darden Restaurants, Inc.	2,804	269,240
Hilton Worldwide Holdings, Inc.	4,528	361,606
Marriott International, Inc., Class A	6,629	899,754
McDonald's Corp.	17,350	2,986,282
MGM Resorts International	11,029	368,258
Norwegian Cruise Line Holdings Ltd. *	4,000	213,000
Royal Caribbean Cruises Ltd.	3,724	444,199
Starbucks Corp.	30,799	1,768,787
Wyndham Worldwide Corp.	2,193	254,103
Wynn Resorts Ltd. (a)	1,766	297,730
Yum! Brands, Inc.	7,461	608,892
		9,217,888

Household Durables - 0.4%
D.R. Horton, Inc.	7,517	383,893
Garmin Ltd.	2,464	146,780
Leggett & Platt, Inc.	2,853	136,174
Lennar Corp., Class A (a)	4,491	284,011
Mohawk Industries, Inc. *	1,368	377,431
Newell Brands, Inc.	11,097	342,897
PulteGroup, Inc.	5,854	194,646
Whirlpool Corp.	1,611	271,679
		2,137,511

14 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Household Products - 1.6%
Church & Dwight Co., Inc.	5,507	276,286
Clorox Co. (The)	2,791	415,133
Colgate-Palmolive Co.	19,008	1,434,154
Kimberly-Clark Corp.	7,614	918,705
Procter & Gamble Co. (The)	55,393	5,089,509
		8,133,787

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	14,295	154,815
NRG Energy, Inc.	6,635	188,965
		343,780

Industrial Conglomerates - 1.8%
3M Co.	12,988	3,056,986
General Electric Co.	188,801	3,294,577
Honeywell International, Inc.	16,600	2,545,776
Roper Technologies, Inc.	2,256	584,304
		9,481,643

Insurance - 2.5%
Aflac, Inc.	8,510	747,008
Allstate Corp. (The)	7,767	813,283
American International Group, Inc.	19,459	1,159,367
Aon plc	5,409	724,806
Arthur J. Gallagher & Co.	4,000	253,120
Assurant, Inc.	1,280	129,075
Brighthouse Financial, Inc. *	2,215	129,888
Chubb Ltd.	10,049	1,468,460
Cincinnati Financial Corp.	3,294	246,951
Everest Re Group Ltd.	926	204,887
Hartford Financial Services Group, Inc. (The)	7,722	434,594
Lincoln National Corp.	4,888	375,741
Loews Corp.	6,227	311,537
Marsh & McLennan Cos., Inc.	11,047	899,115
MetLife, Inc.	22,779	1,151,706
Principal Financial Group, Inc.	5,813	410,165
Progressive Corp. (The)	12,824	722,248
Prudential Financial, Inc.	9,178	1,055,286
Torchmark Corp.	2,454	222,602
Travelers Cos., Inc. (The)	5,925	803,667
Unum Group	4,857	266,601
Willis Towers Watson plc	2,858	430,672
XL Group Ltd.	5,542	194,857
		13,155,636

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. *	8,708	10,183,745
Expedia, Inc.	2,773	332,122
Netflix, Inc. *	9,367	1,798,089
Priceline Group, Inc. (The) *	1,056	1,835,054
TripAdvisor, Inc. *(a)	2,731	94,110
		14,243,120

Internet Software & Services - 4.7%
Akamai Technologies, Inc. *	3,784	246,111
Alphabet, Inc., Class A *	6,484	6,830,246
Alphabet, Inc., Class C *	6,562	6,866,477
eBay, Inc. *	21,029	793,635
Facebook, Inc., Class A *	51,940	9,165,332
VeriSign, Inc. *(a)	1,910	218,580
		24,120,381

IT Services - 3.9%
Accenture plc, Class A	13,377	2,047,885
Alliance Data Systems Corp.	1,065	269,956
Automatic Data Processing, Inc.	9,600	1,125,024
Cognizant Technology Solutions Corp., Class A	12,764	906,499
CSRA, Inc.	3,481	104,152
DXC Technology Co.	6,282	596,162
Fidelity National Information Services, Inc.	7,337	690,338
Fiserv, Inc. *	4,511	591,527
Gartner, Inc. *	2,075	255,536
Global Payments, Inc.	3,503	351,141
International Business Machines Corp.	18,740	2,875,091
MasterCard, Inc., Class A	20,215	3,059,742
Paychex, Inc.	7,060	480,645
PayPal Holdings, Inc. *	24,456	1,800,451
Total System Services, Inc.	3,700	292,633
Visa, Inc., Class A	39,450	4,498,089
Western Union Co. (The)	10,629	202,057
		20,146,928

Leisure Products - 0.1%
Hasbro, Inc.	2,537	230,588
Mattel, Inc. (a)	8,143	125,239
		355,827

Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	7,092	474,951
Illumina, Inc. *	3,222	703,975
IQVIA Holdings, Inc. *	3,152	308,581
Mettler-Toledo International, Inc. *	567	351,268

16 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
PerkinElmer, Inc.	2,386	174,464
Thermo Fisher Scientific, Inc.	8,680	1,648,159
Waters Corp. *	1,722	332,673
		3,994,071

Machinery - 1.7%
Caterpillar, Inc.	12,878	2,029,315
Cummins, Inc.	3,377	596,513
Deere & Co.	6,924	1,083,675
Dover Corp.	3,511	354,576
Flowserve Corp.	3,117	131,319
Fortive Corp.	6,621	479,029
Illinois Tool Works, Inc.	6,674	1,113,557
Ingersoll-Rand plc	5,434	484,659
PACCAR, Inc.	7,755	551,226
Parker-Hannifin Corp.	2,940	586,765
Pentair plc	3,645	257,410
Snap-on, Inc.	1,271	221,535
Stanley Black & Decker, Inc.	3,320	563,371
Xylem, Inc.	3,963	270,277
		8,723,227

Media - 2.7%
CBS Corp., Class B	7,849	463,091
Charter Communications, Inc., Class A *	4,198	1,410,360
Comcast Corp., Class A	101,465	4,063,673
Discovery Communications, Inc., Class A *(a)	3,607	80,725
Discovery Communications, Inc., Class C *(a)	4,755	100,663
DISH Network Corp., Class A *	5,130	244,958
Interpublic Group of Cos., Inc. (The)	9,033	182,105
News Corp., Class A	9,097	147,462
News Corp., Class B	2,023	33,582
Omnicom Group, Inc.	5,093	370,923
Scripps Networks Interactive, Inc., Class A	2,079	177,505
Time Warner, Inc.	16,854	1,541,635
Twenty-First Century Fox, Inc., Class A	23,231	802,167
Twenty-First Century Fox, Inc., Class B	9,693	330,725
Viacom, Inc., Class B	7,993	246,264
Walt Disney Co. (The)	32,854	3,532,134
		13,727,972

Metals & Mining - 0.3%
Freeport-McMoRan, Inc. *	29,142	552,532
Newmont Mining Corp.	11,769	441,573
Nucor Corp.	6,882	437,558
		1,431,663

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Multi-Utilities - 1.0%
Ameren Corp.	5,472	322,793
CenterPoint Energy, Inc.	9,720	275,659
CMS Energy Corp.	6,325	299,173
Consolidated Edison, Inc.	6,712	570,184
Dominion Energy, Inc.	13,930	1,129,166
DTE Energy Co.	3,959	433,352
NiSource, Inc.	7,702	197,710
Public Service Enterprise Group, Inc.	11,165	574,998
SCANA Corp.	3,416	135,889
Sempra Energy	5,536	591,909
WEC Energy Group, Inc. (a)	6,965	462,685
		4,993,518

Multiline Retail - 0.5%
Dollar General Corp.	5,639	524,483
Dollar Tree, Inc. *	5,224	560,587
Kohl's Corp.	3,845	208,514
Macy's, Inc.	6,594	166,103
Nordstrom, Inc. (a)	2,778	131,622
Target Corp.	11,766	767,732
		2,359,041

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	11,844	635,312
Andeavor	3,186	364,287
Apache Corp. (a)	8,246	348,146
Cabot Oil & Gas Corp.	10,208	291,949
Chesapeake Energy Corp. *(a)	17,803	70,500
Chevron Corp.	41,365	5,178,484
Cimarex Energy Co.	2,103	256,587
Concho Resources, Inc. *	3,219	483,558
ConocoPhillips	25,879	1,420,498
Devon Energy Corp.	11,673	483,262
EOG Resources, Inc.	12,516	1,350,602
EQT Corp.	5,300	301,676
Exxon Mobil Corp.	92,112	7,704,248
Hess Corp. (a)	5,964	283,111
Kinder Morgan, Inc.	42,375	765,716
Marathon Oil Corp.	18,760	317,607
Marathon Petroleum Corp.	10,572	697,541
Newfield Exploration Co. *	4,748	149,704
Noble Energy, Inc.	10,800	314,712
Occidental Petroleum Corp.	16,565	1,220,178
ONEOK, Inc.	8,300	443,635
Phillips 66	9,301	940,796
Pioneer Natural Resources Co.	3,754	648,879

18 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Range Resources Corp. (a)	4,494	76,668
Valero Energy Corp.	9,472	870,572
Williams Cos., Inc. (The)	17,896	545,649
		26,163,877

Personal Products - 0.2%
Coty, Inc., Class A (a)	10,221	203,296
Estee Lauder Cos., Inc. (The), Class A	4,941	628,693
		831,989

Pharmaceuticals - 4.4%
Allergan plc	7,199	1,177,612
Bristol-Myers Squibb Co.	35,429	2,171,089
Eli Lilly & Co.	20,973	1,771,380
Johnson & Johnson	58,519	8,176,275
Merck & Co., Inc.	59,525	3,349,472
Mylan NV *	11,836	500,781
Perrigo Co. plc	2,927	255,117
Pfizer, Inc.	129,609	4,694,438
Zoetis, Inc.	10,548	759,878
		22,856,042

Professional Services - 0.3%
Equifax, Inc.	2,711	319,681
IHS Markit Ltd. *	8,018	362,013
Nielsen Holdings plc	7,247	263,791
Robert Half International, Inc.	2,802	155,623
Verisk Analytics, Inc. *	3,364	322,944
		1,424,052

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A *	6,638	287,492

Road & Rail - 0.9%
CSX Corp.	19,346	1,064,223
JB Hunt Transport Services, Inc.	1,884	216,622
Kansas City Southern	2,241	235,798
Norfolk Southern Corp.	6,194	897,511
Union Pacific Corp.	17,040	2,285,064
		4,699,218

Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices, Inc. *(a)	17,746	182,429
Analog Devices, Inc.	8,100	721,143
Applied Materials, Inc.	23,086	1,180,156
Broadcom Ltd.	8,801	2,260,977
Intel Corp.	101,800	4,699,088

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
KLA-Tencor Corp.	3,392	356,398
Lam Research Corp.	3,506	645,350
Microchip Technology, Inc. (a)	5,147	452,318
Micron Technology, Inc. *	25,100	1,032,112
NVIDIA Corp.	13,200	2,554,200
Qorvo, Inc. *	2,809	187,079
QUALCOMM, Inc.	31,911	2,042,942
Skyworks Solutions, Inc.	4,055	385,022
Texas Instruments, Inc.	21,334	2,228,123
Xilinx, Inc.	5,487	369,934
		19,297,271

Software - 5.1%
Activision Blizzard, Inc.	16,367	1,036,358
Adobe Systems, Inc. *	10,671	1,869,986
ANSYS, Inc. *	1,928	284,554
Autodesk, Inc. *(a)	4,864	509,893
CA, Inc.	6,973	232,061
Cadence Design Systems, Inc. *	6,184	258,615
Citrix Systems, Inc. *	3,194	281,072
Electronic Arts, Inc. *	6,666	700,330
Intuit, Inc.	5,257	829,449
Microsoft Corp.	167,965	14,367,726
Oracle Corp.	66,300	3,134,664
Red Hat, Inc. *	3,917	470,432
Salesforce.com, Inc. *	14,854	1,518,524
Symantec Corp.	13,425	376,706
Synopsys, Inc. *	3,390	288,964
		26,159,334

Specialty Retail - 2.2%
Advance Auto Parts, Inc.	1,600	159,504
AutoZone, Inc. *	595	423,265
Best Buy Co., Inc.	5,505	376,927
CarMax, Inc. *	4,044	259,342
Foot Locker, Inc.	2,684	125,826
Gap, Inc. (The)	4,714	160,559
Home Depot, Inc. (The)	25,278	4,790,939
L Brands, Inc.	5,434	327,235
Lowe's Cos., Inc.	18,028	1,675,522
O'Reilly Automotive, Inc. *	1,841	442,834
Ross Stores, Inc.	8,347	669,847
Signet Jewelers Ltd. (a)	1,341	75,834
Tiffany & Co. (a)	2,210	229,729

20 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
TJX Cos., Inc. (The)	13,773	1,053,084
Tractor Supply Co.	2,718	203,171
Ulta Salon, Cosmetics & Fragrance, Inc. *(a)	1,263	282,483
		11,256,101

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	111,815	18,922,452
Hewlett Packard Enterprise Co.	34,526	495,793
HP, Inc.	36,155	759,617
NetApp, Inc.	5,839	323,013
Seagate Technology plc (a)	6,400	267,776
Western Digital Corp.	6,569	522,433
Xerox Corp.	5,087	148,286
		21,439,370

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. (a)	8,213	171,734
Michael Kors Holdings Ltd. *	3,515	221,269
NIKE, Inc., Class B	28,443	1,779,110
PVH Corp.	1,759	241,352
Ralph Lauren Corp. (a)	1,347	139,670
Tapestry, Inc.	6,341	280,463
Under Armour, Inc., Class A *(a)	4,384	63,261
Under Armour, Inc., Class C *(a)	4,407	58,701
VF Corp.	7,225	534,650
		3,490,210

Tobacco - 1.3%
Altria Group, Inc.	41,526	2,965,372
Philip Morris International, Inc.	33,820	3,573,083
		6,538,455

Trading Companies & Distributors - 0.2%
Fastenal Co.	6,221	340,227
United Rentals, Inc. *	1,829	314,423
W.W. Grainger, Inc. (a)	1,165	275,231
		929,881

Water Utilities - 0.1%
American Water Works Co., Inc.	4,019	367,698

Total Common Stocks (Cost $290,712,953)		496,824,149

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 21

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 1.0%
SPDR S&P 500 ETF Trust	19,000	5,070,340

Total Exchange-Traded Funds (Cost $4,861,833)		5,070,340

RIGHTS - 0.0%
Food & Staples Retailing - 0.0%
Safeway Casa Ley CVR *(c)(d)	4,297	—
Safeway PDC LLC CVR *(c)(d)	4,297	—
		—

Total Rights (Cost $4,482)		—

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.3%
U.S. Treasury Bills, 1.08%, 3/1/18 (e)	1,500,000	1,496,925

Total U.S. Treasury Obligations (Cost $1,497,345)		1,496,925

TIME DEPOSIT - 2.2%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	11,315,932	11,315,932

Total Time Deposit (Cost $11,315,932)		11,315,932

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	2,072,987	2,072,987

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $2,072,987)		2,072,987

TOTAL INVESTMENTS (Cost $310,465,532) - 100.3%		516,780,333
Other assets and liabilities, net - (0.3%)		(1,675,625)
NET ASSETS - 100.0%		515,104,708

22 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $7,678,080.
(b) Amount is less than 0.05%.
(c) For fair value measurement purposes, security is categorized as Level 3 (see Note 1A).
(d) Restricted security. Total market value of restricted securities amounts to $0.
(e) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Abbreviations:
CVR:	Contingent Value Rights

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini S&P 500 Index	44	3/18	$5,887,200	($6,070)
S&P 500 Index	11	3/18	7,359,000	58,295
Total Long				$52,225

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Safeway Casa Ley CVR	1/30/15	4,340
Safeway PDC LLC CVR	1/30/15	142
See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 23

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $310,465,532) - including $7,678,080 of securities on loan	$516,780,333
Cash	1,257
Receivable for investments sold	533,781
Receivable for capital shares sold	11,772
Dividends and interest receivable	524,004
Securities lending income receivable	968
Receivable from affiliate	101,385
Directors' deferred compensation plan	57,277
Other assets	5,613
Total assets	518,016,390

LIABILITIES
Payable for variation margin on open futures contracts	45,820
Payable for investments purchased	176,201
Payable for capital shares redeemed	233,103
Deposits for securities loaned	2,072,987
Payable to affiliates:
Investment advisory fee	78,877
Administrative fee	43,820
Sub-transfer agency fee	3,065
Directors' deferred compensation plan	57,277
Accrued expenses	200,532
Total liabilities	2,911,682
NET ASSETS	$515,104,708

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(30,000,000 shares of $0.10 par value authorized)	$276,256,791
Accumulated undistributed net investment income	8,526,776
Accumulated undistributed net realized gain	23,954,115
Net unrealized appreciation	206,367,026
Total	$515,104,708

NET ASSET VALUE PER SHARE (based on net assets of $515,104,708 and 3,648,457 shares outstanding)	$141.18
See notes to financial statements.

24 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income	$9,922,619
Interest income	24,842
Securities lending income, net	11,120
Total investment income	9,958,581

EXPENSES
Investment advisory fee	893,062
Administrative fee	595,375
Directors' fees and expenses	21,731
Custodian fees	52,531
Transfer agency fees and expenses	58,650
Accounting fees	123,282
Professional fees	64,109
Reports to shareholders	83,238
Miscellaneous	92,836
Total expenses	1,984,814
Waiver and/or reimbursement of expenses by affiliate	(561,663)
Reimbursement of expenses-other	(11,404)
Net expenses	1,411,747
Net investment income	8,546,834

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	31,632,058
Futures contracts	1,745,750
33,377,808

Net change in unrealized appreciation (depreciation) on:
Investment securities	54,701,259
Futures contracts	47,775
54,749,034

Net realized and unrealized gain	88,126,842

Net increase in net assets resulting from operations	$96,673,676
See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 25

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$8,546,834	$7,251,045
Net realized gain	33,377,808	22,702,014
Net change in unrealized appreciation (depreciation)	54,749,034	15,184,148
Net increase in net assets resulting from operations	96,673,676	45,137,207

Distributions to shareholders from:
Net investment income	(7,126,469)	(5,739,673)
Net realized gain	(18,479,600)	(4,380,022)
Total distributions to shareholders	(25,606,069)	(10,119,695)

Net increase (decrease) in net assets from capital share transactions	(37,644,256)	98,698,603

TOTAL INCREASE IN NET ASSETS	33,423,351	133,716,115

NET ASSETS
Beginning of year	481,681,357	347,965,242
End of year (including accumulated undistributed net investment income of $8,526,776 and $7,240,203, respectively)	$515,104,708	$481,681,357
See notes to financial statements.

26 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017 (a)	2016 (a)		2015 (a)	2014	2013
Net asset value, beginning	$122.44	$112.07		$113.07	$110.62	$86.62
Income from investment operations:
Net investment income	2.30	2.14		1.88	1.94	1.81
Net realized and unrealized gain (loss)	23.60	10.84		(0.74)	12.80	25.72
Total from investment operations	25.90	12.98		1.14	14.74	27.53
Distributions from:
Net investment income	(1.99)	(1.48)		(0.21)	(1.95)	(1.95)
Net realized gain	(5.17)	(1.13)		(1.93)	(10.34)	(1.58)
Total distributions	(7.16)	(2.61)		(2.14)	(12.29)	(3.53)
Total increase (decrease) in net asset value	18.74	10.37		(1.00)	2.45	24.00
Net asset value, ending	$141.18	$122.44		$112.07	$113.07	$110.62
Total return (b)	21.46%	11.58%		0.98%	13.21%	31.87%
Ratios to average net assets: (c)
Total expenses	0.40%	0.48%		0.46%	0.46%	0.48%
Net expenses	0.28%	0.40%		0.42%	0.42%	0.42%
Net investment income	1.72%	1.84%		1.65%	1.59%	1.69%
Portfolio turnover	5%	6%	(d)	4%	9%	11%
Net assets, ending (in thousands)	$515,105	$481,681		$347,965	$361,482	$353,688

(a) Net investment income per share was computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) During the year ended December 31, 2016, the Portfolio incurred sales of $55,737,177 to realign the combined portfolio in connection with the reorganization of Calvert VP Large Cap Core Portfolio into the Portfolio on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP S&P 500 Index Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1		Level 2	Level 3*	Total
Common Stocks	$496,824,149	**	$—	$—	$496,824,149
Exchange-Traded Funds	5,070,340		—	—	5,070,340
Rights	—		—	—	—
U.S. Treasury Obligations	—		1,496,925	—	1,496,925
Time Deposit	—		11,315,932	—	11,315,932
Short Term Investment of Cash Collateral for Securities Loaned	2,072,987		—	—	2,072,987
Total	$503,967,476		$12,812,857	$—	$516,780,333

Derivative Instruments - Assets
Futures Contracts(1)	$58,295		$—	$—	$58,295

Derivative Instruments - Liabilities
Futures Contracts(1)	($6,070)		$—	$—	($6,070)

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
(1) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost

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of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.
D. Restricted Securities: The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
E. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
F. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.18% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $893,062.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.28% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $462,434.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to

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contractually waive 0.02% of the administrative fee through April 30, 2018. For the year ended December 31, 2017, CRM was paid administrative fees of $595,375, of which $99,229 were waived.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. EVM receives sub-transfer agency fees and expenses equal to its actual expenses incurred in performing such services. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $37,032 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $11,404, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $16,304 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $23,313,183 and $79,582,353, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$7,126,469	$5,739,673
Long-term capital gains	$18,479,600	$4,380,022
During the year ended December 31, 2017, accumulated undistributed net realized gain was increased by $3,334,816, accumulated undistributed net investment income was decreased by $133,792 and paid-in capital was decreased by 3,201,024 due to expired capital loss carryforwards and differences between book and tax accounting for distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

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Undistributed ordinary income	$10,407,331
Undistributed long-term capital gains	$28,745,426
Deferred capital losses	($2,025,294)
Net unrealized appreciation (depreciation)	$201,720,454
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts, distributions from REITs and return of capital distributions from securities.
During the year ended December 31, 2017, capital loss carryforwards of $678,095 were utilized to offset net realized gains by the Portfolio.
At December 31, 2017, the Portfolio, for federal income tax purposes, had deferred capital losses of $2,025,294 which would reduce the Portfolio’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Portfolio of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Portfolio’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2017, $2,025,294 are long-term.
The Portfolio’s use of net capital losses acquired from reorganizations, which amounted to $2,025,294 at December 31, 2017, may be limited under certain tax provisions.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$315,059,879
Gross unrealized appreciation	$209,016,067
Gross unrealized depreciation	(7,295,613)
Net unrealized appreciation (depreciation)	$201,720,454
NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, the Portfolio used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures	Net unrealized appreciation	$58,295	*	($6,070)	*

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$1,745,750	$47,775
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2017 was approximately $10,929,000.

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NOTE 7 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $7,678,080 and the total value of collateral received was $7,910,685, including cash collateral of $2,072,987 and non-cash U.S. Government securities collateral of $5,837,698.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$7,910,685	$—	$—	$—	$7,910,685
Total					$7,910,685
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1) at December 31, 2017.
NOTE 8 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.
NOTE 9 — REORGANIZATION
The Board approved the reorganization of Calvert VP SRI Large Cap Core Portfolio (SRI Large Cap Core) into Calvert VP S&P 500 Index Portfolio (S&P 500 Index). Shareholders of SRI Large Cap Core approved the reorganization at a meeting on September 9, 2016 and the reorganization took place at the close of business on September 23, 2016. The purpose of the transaction was to combine two funds managed by CIM with substantially similar investment objectives and policies.
The acquisition was accomplished by a tax-free exchange of the following shares:

ACQUIRED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
SRI Large Cap Core	999,770	S&P 500 Index	639,778	$76,978,107

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For financial reporting purposes, assets received and shares issued by S&P 500 Index were recorded at fair value; however, the cost basis of the investments received from SRI Large Cap Core were carried forward to align ongoing reporting of S&P 500 Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets, accumulated net realized loss and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

ACQUIRED PORTFOLIO	NET ASSETS	ACCUMULATED NET REALIZED LOSS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
SRI Large Cap Core	$76,978,107	($12,124,913)	$3,073,273	S&P 500 Index	$404,142,080
Assuming the acquisition had been completed on January 1, 2016, S&P 500 Index’s results of operations for the year ended December 31, 2016 would have been as follows:

Net investment income	$8,204,236	(a)
Net realized and change in unrealized gain (loss) on investments	$41,334,965	(b)
Net increase (decrease) in assets from operations	$49,539,201
(a) $7,251,045 as reported, plus $953,191 from pre-merger SRI Large Cap Core.
(b) $37,886,162 as reported, plus $3,448,803 from pre-merger SRI Large Cap Core.
Because S&P 500 Index and SRI Large Cap Core sold and redeemed shares throughout the period, it was not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of SRI Large Cap Core since September 23, 2016 through the period ended December 31, 2016.
NOTE 10 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	107,122	$14,199,241	567,540	$65,527,998
Shares issued from merger (See Note 9):	—	—	639,778	76,978,107
Reinvestment of distributions	190,763	25,606,069	82,254	10,119,695
Shares redeemed	(583,560)	(77,449,566)	(460,394)	(53,927,197)
Net increase (decrease)	(285,675)	($37,644,256)	829,178	$98,698,603
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP owned 51.9% of the value of the outstanding shares of the Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 35

FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $47,225,026 or, if subsequently determined to be different, the net capital gain of such year.

36 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 37

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

38 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP S&P 500 INDEX PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Adviser Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24221 12.31.17

Calvert VP Investment Grade Bond Index Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP Investment Grade Bond Index Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Management and Organization
29	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

U.S. investment-grade fixed-income securities recorded modest gains for the 12-month period ended December 31, 2017, as the Bloomberg Barclays U.S. Aggregate Bond Index[2] rose 3.54% on a total return basis.

However, total returns varied widely among bond market segments within the Bloomberg Barclays U.S. Aggregate Bond Index, ranging from 6.42% for investment-grade corporate bonds to 2.31% for U.S. Treasurys and 1.55% for asset-backed securities.

Early in the period, mixed U.S. economic data, along with worries that President Trump’s pro-business agenda could be delayed or derailed, put downward pressure on long-term interest rates. As a result, U.S. Treasury and corporate bond prices rose during the first half of 2017. Toward the end of the 12-month period, rising geopolitical tensions between the U.S. and North Korea and devastating hurricanes in the U.S. drove investors toward the perceived safety of U.S. Treasurys, putting further downward pressure on interest rates. However, market reaction to these issues was mild and fleeting.

In September 2017, the U.S. Federal Reserve (the Fed) disclosed details of its plan to begin paring back its balance sheet, starting in October 2017, at the measured pace of $10 billion per month. In December 2017, the Fed raised its benchmark short-term interest rate for the third time in 2017 and indicated that further rate increases were likely in 2018.

Despite the Fed interest rate hikes and positive U.S. economic data, U.S. Treasury bond yields remained essentially unchanged from year-end 2016. At year-end 2017, the yield on the benchmark 10-year Treasury note stood at 2.41%, down slightly from 2.44% at the end of 2016. Treasury yields briefly moved higher in December 2017 with the approval of the Republican tax package, but retreated by year-end. The persistence of flat Treasury yields amid a growing economy bred skepticism among some investors about the sharp rally in stocks and other risky assets.

The strengthening economy and low Treasury yields fueled demand for investment-grade corporate bonds during the 12-month period. Consequently, credit spreads - the yield difference between corporate bonds and U.S. Treasurys of similar maturities - tightened, driving bond prices higher. Longer-maturity corporate bonds benefited the most from tightening spreads.

Elsewhere in fixed-income markets, lower-quality,[7] high-yield bonds returned 7.48% for the 12-month period ended December 31, 2017, as measured by the ICE BofAML U.S. High Yield Index, outperforming investment-grade corporate bonds. Municipal bonds delivered a 5.45% return for the period, as measured by the Bloomberg Barclays Municipal Bond Index.

Investment Strategy

The Calvert VP Investment Grade Bond Index Portfolio (the Portfolio) employs a passive management approach in an effort to track, as closely as possible, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the Index). However, with more than 9,700 securities in the Index, full replication is not feasible. We therefore use a stratified sampling strategy to create a portfolio of securities with similar characteristics as the Index, including duration,[6] sector allocation and quality. Stratified sampling requires the portfolio manager to select securities to represent each sector in the Index.

Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio returned 3.49% for Class I shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 3.54% for the period.

The Portfolio’s underperformance versus the Index was due to fees and operating expenses, which the Index does not incur.

A flattening of the yield curve over the course of the 12-month period ended December 31, 2017, contributed to higher relative total return in longer-duration fixed-income securities. This, coupled with a tightening of credit spreads during the period, made the corporate sector the highest-performing sector in both the Index and the Portfolio.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Tina J. Udell, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	03/31/2003	03/31/2003	3.49%	1.81%	3.85%
Class F at NAV	10/30/2015	03/31/2003	3.21	1.70	3.79

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	3.54%	2.10%	4.00%

% Total Annual Operating Expense Ratios[4]				Class I	Class F
Gross				0.45%	3.08%
Net				0.32	0.57

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2007	$14,512	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

U.S. Treasury Obligations	36.4%
Corporate Bonds	27.8%
U.S. Government Agency Mortgage-Backed Securities	27.3%
U.S. Government Agencies and Instrumentalities	4.9%
Commercial Mortgage-Backed Securities	1.1%
Sovereign Government Bonds	0.6%
Taxable Municipal Obligations	0.6%
Asset-Backed Securities	0.2%
Time Deposit	1.1%
Floating Rate Loans	0.0%	*
Total	100.0%

*Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio and performance reflected prior to such date is that of the Portfolio’s former investment adviser, Calvert Investment Management, Inc.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]  Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[7]  Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class I	$1,000.00	$1,011.60	$1.62**	0.32%
Class F	$1,000.00	$1,010.40	$2.89**	0.57%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.59	$1.63**	0.32%
Class F	$1,000.00	$1,022.33	$2.91**	0.57%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 36.1%
United States Treasury Bonds:
2.50%, 2/15/45	1,000,000	952,485
3.00%, 5/15/42	1,000,000	1,051,725
3.00%, 5/15/47	1,000,000	1,050,423
3.125%, 11/15/41	1,000,000	1,074,224
3.125%, 8/15/44	1,600,000	1,718,224
3.75%, 11/15/43	1,045,000	1,244,116
3.875%, 8/15/40	1,000,000	1,204,051
4.375%, 5/15/41	1,600,000	2,068,688
6.25%, 8/15/23	1,000,000	1,211,412
8.00%, 11/15/21	1,000,000	1,218,621
8.125%, 5/15/21	1,000,000	1,196,913
United States Treasury Notes:
0.875%, 9/15/19	1,000,000	983,187
1.00%, 8/31/19	2,000,000	1,971,810
1.125%, 4/30/20	1,000,000	982,186
1.375%, 9/15/20 (a)	500,000	492,881
1.625%, 3/31/19	947,000	944,291
1.625%, 11/15/22	2,500,000	2,436,244
1.75%, 5/15/22	1,600,000	1,574,266
1.875%, 7/31/22	1,250,000	1,233,095
2.00%, 2/15/22	2,000,000	1,990,603
2.00%, 2/15/25	2,200,000	2,150,434
2.00%, 11/15/26	2,000,000	1,935,287
2.125%, 9/30/24	2,750,000	2,715,193
2.25%, 3/31/21	200,000	201,345
2.25%, 11/15/24	2,000,000	1,989,558
2.25%, 2/15/27	2,100,000	2,072,184
2.625%, 8/15/20	2,000,000	2,035,064
2.625%, 11/15/20	3,000,000	3,054,236
2.75%, 11/15/23	1,000,000	1,027,058
2.75%, 2/15/24	3,000,000	3,078,616
3.125%, 5/15/19	4,500,000	4,577,316
3.125%, 5/15/21	3,500,000	3,621,905
3.375%, 11/15/19	1,100,000	1,130,314
3.625%, 8/15/19	1,000,000	1,027,880
3.625%, 2/15/20	1,000,000	1,035,847
3.625%, 2/15/21	1,000,000	1,048,811
3.75%, 11/15/18	1,000,000	1,016,860

Total U.S. Treasury Obligations (Cost $59,111,149)		60,317,353

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 27.6%
Basic Materials - 1.5%
Barrick North America Finance LLC, 5.75%, 5/1/43	100,000	126,119
Dow Chemical Co. (The), 4.375%, 11/15/42	100,000	105,527
Ecolab, Inc., 4.35%, 12/8/21	122,000	129,961
LYB International Finance BV, 5.25%, 7/15/43	100,000	116,639
Mosaic Co. (The), 5.625%, 11/15/43	400,000	432,150
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200,000	211,027
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	400,000	416,397
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	154,924
Sherwin-Williams Co. (The), 4.20%, 1/15/22	300,000	314,461
Vale Overseas Ltd., 4.375%, 1/11/22	500,000	518,250
		2,525,455

Communications - 3.6%
21st Century Fox America, Inc., 5.40%, 10/1/43	100,000	124,048
Amazon.com, Inc., 2.50%, 11/29/22	200,000	200,099
AT&T, Inc.:
3.90%, 3/11/24	200,000	205,488
5.20%, 3/15/20	200,000	211,502
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	500,000	532,290
Comcast Corp., 3.125%, 7/15/22 (a)	100,000	102,510
Crown Castle Towers LLC, 4.883%, 8/15/40 (b)	300,000	313,913
Discovery Communications LLC, 5.05%, 6/1/20	200,000	210,358
NBCUniversal Media LLC:
2.875%, 1/15/23	100,000	101,071
4.45%, 1/15/43	200,000	218,562
Rogers Communications, Inc., 3.625%, 12/15/25	1,000,000	1,022,824
Time Warner, Inc.:
4.00%, 1/15/22	290,000	302,206
4.875%, 3/15/20	100,000	105,274
4.90%, 6/15/42	200,000	208,920
5.375%, 10/15/41	100,000	110,908
Verizon Communications, Inc.:
4.862%, 8/21/46	600,000	626,879
5.15%, 9/15/23	300,000	334,158
Viacom, Inc., 3.875%, 4/1/24 (a)	100,000	99,889
WPP Finance 2010, 3.75%, 9/19/24	1,000,000	1,023,278
		6,054,177

Consumer, Cyclical - 2.1%
Cintas Corp. No. 2, 3.25%, 6/1/22	350,000	357,470
CVS Pass-Through Trust, 6.036%, 12/10/28	85,366	95,009
Ford Motor Co., 5.291%, 12/8/46	1,000,000	1,091,430
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	200,000	219,778

8 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
General Motors Co., 5.00%, 4/1/35	1,000,000	1,062,140
Lowe's Cos., Inc., 3.875%, 9/15/23	100,000	106,197
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	100,000	100,421
6.50%, 8/15/37	250,000	363,341
		3,395,786

Consumer, Non-cyclical - 3.1%
AbbVie, Inc., 2.90%, 11/6/22	200,000	200,605
Amgen, Inc., 4.10%, 6/15/21	700,000	731,656
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	100,000	99,746
4.00%, 1/17/43	100,000	101,176
4.625%, 2/1/44	1,000,000	1,106,719
Cigna Corp., 4.00%, 2/15/22	400,000	418,072
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	76,580
Equifax, Inc., 3.30%, 12/15/22 (a)	450,000	447,523
Gilead Sciences, Inc., 3.70%, 4/1/24	100,000	104,683
Kraft Foods Group, Inc., 3.50%, 6/6/22	100,000	102,418
Kroger Co. (The), 3.85%, 8/1/23	100,000	104,185
Laboratory Corporation of America Holdings, 4.00%, 11/1/23	100,000	103,930
Life Technologies Corp., 6.00%, 3/1/20	100,000	107,077
Molson Coors Brewing Co., 5.00%, 5/1/42	100,000	113,728
PepsiCo, Inc., 2.75%, 3/5/22	100,000	101,239
Pfizer, Inc., 4.40%, 5/15/44	1,000,000	1,149,592
Zoetis, Inc., 4.70%, 2/1/43	100,000	112,123
		5,181,052

Energy - 4.0%
BP Capital Markets plc, 2.50%, 11/6/22	500,000	497,690
Chevron Corp., 3.191%, 6/24/23	100,000	102,822
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (b)	100,000	106,601
Colonial Pipeline Co., 6.58%, 8/28/32 (b)	100,000	124,840
Enbridge Energy Partners LP, 5.20%, 3/15/20	300,000	315,877
HollyFrontier Corp., 5.875%, 4/1/26	1,000,000	1,114,169
Petroleos Mexicanos, 6.375%, 1/23/45	1,000,000	1,007,850
Shell International Finance BV:
2.25%, 1/6/23	200,000	196,620
4.125%, 5/11/35	1,350,000	1,474,406
4.55%, 8/12/43	100,000	113,908
Texas Eastern Transmission LP, 2.80%, 10/15/22 (b)	400,000	397,830
TransCanada PipeLines Ltd., 4.875%, 1/15/26	1,000,000	1,120,476
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	100,000	104,939
		6,678,028
Financial - 7.4%
American International Group, Inc., 4.875%, 6/1/22	250,000	272,083
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (b)	800,000	853,596

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Bank of America Corp.:
4.125%, 1/22/24	300,000	319,260
5.65%, 5/1/18	250,000	252,995
Bank of New York Mellon Corp. (The), 1.30%, 1/25/18	850,000	849,681
Berkshire Hathaway Finance Corp.:
3.00%, 5/15/22	200,000	204,711
4.30%, 5/15/43	1,000,000	1,119,671
Boston Properties LP, 3.85%, 2/1/23	100,000	104,278
Capital One Bank, 3.375%, 2/15/23	200,000	202,181
Citigroup, Inc.:
2.50%, 9/26/18	500,000	501,521
5.50%, 9/13/25	80,000	90,246
6.125%, 5/15/18	200,000	203,049
Discover Financial Services, 3.85%, 11/21/22	200,000	205,628
ERP Operating LP, 4.625%, 12/15/21	100,000	107,158
Excalibur One 77B LLC, 1.492%, 1/1/25	27,004	26,148
General Electric Co., 4.625%, 1/7/21	100,000	106,121
General Electric Co. / LJ VP Holdings LLC, 3.80%, 6/18/19 (b)	400,000	408,177
Goldman Sachs Group, Inc. (The):
2.375%, 1/22/18	200,000	200,044
2.625%, 1/31/19	200,000	200,903
4.00%, 3/3/24	500,000	524,893
5.375%, 3/15/20	150,000	159,090
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	100,000	109,220
JPMorgan Chase & Co.:
2.35%, 1/28/19	300,000	300,617
3.375%, 5/1/23	700,000	711,936
4.50%, 1/24/22	400,000	428,211
Liberty Property LP, 3.375%, 6/15/23	350,000	355,020
MetLife, Inc., 4.875%, 11/13/43	100,000	117,520
Morgan Stanley:
2.125%, 4/25/18	300,000	300,022
4.10%, 5/22/23	500,000	521,472
5.00%, 11/24/25	150,000	164,366
Prudential Financial, Inc., 5.10%, 8/15/43	1,000,000	1,190,699
Regions Bank, 7.50%, 5/15/18	100,000	102,012
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	253,203
Welltower, Inc., 5.25%, 1/15/22	800,000	870,004
		12,335,736

Industrial - 3.4%
BNSF Funding Trust I, 6.613% to 1/15/26, 12/15/55 (c)	540,000	623,700
Cummins, Inc., 4.875%, 10/1/43	100,000	120,062
Deere & Co., 6.55%, 10/1/28	250,000	315,976
GATX Corp., 4.85%, 6/1/21	900,000	961,890
General Electric Co., 4.50%, 3/11/44	100,000	110,943

10 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Kennametal, Inc., 2.65%, 11/1/19 (a)	950,000	951,051
L3 Technologies, Inc., 4.75%, 7/15/20	800,000	842,076
Northrop Grumman Corp., 3.25%, 8/1/23	150,000	153,237
Stanley Black & Decker, Inc., 2.90%, 11/1/22	650,000	656,931
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	516,469
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	344,511
United Technologies Corp., 4.50%, 6/1/42	100,000	110,996
		5,707,842

Technology - 1.7%
Apple, Inc., 3.85%, 5/4/43	1,100,000	1,144,613
CA, Inc., 5.375%, 12/1/19	200,000	209,844
International Business Machines Corp.:
2.90%, 11/1/21	100,000	101,436
3.625%, 2/12/24	100,000	104,777
NetApp, Inc., 3.25%, 12/15/22	100,000	100,503
Oracle Corp.:
2.375%, 1/15/19	900,000	903,835
5.75%, 4/15/18	250,000	252,872
		2,817,880

Utilities - 0.8%
Connecticut Light & Power Co. (The), 5.65%, 5/1/18	200,000	202,471
PacifiCorp, 4.10%, 2/1/42	100,000	108,520
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	1,071,182
		1,382,173

Total Corporate Bonds (Cost $43,452,979)		46,078,129

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 27.1%
Federal Home Loan Mortgage Corp.:
2.50%, with various maturities to 2031	1,649,427	1,650,989
3.00%, with maturity at 2043	1,081,221	1,087,898
3.50%, with various maturities to 2042	1,880,274	1,943,070
4.00%, with various maturities to 2039	653,986	685,453
4.50%, with various maturities to 2044	1,929,701	2,065,938
5.00%, with various maturities to 2040	1,324,963	1,443,077
6.00%, with various maturities to 2040	101,450	114,628
6.50%, with maturity at 2037	47,425	51,478
Federal National Mortgage Association:
2.50%, with various maturities to 2043	2,740,967	2,716,518
3.00%, with various maturities to 2046	8,221,448	8,265,328
3.499%, (1 yr. USD LIBOR + 1.749%), with maturity at 2038 (d)	290,448	305,422
3.50%, with various maturities to 2047	8,771,066	9,034,329
4.00%, with various maturities to 2047	6,029,375	6,320,643

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D
4.50%, with various maturities to 2044	4,210,992	4,515,432
5.00%, with various maturities to 2034	170,530	184,721
5.50%, with various maturities to 2038	634,813	703,448
6.00%, with various maturities to 2038	659,877	746,264
6.50%, with various maturities to 2036	123,887	138,456
Government National Mortgage Association:
4.00%, with various maturities to 2042	1,513,115	1,605,739
4.50%, with maturity at 2033	205,429	217,910
5.00%, with various maturities to 2039	718,639	783,559
5.50%, with maturity at 2034	80,974	88,988
6.00%, with various maturities to 2038	555,723	631,202

Total U.S. Government Agency Mortgage-Backed Securities (Cost $44,889,625)		45,300,490

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 4.8%
Federal Home Loan Mortgage Corp.:
3.75%, 3/27/19	3,200,000	3,273,427
6.25%, 7/15/32	700,000	983,109
6.75%, 3/15/31	1,300,000	1,861,073
Federal National Mortgage Association, 2.00%, 1/5/22	2,000,000	1,987,710

Total U.S. Government Agencies and Instrumentalities (Cost $7,906,229)		8,105,319

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.131%, 11/10/46	422,000	450,521
Series 2014-GC21, Class A5, 3.855%, 5/10/47	645,000	680,181
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	625,000	627,813

Total Commercial Mortgage-Backed Securities (Cost $1,720,650)		1,758,515

SOVEREIGN GOVERNMENT BONDS - 0.6%
Mexico Government International Bond, 5.55%, 1/21/45	500,000	564,375
Province of Ontario Canada, 2.45%, 6/29/22	400,000	398,868
Province of Quebec Canada, 2.625%, 2/13/23	75,000	75,034

Total Sovereign Government Bonds (Cost $971,592)		1,038,277

12 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TAXABLE MUNICIPAL OBLIGATIONS - 0.6%
General Obligations - 0.6%
New York, NY, 3.60%, 8/1/28	1,000,000	1,032,590

Total Taxable Municipal Obligations (Cost $989,889)		1,032,590

ASSET-BACKED SECURITIES - 0.3%
Automobile - 0.1%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.50%, 2/20/21 (b)	150,000	150,043

Credit Card - 0.2%
World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	250,000	253,113

Other - 0.0% (e)
MVW Owner Trust, Series 2013-1A, Class A, 2.15%, 4/22/30 (b)	23,995	23,696

Total Asset-Backed Securities (Cost $431,154)		426,852

FLOATING RATE LOANS (f) - 0.0% (e)
Financial - 0.0% (e)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (g)(h)(i)	96,336	1,520

Total Floating Rate Loans (Cost $96,336)		1,520

TIME DEPOSIT - 1.1%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	1,835,722	1,835,722

Total Time Deposit (Cost $1,835,722)		1,835,722

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	1,118,483	1,118,483

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,118,483)		1,118,483

TOTAL INVESTMENTS (Cost $162,523,808) - 99.9%		167,013,250
Other assets and liabilities, net - 0.1%		131,248
NET ASSETS - 100.0%		167,144,498

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 13

NOTES TO SCHEDULE OF INVESTMENTS
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $1,093,460.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $2,378,696, which represents 1.4% of the net assets of the Portfolio as of December 31, 2017.

(c) Security converts to floating rate after the indicated fixed-rate coupon period.
(d) Variable rate security. The stated interest rate represents the rate in effect at December 31, 2017.
(e) Amount is less than 0.05%.
(f) Floating rate loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(g) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(h) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(i) Restricted security. Total market value of restricted securities amounts to $1,520, which represents less than 0.05% of the net assets of the Portfolio as of December 31, 2017.

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	96,336
See notes to financial statements.

14 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $162,523,808) - including $1,093,460 of securities on loan	$167,013,250
Receivable for capital shares sold	202,170
Interest receivable	1,131,383
Securities lending income receivable	265
Receivable from affiliate	32,723
Directors' deferred compensation plan	57,588
Other assets	1,796
Total assets	168,439,175

LIABILITIES
Payable for capital shares redeemed	9,643
Deposits for securities loaned	1,118,483
Payable to affiliates:
Investment advisory fee	28,235
Administrative fee	14,118
Distribution and service fees	101
Sub-transfer agency fee	669
Directors' deferred compensation plan	57,588
Accrued expenses	65,840
Total liabilities	1,294,677
NET ASSETS	$167,144,498

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(20,000,000 shares per class of $0.10 par value authorized)	$159,776,752
Accumulated undistributed net investment income	4,327,580
Accumulated net realized loss	(1,449,276)
Net unrealized appreciation	4,489,442
Total	$167,144,498

NET ASSET VALUE PER SHARE
Class I (based on net assets of $166,649,640 and 3,034,032 shares outstanding)	$54.93
Class F (based on net assets of $494,858 and 9,074 shares outstanding, including fractional shares)	$54.53

See notes to financial statements.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 15

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Interest	$4,864,787
Securities lending income, net	2,484
Total investment income	4,867,271

EXPENSES
Investment advisory fee	333,312
Administrative fee	199,988
Distribution and service fees:
Class F	629
Directors' fees and expenses	6,907
Custodian fees	30,245
Transfer agency fees and expenses:
Class I	26,238
Class F	1,288
Accounting fees	50,176
Professional fees	33,870
Reports to shareholders	46,670
Miscellaneous	22,094
Total expenses	751,417
Waiver and/or reimbursement of expenses by affiliate	(215,392)
Reimbursement of expenses-other	(3,776)
Net expenses	532,249
Net investment income	4,335,022

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain	419,692

Net change in unrealized appreciation (depreciation)	959,291

Net realized and unrealized gain	1,378,983

Net increase in net assets resulting from operations	$5,714,005
See notes to financial statements.

16 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$4,335,022	$4,284,981
Net realized gain	419,692	129,268
Net change in unrealized appreciation (depreciation)	959,291	852,255
Net increase in net assets resulting from operations	5,714,005	5,266,504

Distributions to shareholders from:
Net investment income:
Class I shares	(4,625,022)	(4,884,528)
Class F shares	(11,611)	(6,309)
Total distributions to shareholders	(4,636,633)	(4,890,837)

Capital share transactions:
Class I shares	(849,688)	(24,404,738)
Class F shares	295,839	113,828
Net decrease in net assets from capital share transactions	(553,849)	(24,290,910)

TOTAL INCREASE (DECREASE) IN NET ASSETS	523,523	(23,915,243)

NET ASSETS
Beginning of year	166,620,975	190,536,218
End of year (including accumulated undistributed net investment income of $4,327,580 and $4,629,191, respectively)	$167,144,498	$166,620,975
See notes to financial statements.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 17

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS I SHARES	2017 (a)	2016 (a)	2015 (a)	2014	2013
Net asset value, beginning	$54.60	$54.84	$54.90	$53.11	$56.06
Income from investment operations:
Net investment income	1.44	1.33	1.19	1.19	1.03
Net realized and unrealized gain (loss)	0.46	0.08	(1.17)	1.96	(2.59)
Total from investment operations	1.90	1.41	0.02	3.15	(1.56)
Distributions from:
Net investment income	(1.57)	(1.65)	(0.08)	(1.36)	(1.31)
Net realized gain	—	—	—	—	(0.08)
Total distributions	(1.57)	(1.65)	(0.08)	(1.36)	(1.39)
Total increase (decrease) in net asset value	0.33	(0.24)	(0.06)	1.79	(2.95)
Net asset value, ending	$54.93	$54.60	$54.84	$54.90	$53.11
Total return (b)	3.49%	2.59%	0.04%	5.93%	(2.80%)
Ratios to average net assets: (c)
Total expenses	0.45%	0.54%	0.52%	0.50%	0.50%
Net expenses	0.32%	0.46%	0.52%	0.50%	0.50%
Net investment income	2.60%	2.34%	2.16%	2.17%	1.84%
Portfolio turnover	14%	10%	6%	24%	41%
Net assets, ending (in thousands)	$166,650	$166,414	$190,437	$211,930	$199,633

(a) Net investment income per share was calculated using the Average Shares Method.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

18 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,		Period Ended December 31, 2015 (a)
CLASS F SHARES	2017	2016
Net asset value, beginning	$54.36	$54.79	$55.33
Income from investment operations:
Net investment income(b)	1.30	1.19	0.19
Net realized and unrealized gain (loss)	0.44	0.09	(0.62)
Total from investment operations	1.74	1.28	(0.43)
Distributions from:
Net investment income	(1.57)	(1.71)	(0.11)
Total distributions	(1.57)	(1.71)	(0.11)
Total increase (decrease) in net asset value	0.17	(0.43)	(0.54)
Net asset value, ending	$54.53	$54.36	$54.79
Total return (c)	3.21%	2.36%	(0.78%)
Ratios to average net assets: (d)
Total expenses	1.21%	3.18%	0.78%	(e)
Net expenses	0.57%	0.71%	0.78%	(e)
Net investment income	2.37%	2.09%	2.01%	(e)
Portfolio turnover	14%	10%	6%
Net assets, ending (in thousands)	$495	$206	$99

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP Investment Grade Bond Index Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to seek investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Portfolio’s NAV per share of $0.03.

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Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1	Level 2	Level 3*	Total
U.S. Treasury Obligations	$—	$60,317,353	$—	$60,317,353
Corporate Bonds	—	46,078,129	—	46,078,129
U.S. Government Agency Mortgage-Backed Securities	—	45,300,490	—	45,300,490
U.S. Government Agencies and Instrumentalities	—	8,105,319	—	8,105,319
Commercial Mortgage-Backed Securities	—	1,758,515	—	1,758,515
Sovereign Government Bonds	—	1,038,277	—	1,038,277
Taxable Municipal Obligations	—	1,032,590	—	1,032,590
Asset-Backed Securities	—	426,852	—	426,852
Floating Rate Loans	—	—	1,520	1,520
Time Deposit	—	1,835,722	—	1,835,722
Short Term Investment of Cash Collateral for Securities Loaned	1,118,483	—	—	1,118,483
Total	$1,118,483	$165,893,247	$1,520	$167,013,250

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Portfolio. Expenses arising in connection with a specific class are charged directly to that class.
D. Floating Rate Loans: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or

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other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
E. Restricted Securities: The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.20% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $333,312.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.32% for Class I and 0.57% for Class F of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $182,061.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets attributable to Class I and Class F and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018 for each class. For the year ended December 31, 2017, CRM was paid administrative fees of $199,988, of which $33,331 were waived.
The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services

22 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $629 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $12,110 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $3,776, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $11,159 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns were $1,600,878 and $4,104,295, respectively. Purchases and sales of U.S. government and agency securities were $22,191,849 and $19,980,060, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$4,636,633	$4,890,837
During the year ended December 31, 2017, accumulated net realized loss was decreased by $175,128 and paid-in capital was decreased by $175,128 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,327,580
Deferred capital losses	($955,537)
Net unrealized appreciation (depreciation)	$3,995,703

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The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales.
At December 31, 2017, the Portfolio, for federal income tax purposes, had deferred capital losses of $955,537 which would reduce the Portfolio’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Portfolio of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Portfolio’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2017, $524,049 are short-term and $431,488 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$163,017,547
Gross unrealized appreciation	$4,687,618
Gross unrealized depreciation	(691,915)
Net unrealized appreciation (depreciation)	$3,995,703
NOTE 6 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan, including accrued interest, was $1,096,707 and the total value of collateral received was $1,118,483.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$613,483	$—	$—	$—	$613,483
U.S. Treasury Obligations	505,000	—	—	—	505,000
Total	$1,118,483	$—	$—	$—	$1,118,483
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017.

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NOTE 7 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	187,505	$10,343,746	286,053	$16,176,004
Reinvestment of distributions	84,414	4,625,022	89,822	4,884,528
Shares redeemed	(285,677)	(15,818,456)	(800,850)	(45,465,270)
Net decrease	(13,758)	($849,688)	(424,975)	($24,404,738)

Class F
Shares sold	7,078	$393,845	1,894	$108,842
Reinvestment of distributions	213	11,611	117	6,309
Shares redeemed	(2,015)	(109,617)	(24)	(1,323)
Net increase	5,276	$295,839	1,987	$113,828
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP owned 86.4% of the value of the outstanding shares of the Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 27

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

28 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Adviser Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24231 12.31.17

Calvert VP S&P MidCap 400 Index Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP S&P MidCap 400 Index Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Federal Tax Information
35	Management and Organization
37	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average[2] rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks, as measured by the S&P 500 Index, outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, the Calvert VP S&P MidCap 400 Index Portfolio (the Portfolio) seeks to replicate, as closely as possible, the holdings and match the performance of the S&P MidCap 400 Index (the Index). The Portfolio seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Portfolio’s assets to be fully invested.
Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio’s Class I shares at net asset value (NAV) returned 15.88% underperforming its benchmark, the Index, which returned 16.24% for the period.
The Portfolio’s underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur.
The Portfolio continued to meet its objective by closely tracking the Index. Mid-cap stocks trailed large-cap stocks by a wide margin for the year. Nine of 11 economic sectors, led by information technology, industrials, and health care, had positive returns. Energy and telecommunication services were the only sectors that declined during the period; however, their combined weight in the Index was less than 5% at year-end, which minimized their impact.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	05/03/1999	05/03/1999	15.88%	14.50%	9.40%
Class F at NAV	10/01/2007	05/03/1999	15.63	14.22	9.15

S&P MidCap 400 Index	—	—	16.24%	15.00%	9.96%

% Total Annual Operating Expense Ratios[4]				Class I	Class F
Gross				0.45%	0.69%
Net				0.30	0.55

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2007	$24,010	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	16.9%	SPDR S&P MidCap 400 ETF Trust	1.9%
Financials	16.8%	Take-Two Interactive Software, Inc.	0.7%
Industrials	15.3%	SVB Financial Group	0.7%
Consumer Discretionary	11.7%	NVR, Inc.	0.7%
Real Estate	8.8%	MSCI, Inc.	0.6%
Health Care	7.3%	Teleflex, Inc.	0.6%
Materials	6.9%	Huntington Ingalls Industries, Inc.	0.6%
Utilities	5.1%	Cognex Corp.	0.6%
Energy	4.1%	Broadridge Financial Solutions, Inc.	0.6%
Consumer Staples	3.7%	Trimble, Inc.	0.6%
Exchange-Traded Funds	1.9%	Total	7.6%
Time Deposit	1.0%
U.S. Treasury Obligations	0.3%
Telecommunication Services	0.2%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. S&P MidCap 400 Index is an unmanaged index of 400 U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6] Excludes cash and cash equivalents.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class I	$1,000.00	$1,095.20	$1.58**	0.30%
Class F	$1,000.00	$1,093.80	$2.90**	0.55%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.69	$1.53**	0.30%
Class F	$1,000.00	$1,022.43	$2.80**	0.55%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 96.9%
Aerospace & Defense - 1.9%
Curtiss-Wright Corp.	13,126	1,599,403
Esterline Technologies Corp. *	7,910	590,877
Huntington Ingalls Industries, Inc.	13,606	3,206,934
KLX, Inc. *	15,479	1,056,442
Orbital ATK, Inc.	17,271	2,271,137
Teledyne Technologies, Inc. *	10,560	1,912,944
		10,637,737

Airlines - 0.4%
JetBlue Airways Corp. *	95,983	2,144,260

Auto Components - 0.9%
Cooper Tire & Rubber Co. (a)	15,526	548,844
Dana, Inc.	43,259	1,384,720
Delphi Technologies plc *	26,700	1,400,949
Gentex Corp.	84,984	1,780,415
		5,114,928

Automobiles - 0.4%
Thor Industries, Inc.	14,654	2,208,651

Banks - 8.2%
Associated Banc-Corp.	45,582	1,157,783
BancorpSouth Bank	25,144	790,779
Bank of Hawaii Corp.	12,782	1,095,417
Bank of the Ozarks, Inc.	36,339	1,760,624
Cathay General Bancorp	22,756	959,620
Chemical Financial Corp.	21,283	1,138,002
Commerce Bancshares, Inc.	28,134	1,571,002
Cullen/Frost Bankers, Inc.	17,206	1,628,548
East West Bancorp, Inc.	43,237	2,630,107
First Horizon National Corp. (a)	97,210	1,943,228
FNB Corp.	96,688	1,336,228
Fulton Financial Corp.	52,314	936,421
Hancock Holding Co.	25,498	1,262,151
Home BancShares, Inc.	47,360	1,101,120
International Bancshares Corp.	16,230	644,331
MB Financial, Inc.	25,120	1,118,342
PacWest Bancorp	38,721	1,951,538
Pinnacle Financial Partners, Inc.	22,103	1,465,429
Prosperity Bancshares, Inc.	20,795	1,457,106
Signature Bank *	16,069	2,205,631

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sterling Bancorp	67,750	1,666,650
SVB Financial Group *	15,788	3,690,761
Synovus Financial Corp.	35,791	1,715,820
TCF Financial Corp.	50,827	1,041,953
Texas Capital Bancshares, Inc. *	14,832	1,318,565
Trustmark Corp.	19,953	635,703
UMB Financial Corp.	13,128	944,166
Umpqua Holdings Corp.	65,956	1,371,885
United Bankshares, Inc. (a)	31,376	1,090,316
Valley National Bancorp	79,098	887,480
Webster Financial Corp.	27,592	1,549,567
Wintrust Financial Corp.	16,656	1,371,955
		45,438,228

Beverages - 0.1%
Boston Beer Company, Inc. (The), Class A *(a)	2,593	495,522

Biotechnology - 0.7%
Bioverativ, Inc. *	32,367	1,745,229
United Therapeutics Corp. *	13,017	1,925,865
		3,671,094

Building Products - 0.4%
Lennox International, Inc.	11,254	2,343,758

Capital Markets - 3.5%
Eaton Vance Corp. (b)	35,345	1,993,105
FactSet Research Systems, Inc. (a)	11,707	2,256,641
Federated Investors, Inc., Class B	28,574	1,030,950
Interactive Brokers Group, Inc., Class A	21,300	1,261,173
Janus Henderson Group plc	53,977	2,065,160
Legg Mason, Inc.	25,594	1,074,436
MarketAxess Holdings, Inc.	11,248	2,269,284
MSCI, Inc.	26,941	3,409,114
SEI Investments Co.	39,322	2,825,679
Stifel Financial Corp.	20,484	1,220,027
		19,405,569

Chemicals - 2.9%
Ashland Global Holdings, Inc.	18,622	1,325,886
Cabot Corp.	18,696	1,151,487
Chemours Co. (The)	55,201	2,763,362
Minerals Technologies, Inc.	10,587	728,915
NewMarket Corp.	2,767	1,099,578
Olin Corp.	49,646	1,766,405
PolyOne Corp.	24,222	1,053,657
RPM International, Inc.	39,975	2,095,489

8 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Scotts Miracle-Gro Co. (The), Class A	12,252	1,310,841
Sensient Technologies Corp.	13,077	956,583
Valvoline, Inc.	61,197	1,533,597
		15,785,800

Commercial Services & Supplies - 1.7%
Brink's Co. (The)	15,126	1,190,416
Clean Harbors, Inc. *	15,365	832,783
Copart, Inc. *	60,045	2,593,343
Deluxe Corp.	14,300	1,098,812
Herman Miller, Inc.	17,660	707,283
HNI Corp.	12,966	500,098
MSA Safety, Inc.	10,184	789,464
Pitney Bowes, Inc.	54,948	614,319
Rollins, Inc.	28,705	1,335,644
Travel Centers of America LLC *(c)	60,000	—
		9,662,162

Communications Equipment - 1.0%
ARRIS International plc *	52,892	1,358,796
Ciena Corp. *	42,424	887,934
InterDigital, Inc.	10,379	790,361
NetScout Systems, Inc. *	26,085	794,288
Plantronics, Inc.	9,782	492,817
ViaSat, Inc. *(a)	16,166	1,210,025
		5,534,221

Construction & Engineering - 1.3%
AECOM *	47,183	1,752,849
Dycom Industries, Inc. *(a)	9,263	1,032,176
EMCOR Group, Inc.	17,587	1,437,737
Granite Construction, Inc.	11,938	757,227
KBR, Inc.	42,118	835,200
Valmont Industries, Inc.	6,759	1,120,980
		6,936,169

Construction Materials - 0.3%
Eagle Materials, Inc.	14,525	1,645,683

Consumer Finance - 0.3%
SLM Corp. *	128,989	1,457,576

Containers & Packaging - 1.2%
AptarGroup, Inc.	18,682	1,611,883
Bemis Co., Inc.	27,253	1,302,421
Greif, Inc., Class A	7,865	476,462

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Owens-Illinois, Inc. *	48,688	1,079,413
Silgan Holdings, Inc.	22,070	648,637
Sonoco Products Co.	29,741	1,580,437
		6,699,253

Distributors - 0.3%
Pool Corp.	12,024	1,558,912

Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc. *	18,159	763,586
Graham Holdings Co., Class B	1,371	765,498
Service Corp. International	56,256	2,099,474
Sotheby's *	11,195	577,662
		4,206,220

Electric Utilities - 1.8%
Great Plains Energy, Inc.	64,520	2,080,125
Hawaiian Electric Industries, Inc.	32,544	1,176,466
IDACORP, Inc.	15,080	1,377,709
OGE Energy Corp.	59,762	1,966,767
PNM Resources, Inc.	23,868	965,461
Westar Energy, Inc.	42,507	2,244,369
		9,810,897

Electrical Equipment - 0.7%
EnerSys	12,610	878,034
Hubbell, Inc.	16,391	2,218,358
Regal-Beloit Corp.	13,409	1,027,130
		4,123,522

Electronic Equipment, Instruments & Components - 4.9%
Arrow Electronics, Inc. *	26,401	2,122,904
Avnet, Inc.	36,198	1,434,165
Belden, Inc.	12,650	976,200
Cognex Corp.	51,858	3,171,635
Coherent, Inc. *	7,369	2,079,679
IPG Photonics Corp. *	11,245	2,407,892
Jabil, Inc.	52,876	1,387,995
Keysight Technologies, Inc. *	55,272	2,299,315
Knowles Corp. *	26,145	383,286
Littelfuse, Inc.	6,791	1,343,396
National Instruments Corp.	31,801	1,323,876
SYNNEX Corp.	8,737	1,187,795
Tech Data Corp. *	10,382	1,017,125
Trimble, Inc. *	75,680	3,075,635

10 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
VeriFone Systems, Inc. *	33,624	595,481
Vishay Intertechnology, Inc.	39,475	819,106
Zebra Technologies Corp., Class A *	15,790	1,639,002
		27,264,487

Energy Equipment & Services - 1.5%
Core Laboratories NV	13,300	1,457,015
Diamond Offshore Drilling, Inc. *(a)	19,400	360,646
Dril-Quip, Inc. *	11,328	540,346
Ensco plc, Class A (a)	129,334	764,364
Nabors Industries Ltd. (a)	95,016	648,959
Oceaneering International, Inc.	28,910	611,157
Patterson-UTI Energy, Inc.	66,586	1,532,144
Rowan Companies plc, Class A *(a)	34,045	533,145
Superior Energy Services, Inc. *	45,052	433,851
Transocean Ltd. *(a)	116,800	1,247,424
		8,129,051

Equity Real Estate Investment Trusts (REITs) - 8.5%
Alexander & Baldwin, Inc.	13,601	377,292
American Campus Communities, Inc.	40,880	1,677,306
Camden Property Trust	27,627	2,543,342
CoreCivic, Inc.	35,357	795,533
CoreSite Realty Corp.	10,245	1,166,905
Corporate Office Properties Trust	29,755	868,846
Cousins Properties, Inc.	125,355	1,159,534
CyrusOne, Inc.	27,355	1,628,443
DCT Industrial Trust, Inc.	27,890	1,639,374
Douglas Emmett, Inc.	47,701	1,958,603
Education Realty Trust, Inc.	22,676	791,846
EPR Properties	19,172	1,254,999
First Industrial Realty Trust, Inc.	35,911	1,130,119
GEO Group, Inc. (The)	37,236	878,770
Healthcare Realty Trust, Inc.	37,095	1,191,491
Highwoods Properties, Inc.	30,934	1,574,850
Hospitality Properties Trust	49,157	1,467,336
JBG SMITH Properties	27,980	971,745
Kilroy Realty Corp.	29,411	2,195,531
Lamar Advertising Co., Class A	24,985	1,854,886
LaSalle Hotel Properties	33,881	951,040
Liberty Property Trust	44,053	1,894,720
Life Storage, Inc.	13,914	1,239,320
Mack-Cali Realty Corp.	26,485	571,017
Medical Properties Trust, Inc. (a)	108,926	1,501,000
National Retail Properties, Inc.	45,516	1,963,105
Omega Healthcare Investors, Inc. (a)	58,895	1,621,968
Potlatch Corp.	11,953	596,455

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Quality Care Properties, Inc. *	27,800	383,918
Rayonier, Inc.	38,552	1,219,400
Sabra Health Care REIT, Inc.	53,352	1,001,417
Senior Housing Properties Trust	71,085	1,361,278
Tanger Factory Outlet Centers, Inc. (a)	28,376	752,248
Taubman Centers, Inc. (a)	18,162	1,188,340
Uniti Group, Inc. (a)	49,418	879,146
Urban Edge Properties (a)	31,166	794,421
Washington Prime Group, Inc. (a)	54,635	389,001
Weingarten Realty Investors	35,786	1,176,286
		46,610,831

Food & Staples Retailing - 0.5%
Casey's General Stores, Inc. (a)	11,458	1,282,608
Sprouts Farmers Market, Inc. *	37,045	902,046
United Natural Foods, Inc. *	15,211	749,446
		2,934,100

Food Products - 2.5%
Dean Foods Co.	27,278	315,334
Flowers Foods, Inc.	55,099	1,063,962
Hain Celestial Group, Inc. (The) *	30,957	1,312,267
Ingredion, Inc.	21,451	2,998,850
Lamb Weston Holdings, Inc.	43,799	2,472,453
Lancaster Colony Corp.	5,741	741,795
Post Holdings, Inc. *	19,830	1,571,131
Sanderson Farms, Inc. (a)	6,000	832,680
Snyder's-Lance, Inc.	25,737	1,288,909
Tootsie Roll Industries, Inc. (a)	5,641	205,332
TreeHouse Foods, Inc. *	17,039	842,749
		13,645,462

Gas Utilities - 2.1%
Atmos Energy Corp.	33,173	2,849,229
National Fuel Gas Co. (a)	25,561	1,403,554
New Jersey Resources Corp.	25,867	1,039,853
ONE Gas, Inc.	15,695	1,149,816
Southwest Gas Holdings, Inc.	14,232	1,145,391
UGI Corp.	51,807	2,432,339
WGL Holdings, Inc.	15,327	1,315,670
		11,335,852

Health Care Equipment & Supplies - 3.0%
ABIOMED, Inc. *	12,554	2,352,745
Globus Medical, Inc., Class A *	21,699	891,829
Halyard Health, Inc. *	13,758	635,344
Hill-Rom Holdings, Inc.	19,741	1,663,969

12 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
LivaNova plc *	12,993	1,038,401
Masimo Corp. *	14,318	1,214,166
NuVasive, Inc. *	15,161	886,767
STERIS plc	25,416	2,223,137
Teleflex, Inc.	13,461	3,349,366
West Pharmaceutical Services, Inc.	22,174	2,187,909
		16,443,633

Health Care Providers & Services - 1.6%
Acadia Healthcare Co., Inc. *(a)	24,475	798,619
Encompass Health Corp.	29,404	1,452,851
LifePoint Health, Inc. *	12,080	601,584
Mednax, Inc. *	28,037	1,498,297
Molina Healthcare, Inc. *	13,179	1,010,566
Owens & Minor, Inc.	17,993	339,708
Tenet Healthcare Corp. *(a)	24,149	366,099
WellCare Health Plans, Inc. *	13,315	2,677,780
		8,745,504

Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. *	53,213	774,249
Medidata Solutions, Inc. *	17,530	1,110,876
		1,885,125

Hotels, Restaurants & Leisure - 2.6%
Brinker International, Inc. (a)	13,800	535,992
Buffalo Wild Wings, Inc. *	4,636	724,839
Cheesecake Factory, Inc. (The) (a)	12,746	614,102
Churchill Downs, Inc.	3,858	897,757
Cracker Barrel Old Country Store, Inc. (a)	7,195	1,143,214
Domino's Pizza, Inc. (a)	13,091	2,473,675
Dunkin' Brands Group, Inc.	27,040	1,743,269
ILG, Inc.	31,815	906,091
International Speedway Corp., Class A	7,464	297,440
Jack in the Box, Inc.	8,817	865,036
Papa John's International, Inc. (a)	7,801	437,714
Six Flags Entertainment Corp.	23,325	1,552,745
Texas Roadhouse, Inc.	19,314	1,017,462
Wendy's Co. (The)	54,713	898,387
		14,107,723

Household Durables - 2.0%
CalAtlantic Group, Inc.	22,859	1,289,019
Helen of Troy Ltd. *	8,158	786,023
KB Home (a)	25,197	805,044
NVR, Inc. *	1,043	3,659,074
Tempur Sealy International, Inc. *(a)	13,797	864,934

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Toll Brothers, Inc.	44,056	2,115,569
TRI Pointe Group, Inc. *	45,348	812,636
Tupperware Brands Corp.	15,180	951,786
		11,284,085

Household Products - 0.2%
Energizer Holdings, Inc.	18,257	875,971

Industrial Conglomerates - 0.4%
Carlisle Cos., Inc.	18,557	2,109,003

Insurance - 4.3%
Alleghany Corp. *	4,620	2,753,936
American Financial Group, Inc.	20,573	2,232,993
Aspen Insurance Holdings Ltd.	17,951	728,811
Brown & Brown, Inc.	34,799	1,790,757
CNO Financial Group, Inc.	50,557	1,248,252
First American Financial Corp.	33,001	1,849,376
Genworth Financial, Inc., Class A *	146,928	456,946
Hanover Insurance Group, Inc. (The)	12,770	1,380,182
Kemper Corp.	14,665	1,010,418
Mercury General Corp.	10,757	574,854
Old Republic International Corp.	73,357	1,568,373
Primerica, Inc.	13,245	1,345,030
Reinsurance Group of America, Inc.	19,269	3,004,615
RenaissanceRe Holdings Ltd.	12,070	1,515,871
WR Berkley Corp.	28,709	2,057,000
		23,517,414

Internet Software & Services - 0.6%
Cars.com, Inc. *(a)	21,050	607,082
j2 Global, Inc.	14,422	1,082,083
LogMeIn, Inc.	15,765	1,805,092
		3,494,257

IT Services - 3.4%
Acxiom Corp. *	23,823	656,562
Broadridge Financial Solutions, Inc.	34,901	3,161,333
Convergys Corp.	27,846	654,381
CoreLogic, Inc. *	24,658	1,139,446
DST Systems, Inc.	18,131	1,125,391
Jack Henry & Associates, Inc.	23,237	2,717,799
Leidos Holdings, Inc.	42,590	2,750,036
MAXIMUS, Inc.	19,398	1,388,509
Sabre Corp.	62,496	1,281,168

14 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Science Applications International Corp.	12,935	990,433
Teradata Corp. *	36,220	1,393,021
WEX, Inc. *	11,956	1,688,546
		18,946,625

Leisure Products - 0.7%
Brunswick Corp.	26,249	1,449,470
Polaris Industries, Inc.	17,400	2,157,426
		3,606,896

Life Sciences Tools & Services - 0.9%
Bio-Rad Laboratories, Inc., Class A *	6,027	1,438,464
Bio-Techne Corp.	11,172	1,447,332
Charles River Laboratories International, Inc. *	14,256	1,560,319
INC Research Holdings, Inc., Class A *	16,776	731,434
		5,177,549

Machinery - 5.0%
AGCO Corp.	19,759	1,411,385
Crane Co.	15,136	1,350,434
Donaldson Co., Inc.	38,886	1,903,470
Graco, Inc.	50,337	2,276,239
IDEX Corp.	22,835	3,013,535
ITT, Inc.	26,533	1,416,066
Kennametal, Inc.	24,106	1,166,971
Lincoln Electric Holdings, Inc.	18,508	1,694,963
Nordson Corp.	15,200	2,225,280
Oshkosh Corp.	22,382	2,034,300
Terex Corp.	23,938	1,154,290
Timken Co. (The)	20,526	1,008,853
Toro Co. (The)	32,194	2,100,015
Trinity Industries, Inc.	45,538	1,705,854
Wabtec Corp. (a)	25,597	2,084,364
Woodward, Inc.	16,536	1,265,665
		27,811,684

Marine - 0.2%
Kirby Corp. *	16,161	1,079,555

Media - 1.4%
AMC Networks, Inc., Class A *(a)	15,080	815,527
Cable One, Inc.	1,405	988,207
Cinemark Holdings, Inc. (a)	31,704	1,103,933
John Wiley & Sons, Inc., Class A	13,483	886,507
Live Nation Entertainment, Inc. *	39,970	1,701,523

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Meredith Corp. (a)	11,818	780,579
New York Times Co., (The), Class A	37,668	696,858
TEGNA, Inc.	64,254	904,696
		7,877,830

Metals & Mining - 2.2%
Allegheny Technologies, Inc. *(a)	37,676	909,499
Carpenter Technology Corp.	13,773	702,285
Commercial Metals Co.	34,067	726,308
Compass Minerals International, Inc. (a)	9,963	719,827
Reliance Steel & Aluminum Co.	21,810	1,871,080
Royal Gold, Inc.	19,553	1,605,692
Steel Dynamics, Inc.	70,929	3,059,168
United States Steel Corp.	52,267	1,839,276
Worthington Industries, Inc.	13,412	590,933
		12,024,068

Multi-Utilities - 0.9%
Black Hills Corp. (a)	15,999	961,700
MDU Resources Group, Inc.	58,445	1,571,002
NorthWestern Corp.	14,524	867,083
Vectren Corp.	24,824	1,614,056
		5,013,841

Multiline Retail - 0.2%
Big Lots, Inc. (a)	12,708	713,554
Dillard's, Inc., Class A (a)	6,465	388,223
		1,101,777

Oil, Gas & Consumable Fuels - 2.7%
Callon Petroleum Co. *(a)	60,241	731,928
CNX Resources Corp. *	61,935	906,109
Energen Corp. *	29,047	1,672,236
Gulfport Energy Corp. *	49,307	629,157
HollyFrontier Corp.	53,073	2,718,399
Matador Resources Co. *	29,300	912,109
Murphy Oil Corp.	48,415	1,503,286
PBF Energy, Inc., Class A	32,867	1,165,135
QEP Resources, Inc. *	70,632	675,948
SM Energy Co.	30,671	677,216
Southwestern Energy Co. *	151,382	844,712
World Fuel Services Corp.	20,615	580,106
WPX Energy, Inc. *	118,983	1,674,091
		14,690,432

16 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Paper & Forest Products - 0.4%
Domtar Corp.	18,767	929,342
Louisiana-Pacific Corp. *	43,388	1,139,369
		2,068,711

Personal Products - 0.4%
Avon Products, Inc. *	129,114	277,595
Edgewell Personal Care Co. *	16,768	995,851
Nu Skin Enterprises, Inc., Class A	14,864	1,014,171
		2,287,617

Pharmaceuticals - 0.8%
Akorn, Inc. *	28,073	904,793
Catalent, Inc. *	39,770	1,633,752
Endo International plc *	60,218	466,689
Mallinckrodt plc *(a)	29,065	655,706
Prestige Brands Holdings, Inc. *	15,881	705,275
		4,366,215

Professional Services - 0.7%
Dun & Bradstreet Corp. (The)	11,041	1,307,365
Manpowergroup, Inc.	19,940	2,514,633
		3,821,998

Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc.	13,552	2,018,299

Road & Rail - 1.8%
Avis Budget Group, Inc. *(a)	21,444	940,963
Genesee & Wyoming, Inc., Class A *	18,411	1,449,498
Knight-Swift Transportation Holdings, Inc. (a)	38,248	1,672,203
Landstar System, Inc.	12,546	1,306,039
Old Dominion Freight Line, Inc.	20,490	2,695,459
Ryder System, Inc.	15,843	1,333,505
Werner Enterprises, Inc.	13,629	526,761
		9,924,428

Semiconductors & Semiconductor Equipment - 3.0%
Cirrus Logic, Inc. *	19,276	999,653
Cree, Inc. *	29,219	1,085,194
Cypress Semiconductor Corp. (a)	99,628	1,518,331
First Solar, Inc. *	24,405	1,647,825
Integrated Device Technology, Inc. *	39,986	1,188,784
Microsemi Corp. *	35,201	1,818,131
MKS Instruments, Inc.	16,200	1,530,900
Monolithic Power Systems, Inc.	11,361	1,276,522
Silicon Laboratories, Inc. *	12,749	1,125,737

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Synaptics, Inc. *(a)	10,266	410,024
Teradyne, Inc.	58,718	2,458,523
Versum Materials, Inc.	32,600	1,233,910
		16,293,534

Software - 3.5%
ACI Worldwide, Inc. *	35,324	800,795
Blackbaud, Inc.	14,401	1,360,750
CDK Global, Inc.	39,436	2,810,998
Commvault Systems, Inc. *	12,857	674,993
Fair Isaac Corp.	8,977	1,375,276
Fortinet, Inc. *	44,768	1,955,914
Manhattan Associates, Inc. *	20,753	1,028,104
PTC, Inc. *	34,570	2,100,819
Take-Two Interactive Software, Inc. *	34,100	3,743,498
Tyler Technologies, Inc. *	10,395	1,840,435
Ultimate Software Group, Inc. (The) *	8,491	1,852,991
		19,544,573

Specialty Retail - 1.8%
Aaron's, Inc.	18,774	748,144
American Eagle Outfitters, Inc.	50,398	947,482
AutoNation, Inc. *	17,762	911,724
Bed Bath & Beyond, Inc.	43,300	952,167
Dick's Sporting Goods, Inc.	24,754	711,430
GameStop Corp., Class A	30,031	539,056
Michaels Cos., Inc. (The) *	33,027	798,923
Murphy USA, Inc. *	9,687	778,447
Office Depot, Inc.	154,605	547,302
Sally Beauty Holdings, Inc. *	38,436	721,059
Urban Outfitters, Inc. *	24,341	853,396
Williams-Sonoma, Inc. (a)	23,265	1,202,801
		9,711,931

Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp. *(a)	34,103	294,650
Diebold Nixdorf, Inc. (a)	22,240	363,624
NCR Corp. *	36,269	1,232,783
		1,891,057

Textiles, Apparel & Luxury Goods - 0.7%
Carter's, Inc.	14,166	1,664,363
Deckers Outdoor Corp. *	9,415	755,554
Skechers U.S.A., Inc., Class A *	40,036	1,514,962
		3,934,879

18 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Thrifts & Mortgage Finance - 0.5%
New York Community Bancorp, Inc.	146,350	1,905,477
Washington Federal, Inc.	26,316	901,323
		2,806,800

Trading Companies & Distributors - 0.7%
GATX Corp. (a)	11,615	721,988
MSC Industrial Direct Co., Inc., Class A	13,492	1,304,137
NOW, Inc. *(a)	31,682	349,452
Watsco, Inc.	9,096	1,546,684
		3,922,261

Water Utilities - 0.4%
Aqua America, Inc.	53,148	2,084,996

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	27,489	764,194

Total Common Stocks (Cost $408,425,601)		534,034,410

EXCHANGE-TRADED FUNDS - 1.9%
SPDR S&P MidCap 400 ETF Trust (a)	30,000	10,362,300

Total Exchange-Traded Funds (Cost $9,250,381)		10,362,300

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.3%
U.S. Treasury Bills, 1.08%, 3/1/18 ^	1,500,000	1,496,925

Total U.S. Treasury Obligations (Cost $1,497,345)		1,496,925

TIME DEPOSIT - 1.0%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	5,707,847	5,707,847

Total Time Deposit (Cost $5,707,847)		5,707,847

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	21,304,064	21,304,064

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $21,304,064)		21,304,064

TOTAL INVESTMENTS (Cost $446,185,238) - 104.0%		572,905,546
Other assets and liabilities, net - (4.0%)		(22,076,658)
NET ASSETS - 100.0%		550,828,888

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 19

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $40,986,167.
(b) Represents an investment in an affiliate effective December 31, 2016 due to the issuer's affiliation with the Portfolio's investment adviser.
(c) For fair value measurement purposes, security is categorized as Level 3 (see Note 1A).

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini S&P MidCap 400 Index	36	3/2018	$6,848,640	$27,500

See notes to financial statements.

20 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $444,955,842) - including $40,986,167 of securities on loan	$570,912,441
Investments in securities of affiliated issuers, at value (identified cost $1,229,396)	1,993,105
Receivable for investments sold	391,473
Receivable for capital shares sold	71,988
Dividends and interest receivable	809,828
Securities lending income receivable	17,026
Receivable from affiliate	80,530
Directors' deferred compensation plan	7,115
Other assets	5,966
Total assets	574,289,472

LIABILITIES
Payable for variation margin on open futures contracts	45,645
Payable for investments purchased	1,261,386
Payable for capital shares redeemed	467,258
Deposits for securities loaned	21,304,064
Payable to affiliates:
Investment advisory fee	93,406
Administrative fee	46,703
Distribution and service fees	49,986
Sub-transfer agency fee	1,756
Directors' deferred compensation plan	7,115
Accrued expenses	183,265
Total liabilities	23,460,584
NET ASSETS	$550,828,888

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(20,000,000 shares per class of $0.10 par value authorized)	$386,282,181
Accumulated undistributed net investment income	6,099,305
Accumulated undistributed net realized gain	31,699,594
Net unrealized appreciation	126,747,808
Total	$550,828,888

NET ASSET VALUE PER SHARE
Class I (based on net assets of $256,042,536 and 2,179,110 shares outstanding)	$117.50
Class F (based on net assets of $294,786,352 and 2,485,980 shares outstanding)	$118.58
See notes to financial statements.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 21

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $3,635)	$8,173,642
Dividend income - affiliated issuers	39,345
Interest income	30,974
Securities lending income, net	109,559
Total investment income	8,353,520

EXPENSES
Investment advisory fee	1,048,086
Administrative fee	628,851
Distribution and service fees:
Class F	551,423
Directors' fees and expenses	23,523
Custodian fees	50,353
Transfer agency fees and expenses:
Class I	85,614
Class F	137,558
Accounting fees	124,973
Professional fees	68,776
Reports to shareholders	85,650
Miscellaneous	34,318
Total expenses	2,839,125
Waiver and/or reimbursement of expenses by affiliate	(572,304)
Reimbursement of expenses-other	(12,107)
Net expenses	2,254,714
Net investment income	6,098,806

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	29,991,508
Investment securities - affiliated issuers	9,336
Futures contracts	1,407,520
Foreign currency transactions	516
31,408,880

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	38,991,647
Investment securities - affiliated issuers	487,948
Futures contracts	149,540
39,629,135

Net realized and unrealized gain	71,038,015

Net increase in net assets resulting from operations	$77,136,821
See notes to financial statements.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$6,098,806	$3,715,536
Net realized gain	31,408,880	21,545,681
Net change in unrealized appreciation (depreciation)	39,629,135	35,540,514
Net increase in net assets resulting from operations	77,136,821	60,801,731

Distributions to shareholders from:
Net investment income:
Class I shares	(1,742,988)	(998,487)
Class F shares	(1,959,932)	(1,286,890)
Net realized gain:
Class I shares	(9,452,706)	(7,900,708)
Class F shares	(10,629,255)	(8,254,336)
Total distributions to shareholders	(23,784,881)	(18,440,421)

Capital share transactions:
Class I shares	(15,847,445)	(9,750,089)
Class F shares	6,008,544	239,192,054
Net increase (decrease) in net assets from capital share transactions	(9,838,901)	229,441,965

TOTAL INCREASE IN NET ASSETS	43,513,039	271,803,275

NET ASSETS
Beginning of year	507,315,849	235,512,574
End of year (including accumulated undistributed net investment income of $6,099,305 and $3,701,747, respectively)	$550,828,888	$507,315,849
See notes to financial statements.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS I SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$106.11	$91.52	$95.73	$96.10	$75.22
Income from investment operations:
Net investment income(a)	1.44	1.12	1.02	1.00	0.88
Net realized and unrealized gain (loss)	15.18	17.43	(3.56)	7.99	23.70
Total from investment operations	16.62	18.55	(2.54)	8.99	24.58
Distributions from:
Net investment income	(0.81)	(0.44)	(0.09)	(1.01)	(0.82)
Net realized gain	(4.42)	(3.52)	(1.58)	(8.35)	(2.88)
Total distributions	(5.23)	(3.96)	(1.67)	(9.36)	(3.70)
Total increase (decrease) in net asset value	11.39	14.59	(4.21)	(0.37)	20.88
Net asset value, ending	$117.50	$106.11	$91.52	$95.73	$96.10
Total return (b)	15.88%	20.27%	(2.68%)	9.25%	32.82%
Ratios to average net assets: (c)
Total expenses	0.43%	0.54%	0.54%	0.53%	0.52%
Net expenses	0.30%	0.41%	0.54%	0.53%	0.52%
Net investment income	1.29%	1.15%	1.05%	1.01%	1.00%
Portfolio turnover	16%	20%	13%	14%	12%
Net assets, ending (in thousands)	$256,043	$246,310	$222,462	$241,929	$244,903

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS F SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$107.30	$92.83	$97.20	$97.32	$76.04
Income from investment operations:
Net investment income(a)	1.18	1.14	0.85	0.81	0.65
Net realized and unrealized gain (loss)	15.33	17.40	(3.64)	8.04	23.94
Total from investment operations	16.51	18.54	(2.79)	8.85	24.59
Distributions from:
Net investment income	(0.81)	(0.55)	—	(0.62)	(0.43)
Net realized gain	(4.42)	(3.52)	(1.58)	(8.35)	(2.88)
Total distributions	(5.23)	(4.07)	(1.58)	(8.97)	(3.31)
Total increase (decrease) in net asset value	11.28	14.47	(4.37)	(0.12)	21.28
Net asset value, ending	$118.58	$107.30	$92.83	$97.20	$97.32
Total return (b)	15.63%	19.96%	(2.90%)	9.00%	32.47%
Ratios to average net assets: (c)
Total expenses	0.64%	0.79%	0.77%	0.75%	0.90%
Net expenses	0.55%	0.66%	0.77%	0.75%	0.81%
Net investment income	1.05%	1.10%	0.86%	0.81%	0.73%
Portfolio turnover	16%	20%	13%	14%	12%
Net assets, ending (in thousands)	$294,786	$261,005	$13,051	$8,601	$6,148

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP S&P MidCap 400 Index Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased

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with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1		Level 2	Level 3*	Total
Common Stocks	$534,034,410	**	$—	$—	$534,034,410
Exchange-Traded Funds	10,362,300		—	—	10,362,300
U.S. Treasury Obligations	—		1,496,925	—	1,496,925
Time Deposit	—		5,707,847	—	5,707,847
Short Term Investment of Cash Collateral for Securities Loaned	21,304,064		—	—	21,304,064
Total	$565,700,774		$7,204,772	$—	$572,905,546

Derivative Instruments - Assets
Futures Contracts***	$27,500		$—	$—	$27,500

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

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B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Portfolio. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

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NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.20% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $1,048,086.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.30% for Class I and 0.55% for Class F of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2019. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $467,496.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets attributable to Class I and Class F and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018 for each class. For the year ended December 31, 2017, CRM was paid administrative fees of $628,851, of which $104,808 were waived.
The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $551,423 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $37,720 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $12,107, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $176,605 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $83,473,712 and $104,265,572, respectively.

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NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$3,702,920	$2,285,377
Long-term capital gains	$20,081,961	$16,155,044
During the year ended December 31, 2017, accumulated undistributed net realized gain was decreased by $1,672 and accumulated undistributed net investment income was increased by $1,672 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$11,891,353
Undistributed long-term capital gains	$25,811,770
Net unrealized appreciation (depreciation)	$126,843,584
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts, distributions from REITs and return of capital distributions from securities.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$446,061,962
Gross unrealized appreciation	$146,747,763
Gross unrealized depreciation	(19,904,179)
Net unrealized appreciation (depreciation)	$126,843,584
NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, the Portfolio used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation	$27,500	*	$—

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$1,407,520	$149,540

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The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2017 was approximately $15,498,000.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $40,986,167 and the total value of collateral received was $42,214,391, including cash collateral of $21,304,064 and non-cash U.S. Government securities collateral of $20,910,327.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$41,940,910	$—	$—	$—	$41,940,910
Exchange-Traded Funds	273,481	—	—	—	273,481
Total	$42,214,391	$—	$—	$—	$42,214,391
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017.
NOTE 8 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.

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NOTE 9 — AFFILIATED COMPANIES
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At December 31, 2017, the value of the Portfolio’s investment in affiliated companies was $1,993,105, which represents 0.36% of the Portfolio’s net assets. Transactions in affiliated companies by the Portfolio for the year ended December 31, 2017 were as follows:

Name of Affiliated Company	Shares, beginning of period	Gross Additions	Gross Reductions	Shares, end of period	Value, end of period	Dividend Income	Net Realized Gain (Loss)	Capital Gains Distributions Received	Change In Unrealized Appreciation (Depreciation)
Eaton Vance Corp.	34,181	1,512	(348)	35,345	$1,993,105	$39,345	$9,336	$—	$487,948
Totals					$1,993,105	$39,345	$9,336	$—	$487,948
NOTE 10 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	131,946	$14,716,014	181,528	$17,959,063
Reinvestment of distributions	99,837	11,195,694	83,781	8,899,195
Shares redeemed	(374,019)	(41,759,153)	(374,747)	(36,608,347)
Net decrease	(142,236)	($15,847,445)	(109,438)	($9,750,089)

Class F
Shares sold	105,042	$11,838,411	2,292,555	$238,938,368
Reinvestment of distributions	111,182	12,589,187	88,822	9,541,226
Shares redeemed	(162,627)	(18,419,054)	(89,586)	(9,287,540)
Net increase	53,597	$6,008,544	2,291,791	$239,192,054
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP and a separate account of another insurance company owned 36.5% and 51.5%, respectively, of the value of the outstanding shares of the Portfolio.

32 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 74.47% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $45,893,765 or, if subsequently determined to be different, the net capital gain of such year.

34 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr.(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

36 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Adviser Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial
Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling
1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at
www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24223 12.31.17

Calvert VP Russell 2000® Small Cap Index Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP Russell Small Cap Index Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
68	Report of Independent Registered Public Accounting Firm
69	Federal Tax Information
70	Management and Organization
72	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017.

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average[2] rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks, as measured by the S&P 500 Index, outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, the Calvert VP Russell 2000® Small Cap Index Portfolio (the Portfolio) seeks to replicate as closely as possible the holdings and match the performance of the Russell 2000® Index (the Index). To accomplish this, the Portfolio employs a passive management approach and holds each constituent of the Index in approximately the same proportion as the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Portfolio’s assets to be fully invested.

Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio’s Class I shares at net asset value (NAV) returned 14.37%, underperforming its benchmark, the Index, which returned 14.65% for the period.

The Portfolio’s underperformance versus the Index was largely attributable to fees and operating expenses, which the Index does not incur.

Small-cap stocks were generally the weakest performers among domestic stock capitalization groups, underperforming their large-cap counterparts by a wide margin during the period. The health care sector significantly outpaced all other economic sectors, returning 35% for the period. Energy was the only sector that declined, losing 19%.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP RUSSELL 2000® SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	14.37%	13.48%	8.07%
Class F at NAV	10/04/2005	04/27/2000	14.08	13.23	7.84

Russell 2000® Index	—	—	14.65%	14.11%	8.70%

% Total Annual Operating Expense Ratios[4]				Class I	Class F
Gross				0.66%	0.87%
Net				0.38	0.63

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2007	$21,285	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Financials	16.7%	iShares Russell 2000 ETF	2.9%
Information Technology	15.6%	Nektar Therapeutics	0.4%
Industrials	14.5%	Bluebird Bio, Inc.	0.4%
Health Care	14.3%	Sage Therapeutics, Inc.	0.3%
Consumer Discretionary	11.8%	GrubHub, Inc.	0.3%
Real Estate	6.3%	Exact Sciences Corp.	0.3%
Materials	4.3%	Catalent, Inc.	0.3%
Energy	3.7%	Knight-Swift Transportation Holdings, Inc.	0.2%
Utilities	3.3%	Curtiss-Wright Corp.	0.2%
Exchange-Traded Funds	2.9%	EPAM Systems, Inc.	0.2%
Time Deposit	2.8%	Total	5.5%
Consumer Staples	2.6%
Telecommunication Services	0.7%
U.S. Treasury Obligations	0.5%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP RUSSELL 2000® SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio and performance reflected prior to such date is that of the Portfolio’s former investment adviser, Calvert Investment Management, Inc.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6] Excludes cash and cash equivalents.

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FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class I	$1,000.00	$1,090.80	$2.00**	0.38%
Class F	$1,000.00	$1,089.40	$3.32**	0.63%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.29	$1.94**	0.38%
Class F	$1,000.00	$1,022.03	$3.21**	0.63%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP RUSSELL 2000® SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 93.7%
Aerospace & Defense - 1.3%
AAR Corp.	2,738	107,576
Aerojet Rocketdyne Holdings, Inc. *	6,071	189,415
Aerovironment, Inc. *	1,707	95,865
Astronics Corp. *	1,883	78,088
Axon Enterprise, Inc. *(a)	4,509	119,488
Cubic Corp.	2,177	128,334
Curtiss-Wright Corp.	3,802	463,274
Ducommun, Inc. *	914	26,003
Engility Holdings, Inc. *	1,480	41,988
Esterline Technologies Corp. *	2,299	171,735
KeyW Holding Corp. (The) *(a)	3,749	22,007
KLX, Inc. *	4,413	301,187
Kratos Defense & Security Solutions, Inc. *(a)	7,415	78,525
Mercury Systems, Inc. *	4,114	211,254
Moog, Inc., Class A *	2,761	239,793
National Presto Industries, Inc. (a)	420	41,769
Sparton Corp. *	882	20,339
Triumph Group, Inc.	4,259	115,845
Vectrus, Inc. *	813	25,081
Wesco Aircraft Holdings, Inc. *	4,699	34,773
		2,512,339

Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. *	5,010	115,931
Atlas Air Worldwide Holdings, Inc. *	1,930	113,195
Echo Global Logistics, Inc. *	2,286	64,008
Forward Air Corp.	2,636	151,412
Hub Group, Inc., Class A *	2,896	138,718
Radiant Logistics, Inc. *	2,087	9,600
		592,864

Airlines - 0.3%
Allegiant Travel Co.	1,085	167,904
Hawaiian Holdings, Inc.	4,555	181,517
SkyWest, Inc.	4,455	236,560
		585,981

Auto Components - 1.1%
American Axle & Manufacturing Holdings, Inc. *	8,328	141,826
Cooper Tire & Rubber Co. (a)	4,543	160,595
Cooper-Standard Holding, Inc. *	1,540	188,650

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Dana, Inc.	12,507	400,349
Dorman Products, Inc. *	2,405	147,042
Fox Factory Holding Corp. *	3,076	119,503
Gentherm, Inc. *	3,149	99,981
Horizon Global Corp. *	2,240	31,405
LCI Industries	2,128	276,640
Modine Manufacturing Co. *	4,047	81,749
Motorcar Parts of America, Inc. *	1,400	34,986
Shiloh Industries, Inc. *	764	6,265
Standard Motor Products, Inc.	1,855	83,308
Stoneridge, Inc. *	2,174	49,698
Superior Industries International, Inc.	1,957	29,061
Tenneco, Inc.	4,438	259,800
Tower International, Inc.	1,846	56,395
VOXX International Corp. *	1,760	9,856
		2,177,109

Automobiles - 0.1%
Winnebago Industries, Inc.	2,766	153,790

Banks - 9.5%
1st Source Corp.	1,262	62,406
Access National Corp.	1,047	29,148
ACNB Corp.	464	13,711
Allegiance Bancshares, Inc. *	856	32,228
American National Bankshares, Inc.	705	27,002
Ameris Bancorp	3,188	153,662
Ames National Corp.	756	21,055
Arrow Financial Corp.	1,063	36,089
Atlantic Capital Bancshares, Inc. *	1,833	32,261
Banc of California, Inc. (a)	3,886	80,246
BancFirst Corp.	1,474	75,395
Banco Latinoamericano de Comercio Exterior S.A.	2,614	70,317
Bancorp, Inc. (The) *	4,384	43,314
BancorpSouth Bank	7,480	235,246
Bank of Commerce Holdings	1,360	15,640
Bank of Marin Bancorp	545	37,060
Bank of NT Butterfield & Son Ltd. (The)	4,723	171,398
Bankwell Financial Group, Inc.	446	15,316
Banner Corp.	2,893	159,462
Bar Harbor Bankshares	1,146	30,953
BCB Bancorp, Inc.	832	12,064
Berkshire Hills Bancorp, Inc.	3,404	124,586
Blue Hills Bancorp, Inc.	1,921	38,612
Boston Private Financial Holdings, Inc.	7,071	109,247
Bridge Bancorp, Inc.	1,543	54,005
Brookline Bancorp, Inc.	6,592	103,494

8 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bryn Mawr Bank Corp.	1,427	63,073
Byline Bancorp, Inc. *	564	12,955
C&F Financial Corp.	251	14,558
Cadence BanCorp *	1,693	45,914
Camden National Corp.	1,318	55,527
Capital City Bank Group, Inc.	1,232	28,262
Capstar Financial Holdings, Inc. *(a)	756	15,702
Carolina Financial Corp.	1,663	61,780
Cathay General Bancorp	6,414	270,478
CBTX, Inc.	240	7,118
CenterState Bank Corp.	4,735	121,832
Central Pacific Financial Corp.	2,617	78,065
Central Valley Community Bancorp	682	13,763
Century Bancorp, Inc., Class A	277	21,675
Chemical Financial Corp.	6,065	324,296
Chemung Financial Corp.	245	11,785
Citizens & Northern Corp.	1,125	27,000
City Holding Co.	1,332	89,870
Civista Bancshares, Inc.	871	19,162
CNB Financial Corp.	1,282	33,640
CoBiz Financial, Inc.	2,995	59,870
Codorus Valley Bancorp, Inc.	662	18,225
Columbia Banking System, Inc.	6,238	270,979
Community Bank System, Inc.	4,311	231,716
Community Bankers Trust Corp. *	1,884	15,355
Community Financial Corp. (The)	347	13,290
Community Trust Bancorp, Inc.	1,316	61,984
ConnectOne Bancorp, Inc.	2,307	59,405
County Bancorp, Inc.	375	11,160
Customers Bancorp, Inc. *	2,287	59,439
CVB Financial Corp.	8,737	205,844
DNB Financial Corp.	272	9,166
Eagle Bancorp, Inc. *	2,641	152,914
Enterprise Bancorp, Inc.	790	26,900
Enterprise Financial Services Corp.	1,978	89,307
Equity Bancshares, Inc., Class A *	935	33,108
Evans Bancorp, Inc.	406	17,011
Farmers & Merchants Bancorp, Inc.	778	31,742
Farmers Capital Bank Corp.	578	22,253
Farmers National Banc Corp.	1,937	28,571
FB Financial Corp. *	1,109	46,567
FCB Financial Holdings, Inc., Class A *	3,091	157,023
Fidelity Southern Corp.	1,909	41,616
Financial Institutions, Inc.	1,134	35,267
First Bancorp / Southern Pines N.C.	2,504	88,416
First Bancorp, Inc. / ME	691	18,816
First BanCorp. / Puerto Rico *	16,374	83,507

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
First Bancshares, Inc. (The)	746	25,513
First Busey Corp.	3,274	98,024
First Business Financial Services, Inc.	708	15,661
First Citizens BancShares, Inc., Class A	635	255,905
First Commonwealth Financial Corp.	8,496	121,663
First Community Bancshares, Inc. / VA	1,464	42,061
First Connecticut Bancorp, Inc.	1,089	28,477
First Financial Bancorp	5,410	142,554
First Financial Bankshares, Inc. (a)	5,513	248,361
First Financial Corp. / IN	780	35,373
First Financial Northwest, Inc.	708	10,981
First Foundation, Inc. *	2,486	46,090
First Guaranty Bancshares, Inc. (a)	375	9,380
First Horizon National Corp.	1	24
First Internet Bancorp	680	25,942
First Interstate BancSystem, Inc., Class A	2,122	84,986
First Merchants Corp.	3,519	148,009
First Mid-Illinois Bancshares, Inc.	882	33,992
First Midwest Bancorp, Inc.	8,833	212,080
First Northwest Bancorp *	864	14,083
First of Long Island Corp. (The)	2,051	58,454
Flushing Financial Corp.	2,270	62,425
FNB Bancorp	466	17,004
Franklin Financial Network, Inc. *	950	32,395
Fulton Financial Corp.	14,857	265,940
German American Bancorp, Inc.	1,728	61,050
Glacier Bancorp, Inc.	6,584	259,344
Great Southern Bancorp, Inc.	940	48,551
Great Western Bancorp, Inc.	5,101	203,020
Green Bancorp, Inc. *	1,638	33,251
Guaranty Bancorp	2,062	57,014
Guaranty Bancshares, Inc.	177	5,425
Hancock Holding Co.	7,187	355,756
Hanmi Financial Corp.	2,767	83,978
HarborOne Bancorp, Inc. *	1,232	23,605
Heartland Financial USA, Inc.	2,156	115,669
Heritage Commerce Corp.	3,178	48,687
Heritage Financial Corp.	2,334	71,887
Hilltop Holdings, Inc.	6,480	164,138
Home BancShares, Inc.	13,480	313,410
HomeTrust Bancshares, Inc. *	1,500	38,625
Hope Bancorp, Inc.	11,083	202,265
Horizon Bancorp	1,870	51,986
Howard Bancorp, Inc. *	773	17,006
IBERIABANK Corp.	4,301	333,327
Independent Bank Corp.	1,586	35,447
Independent Bank Corp./Rockland	2,235	156,115

10 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Independent Bank Group, Inc.	1,550	104,780
International Bancshares Corp.	4,729	187,741
Investar Holding Corp.	717	17,280
Investors Bancorp, Inc.	22,769	316,034
Lakeland Bancorp, Inc.	3,940	75,845
Lakeland Financial Corp.	2,121	102,847
LCNB Corp.	686	14,029
LegacyTexas Financial Group, Inc.	4,150	175,172
Live Oak Bancshares, Inc.	1,938	46,221
Macatawa Bank Corp.	2,061	20,610
MainSource Financial Group, Inc.	2,169	78,756
MB Financial, Inc.	6,935	308,746
MBT Financial Corp.	1,386	14,692
Mercantile Bank Corp.	1,239	43,823
Metropolitan Bank Holding Corp. *(a)	300	12,630
Middlefield Banc Corp.	230	11,086
Midland States Bancorp, Inc.	1,164	37,807
MidSouth Bancorp, Inc.	780	10,335
MidWestOne Financial Group, Inc.	980	32,859
MutualFirst Financial, Inc.	424	16,345
National Bank Holdings Corp., Class A	2,041	66,190
National Bankshares, Inc.	531	24,134
National Commerce Corp. *	924	37,191
NBT Bancorp, Inc.	3,663	134,798
Nicolet Bankshares, Inc. *	785	42,971
Northeast Bancorp	637	14,747
Northrim BanCorp, Inc.	525	17,771
Norwood Financial Corp. (a)	502	16,566
OFG Bancorp	3,440	32,336
Ohio Valley Banc Corp. (a)	358	14,463
Old Line Bancshares, Inc.	652	19,195
Old National Bancorp	11,477	200,274
Old Point Financial Corp.	318	9,461
Old Second Bancorp, Inc.	2,274	31,040
Opus Bank *	1,820	49,686
Orrstown Financial Services, Inc.	576	14,544
Pacific Mercantile Bancorp *	1,193	10,439
Pacific Premier Bancorp, Inc. *	3,441	137,640
Paragon Commercial Corp. *	369	19,634
Park National Corp.	1,149	119,496
Parke Bancorp, Inc.	502	10,316
Peapack Gladstone Financial Corp.	1,336	46,787
Penns Woods Bancorp, Inc.	415	19,331
People's Utah Bancorp	1,012	30,664
Peoples Bancorp of North Carolina, Inc.	408	12,522
Peoples Bancorp, Inc.	1,418	46,255
Peoples Financial Services Corp.	676	31,488

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Preferred Bank / Los Angeles	1,057	62,130
Premier Financial Bancorp, Inc.	729	14,638
QCR Holdings, Inc.	901	38,608
RBB Bancorp	325	8,895
Reliant Bancorp, Inc.	609	15,615
Renasant Corp.	3,792	155,055
Republic Bancorp, Inc., Class A	907	34,484
Republic First Bancorp, Inc. *(a)	4,071	34,400
S&T Bancorp, Inc.	2,878	114,573
Sandy Spring Bancorp, Inc.	2,071	80,810
Seacoast Banking Corp. of Florida *	3,509	88,462
ServisFirst Bancshares, Inc.	3,980	165,170
Shore Bancshares, Inc.	977	16,316
Sierra Bancorp	987	26,215
Simmons First National Corp., Class A	3,459	197,509
SmartFinancial, Inc. *	629	13,649
South State Corp.	3,090	269,294
Southern First Bancshares, Inc. *	447	18,439
Southern National Bancorp of Virginia, Inc.	1,573	25,215
Southside Bancshares, Inc.	2,275	76,622
State Bank Financial Corp.	3,294	98,293
Sterling Bancorp	18,188	447,425
Stock Yards Bancorp, Inc.	1,843	69,481
Summit Financial Group, Inc.	649	17,082
Sun Bancorp, Inc.	943	22,915
Sunshine Bancorp, Inc. *	647	14,842
Texas Capital Bancshares, Inc. *	4,248	377,647
Tompkins Financial Corp.	1,253	101,932
TowneBank	4,827	148,430
TriCo Bancshares	1,576	59,667
TriState Capital Holdings, Inc. *	1,979	45,517
Triumph Bancorp, Inc. *	1,493	47,030
Trustmark Corp.	5,825	185,585
Two River Bancorp (a)	632	11,458
UMB Financial Corp.	3,878	278,906
Umpqua Holdings Corp.	18,851	392,101
Union Bankshares Corp.	3,789	137,048
Union Bankshares, Inc.	303	16,044
United Bankshares, Inc. (a)	8,564	297,599
United Community Banks, Inc.	6,061	170,557
United Security Bancshares	1,143	12,573
Unity Bancorp, Inc.	677	13,371
Univest Corp. of Pennsylvania	2,279	63,926
Valley National Bancorp	22,683	254,503
Veritex Holdings, Inc. *	1,378	38,019
Washington Trust Bancorp, Inc.	1,232	65,604
WashingtonFirst Bankshares, Inc.	661	22,646

12 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
WesBanco, Inc.	3,697	150,283
West BanCorp., Inc.	1,387	34,883
Westamerica BanCorp. (a)	2,132	126,961
Wintrust Financial Corp.	4,721	388,869
Xenith Bankshares, Inc. *	630	21,313
		18,130,942

Beverages - 0.2%
Boston Beer Company, Inc. (The), Class A *(a)	712	136,063
Castle Brands, Inc. *(a)	7,620	9,297
Coca-Cola Bottling Co. Consolidated	413	88,902
Craft Brew Alliance, Inc. *	855	16,416
MGP Ingredients, Inc.	1,083	83,261
National Beverage Corp. (a)	989	96,368
Primo Water Corp. *	1,645	20,678
		450,985

Biotechnology - 5.6%
Abeona Therapeutics, Inc. *(a)	2,125	33,681
Acceleron Pharma, Inc. *	3,252	138,015
Achaogen, Inc. *(a)	2,546	27,344
Achillion Pharmaceuticals, Inc. *	10,118	29,140
Acorda Therapeutics, Inc. *	3,713	79,644
Adamas Pharmaceuticals, Inc. *(a)	1,301	44,091
Aduro Biotech, Inc. *	3,574	26,805
Advaxis, Inc. *(a)	3,095	8,790
Agenus, Inc. *(a)	5,577	18,181
Aileron Therapeutics, Inc. *(a)	430	4,532
Aimmune Therapeutics, Inc. *	3,089	116,826
Akebia Therapeutics, Inc. *	3,813	56,699
Alder Biopharmaceuticals, Inc. *	5,401	61,841
Allena Pharmaceuticals, Inc. *	460	4,628
AMAG Pharmaceuticals, Inc. *(a)	3,012	39,909
Amicus Therapeutics, Inc. *(a)	14,057	202,280
AnaptysBio, Inc. *	1,508	151,886
Anavex Life Sciences Corp. *(a)	2,544	8,192
Apellis Pharmaceuticals, Inc. *	920	19,964
Ardelyx, Inc. *	2,393	15,794
Arena Pharmaceuticals, Inc. *(a)	3,350	113,800
Array BioPharma, Inc. *	17,253	220,838
Asterias Biotherapeutics, Inc. *(a)	815	1,834
Atara Biotherapeutics, Inc. *(a)	1,810	32,761
Athenex, Inc. *(a)	594	9,445
Athersys, Inc. *(a)	5,933	10,739
Audentes Therapeutics, Inc. *	1,339	41,844
Avexis, Inc. *	2,112	233,735
Axovant Sciences Ltd. *(a)	2,625	13,834

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bellicum Pharmaceuticals, Inc. *(a)	2,385	20,058
BioCryst Pharmaceuticals, Inc. *(a)	6,697	32,882
Biohaven Pharmaceutical Holding Co., Ltd. *(a)	878	23,688
BioSpecifics Technologies Corp. *	496	21,492
BioTime, Inc. *(a)	6,005	12,911
Bluebird Bio, Inc. *	4,148	738,759
Blueprint Medicines Corp. *	3,691	278,338
Calithera Biosciences, Inc. *	2,688	22,445
Calyxt, Inc. *(a)	700	15,421
Cara Therapeutics, Inc. *(a)	2,345	28,703
Cascadian Therapeutics, Inc. *	3,009	11,133
Catalyst Pharmaceuticals, Inc. *	6,280	24,555
Celcuity, Inc. *	240	4,548
Celldex Therapeutics, Inc. *(a)	10,350	29,394
ChemoCentryx, Inc. *	2,120	12,614
Chimerix, Inc. *	3,539	16,386
Clovis Oncology, Inc. *(a)	3,725	253,300
Coherus Biosciences, Inc. *(a)	3,367	29,630
Conatus Pharmaceuticals, Inc. *(a)	2,246	10,377
Concert Pharmaceuticals, Inc. *	1,527	39,503
Corbus Pharmaceuticals Holdings, Inc. *	3,888	27,605
Corvus Pharmaceuticals, Inc. *(a)	259	2,683
Curis, Inc. *	8,583	6,008
Cytokinetics, Inc. *	3,647	29,723
CytomX Therapeutics, Inc. *	2,550	53,831
Deciphera Pharmaceuticals, Inc. *	700	15,869
Dynavax Technologies Corp. *(a)	5,186	96,978
Eagle Pharmaceuticals, Inc. *(a)	747	39,905
Edge Therapeutics, Inc. *(a)	1,743	16,332
Editas Medicine, Inc. *(a)	2,967	91,176
Emergent BioSolutions, Inc. *	2,888	134,205
Enanta Pharmaceuticals, Inc. *	1,235	72,470
Epizyme, Inc. *(a)	4,180	52,459
Esperion Therapeutics, Inc. *	1,310	86,250
Exact Sciences Corp. *	10,005	525,663
Fate Therapeutics, Inc. *(a)	3,346	20,444
FibroGen, Inc. *	5,957	282,362
Five Prime Therapeutics, Inc. *	2,330	51,074
Flexion Therapeutics, Inc. *(a)	2,654	66,456
Fortress Biotech, Inc. *	2,656	10,597
Foundation Medicine, Inc. *(a)	1,258	85,796
G1 Therapeutics, Inc. *	670	13,293
Genocea Biosciences, Inc. *	2,514	2,916
Genomic Health, Inc. *	1,734	59,303
Geron Corp. *(a)	13,372	24,070
Global Blood Therapeutics, Inc. *(a)	3,241	127,533
Halozyme Therapeutics, Inc. *(a)	10,168	206,004

14 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Heron Therapeutics, Inc. *(a)	3,544	64,146
Idera Pharmaceuticals, Inc. *	7,586	16,006
Ignyta, Inc. *	5,100	136,170
Immune Design Corp. *(a)	874	3,409
ImmunoGen, Inc. *(a)	7,913	50,722
Immunomedics, Inc. *(a)	8,214	132,738
Inovio Pharmaceuticals, Inc. *(a)	6,941	28,666
Insmed, Inc. *	6,347	197,899
Insys Therapeutics, Inc. *(a)	1,760	16,931
Intellia Therapeutics, Inc. *(a)	1,245	23,929
Invitae Corp. *(a)	3,417	31,026
Iovance Biotherapeutics, Inc. *	4,591	36,728
Ironwood Pharmaceuticals, Inc. *(a)	11,821	177,197
Jounce Therapeutics, Inc. *(a)	1,233	15,721
Karyopharm Therapeutics, Inc. *	2,967	28,483
Keryx Biopharmaceuticals, Inc. *(a)	7,631	35,484
Kindred Biosciences, Inc. *	1,848	17,464
Kura Oncology, Inc. *(a)	1,252	19,156
La Jolla Pharmaceutical Co. *(a)	1,535	49,396
Lexicon Pharmaceuticals, Inc. *(a)	3,782	37,366
Ligand Pharmaceuticals, Inc. *(a)	1,799	246,337
Loxo Oncology, Inc. *(a)	1,947	163,898
MacroGenics, Inc. *(a)	2,753	52,307
Madrigal Pharmaceuticals, Inc. *	355	32,585
Matinas BioPharma Holdings, Inc. *(a)	4,634	5,375
MediciNova, Inc. *(a)	2,314	14,972
Merrimack Pharmaceuticals, Inc. (a)	1,053	10,793
Mersana Therapeutics, Inc. *(a)	330	5,422
MiMedx Group, Inc. *(a)	8,619	108,686
Minerva Neurosciences, Inc. *	2,206	13,346
Miragen Therapeutics, Inc. *	1,109	11,567
Momenta Pharmaceuticals, Inc. *	6,446	89,922
Myriad Genetics, Inc. *	5,525	189,756
NantKwest, Inc. *(a)	2,681	12,038
Natera, Inc. *	2,682	24,111
NewLink Genetics Corp. *(a)	1,605	13,017
Novavax, Inc. *(a)	20,685	25,649
Novelion Therapeutics, Inc. *	1,328	4,143
Nymox Pharmaceutical Corp. *(a)	2,502	8,257
Oncocyte Corp. *	316	1,469
Organovo Holdings, Inc. *(a)	8,100	10,854
Otonomy, Inc. *	2,475	13,736
Ovid Therapeutics, Inc. *	443	4,372
PDL BioPharma, Inc. *	12,664	34,699
Pieris Pharmaceuticals, Inc. *(a)	3,015	22,763
Portola Pharmaceuticals, Inc. *	4,704	228,991
Progenics Pharmaceuticals, Inc. *(a)	5,871	34,932

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Protagonist Therapeutics, Inc. *	514	10,691
Prothena Corp. plc *(a)	3,249	121,805
PTC Therapeutics, Inc. *	3,416	56,979
Puma Biotechnology, Inc. *(a)	2,522	249,300
Ra Pharmaceuticals, Inc. *(a)	715	6,078
Radius Health, Inc. *	3,266	103,761
Recro Pharma, Inc. *(a)	1,196	11,063
REGENXBIO, Inc. *	2,416	80,332
Repligen Corp. *	3,200	116,096
Retrophin, Inc. *	3,127	65,886
Rhythm Pharmaceuticals, Inc. *(a)	700	20,342
Rigel Pharmaceuticals, Inc. *	10,390	40,313
Sage Therapeutics, Inc. *(a)	3,254	535,966
Sangamo Therapeutics, Inc. *(a)	7,067	115,899
Sarepta Therapeutics, Inc. *(a)	5,161	287,158
Selecta Biosciences, Inc. *	1,029	10,094
Seres Therapeutics, Inc. *(a)	1,389	14,084
Spark Therapeutics, Inc. *(a)	2,290	117,752
Spectrum Pharmaceuticals, Inc. *	7,360	139,472
Spero Therapeutics, Inc. *(a)	500	5,875
Stemline Therapeutics, Inc. *(a)	1,930	30,108
Strongbridge Biopharma plc *(a)	1,924	13,949
Syndax Pharmaceuticals, Inc. *	367	3,215
Synergy Pharmaceuticals, Inc. *(a)	19,906	44,390
Syros Pharmaceuticals, Inc. *(a)	1,098	10,684
TG Therapeutics, Inc. *(a)	4,260	34,932
Tocagen, Inc. *(a)	1,527	15,652
Trevena, Inc. *	3,486	5,578
Ultragenyx Pharmaceutical, Inc. *(a)	3,474	161,124
Vanda Pharmaceuticals, Inc. *	3,866	58,763
VBI Vaccines, Inc. *	1,904	8,130
Veracyte, Inc. *(a)	1,394	9,103
Versartis, Inc. *	2,862	6,296
Voyager Therapeutics, Inc. *(a)	1,240	20,584
vTv Therapeutics, Inc., Class A *(a)	500	3,005
XBiotech, Inc. *(a)	1,362	5,366
Xencor, Inc. *(a)	3,040	66,637
ZIOPHARM Oncology, Inc. *(a)	10,495	43,449
		10,746,759

Building Products - 1.3%
AAON, Inc.	3,489	128,046
Advanced Drainage Systems, Inc.	2,999	71,526
American Woodmark Corp. *	1,194	155,519
Apogee Enterprises, Inc.	2,452	112,130
Armstrong Flooring, Inc. *	1,823	30,845
Builders FirstSource, Inc. *	9,570	208,530

16 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Caesarstone Ltd. *	1,950	42,900
Continental Building Products, Inc. *	3,469	97,653
CSW Industrials, Inc. *	1,123	51,602
Gibraltar Industries, Inc. *	2,724	89,892
Griffon Corp.	2,639	53,704
Insteel Industries, Inc.	1,366	38,685
JELD-WEN Holding, Inc. *	5,765	226,968
Masonite International Corp. *	2,482	184,040
NCI Building Systems, Inc. *	3,510	67,743
Patrick Industries, Inc. *	2,131	147,998
PGT Innovations, Inc. *	3,685	62,092
Ply Gem Holdings, Inc. *	1,862	34,447
Quanex Building Products Corp.	3,015	70,551
Simpson Manufacturing Co., Inc.	3,585	205,815
Trex Co., Inc. *	2,548	276,178
Universal Forest Products, Inc.	5,136	193,216
		2,550,080

Capital Markets - 1.3%
Arlington Asset Investment Corp., Class A (a)	1,962	23,112
Artisan Partners Asset Management, Inc., Class A	3,911	154,484
Associated Capital Group, Inc., Class A	520	17,732
B. Riley Financial, Inc. (a)	1,801	32,598
Cohen & Steers, Inc.	1,874	88,621
Cowen, Inc., Class A *(a)	2,148	29,320
Diamond Hill Investment Group, Inc.	250	51,665
Donnelley Financial Solutions, Inc. *	2,855	55,644
Evercore, Inc., Class A	3,329	299,610
Financial Engines, Inc. (a)	5,140	155,742
GAIN Capital Holdings, Inc. (a)	3,144	31,440
GAMCO Investors, Inc., Class A	342	10,140
Greenhill & Co., Inc. (a)	2,260	44,070
Hamilton Lane, Inc., Class A	1,211	42,857
Houlihan Lokey, Inc.	2,134	96,948
INTL. FCStone, Inc. *	1,181	50,228
Investment Technology Group, Inc.	2,642	50,859
Ladenburg Thalmann Financial Services, Inc.	8,462	26,740
Medley Management, Inc., Class A	520	3,380
Moelis & Co., Class A	2,661	129,059
OM Asset Management plc	6,411	107,384
Oppenheimer Holdings, Inc., Class A	932	24,978
Piper Jaffray Cos.	1,194	102,983
PJT Partners, Inc., Class A	1,588	72,413
Pzena Investment Management, Inc., Class A	1,231	13,135
Safeguard Scientifics, Inc. *	1,902	21,302
Silvercrest Asset Management Group, Inc., Class A	548	8,795
Stifel Financial Corp.	5,700	339,492

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Value Line, Inc.	91	1,761
Virtu Financial, Inc., Class A (a)	1,963	35,923
Virtus Investment Partners, Inc.	589	67,764
Waddell & Reed Financial, Inc., Class A (a)	6,858	153,208
Westwood Holdings Group, Inc.	603	39,925
WisdomTree Investments, Inc. (a)	9,928	124,596
		2,507,908

Chemicals - 2.1%
A Schulman, Inc.	2,260	84,185
Advanced Emissions Solutions, Inc. (a)	1,851	17,881
AdvanSix, Inc. *	2,631	110,686
AgroFresh Solutions, Inc. *	1,715	12,691
American Vanguard Corp.	2,506	49,243
Balchem Corp.	2,718	219,071
Calgon Carbon Corp.	4,068	86,648
Chase Corp.	627	75,554
Codexis, Inc. *	2,608	21,777
Core Molding Technologies, Inc.	645	13,997
Ferro Corp. *	7,188	169,565
Flotek Industries, Inc. *(a)	4,728	22,032
FutureFuel Corp.	1,874	26,405
GCP Applied Technologies, Inc. *	6,126	195,419
Hawkins, Inc.	749	26,365
HB Fuller Co.	4,330	233,257
Ingevity Corp. *	3,679	259,259
Innophos Holdings, Inc.	1,613	75,375
Innospec, Inc.	2,039	143,953
Intrepid Potash, Inc. *(a)	8,313	39,570
KMG Chemicals, Inc.	1,078	71,234
Koppers Holdings, Inc. *	1,811	92,180
Kraton Corp. *	2,418	116,475
Kronos Worldwide, Inc.	1,877	48,370
LSB Industries, Inc. *(a)	1,588	13,911
Minerals Technologies, Inc.	2,994	206,137
OMNOVA Solutions, Inc. *	3,910	39,100
PolyOne Corp.	7,010	304,935
PQ Group Holdings, Inc. *	2,500	41,125
Quaker Chemical Corp.	1,117	168,432
Rayonier Advanced Materials, Inc. (a)	3,633	74,295
Sensient Technologies Corp.	3,846	281,335
Stepan Co.	1,696	133,933
Trecora Resources *	1,798	24,273
Tredegar Corp.	2,145	41,184

18 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Trinseo S.A.	3,898	282,995
Tronox Ltd., Class A	7,338	150,502
Valhi, Inc.	1,474	9,095
		3,982,444

Commercial Services & Supplies - 2.2%
ABM Industries, Inc.	4,816	181,660
ACCO Brands Corp. *	9,496	115,851
Advanced Disposal Services, Inc. *	3,719	89,033
Aqua Metals, Inc. *(a)	838	1,785
ARC Document Solutions, Inc. *	3,218	8,206
Brady Corp., Class A	3,952	149,781
Brink's Co. (The)	3,910	307,717
Casella Waste Systems, Inc., Class A *	3,332	76,703
CECO Environmental Corp.	2,281	11,702
CompX International, Inc.	124	1,649
Covanta Holding Corp. (a)	10,291	173,918
Deluxe Corp.	4,224	324,572
Ennis, Inc.	2,271	47,123
Essendant, Inc.	2,957	27,411
Healthcare Services Group, Inc.	6,074	320,221
Heritage-Crystal Clean, Inc. *	1,244	27,057
Herman Miller, Inc.	5,172	207,139
HNI Corp.	3,915	151,002
Hudson Technologies, Inc. *(a)	3,220	19,545
InnerWorkings, Inc. *	3,972	39,839
Interface, Inc.	5,094	128,114
Kimball International, Inc., Class B	2,797	52,220
Knoll, Inc.	4,151	95,639
LSC Communications, Inc.	2,936	44,480
Matthews International Corp., Class A	2,761	145,781
McGrath RentCorp	2,018	94,806
Mobile Mini, Inc.	3,826	131,997
MSA Safety, Inc.	2,926	226,823
Multi-Color Corp.	1,200	89,820
NL Industries, Inc. *	532	7,581
Quad/Graphics, Inc.	2,476	55,958
RR Donnelley & Sons Co.	6,159	57,279
SP Plus Corp. *	1,439	53,387
Steelcase, Inc., Class A	7,435	113,012
Team, Inc. *(a)	2,411	35,924
Tetra Tech, Inc.	4,775	229,916
UniFirst Corp.	1,305	215,194
US Ecology, Inc.	1,886	96,186
Viad Corp.	1,775	98,335
VSE Corp.	650	31,479
		4,285,845

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Communications Equipment - 1.5%
Acacia Communications, Inc. *	1,623	58,801
ADTRAN, Inc.	4,115	79,625
Aerohive Networks, Inc. *(a)	1,801	10,500
Applied Optoelectronics, Inc. *	1,515	57,297
CalAmp Corp. *	3,105	66,540
Calix, Inc. *	3,092	18,397
Ciena Corp. *	12,389	259,302
Clearfield, Inc. *	1,022	12,520
Comtech Telecommunications Corp.	1,754	38,799
Digi International, Inc. *	2,313	22,089
EMCORE Corp. *	1,917	12,365
Extreme Networks, Inc. *	9,584	119,992
Finisar Corp. *(a)	9,795	199,328
Harmonic, Inc. *	5,980	25,116
Infinera Corp. *	12,137	76,827
InterDigital, Inc.	2,993	227,917
KVH Industries, Inc. *	1,491	15,432
Lumentum Holdings, Inc. *(a)	5,196	254,084
NETGEAR, Inc. *	2,797	164,324
NetScout Systems, Inc. *	7,378	224,660
Oclaro, Inc. *	14,542	98,013
Plantronics, Inc.	2,867	144,439
Quantenna Communications, Inc. *(a)	1,854	22,619
Ribbon Communications, Inc. *	4,404	34,043
Ubiquiti Networks, Inc. *(a)	2,030	144,171
ViaSat, Inc. *(a)	4,556	341,017
Viavi Solutions, Inc. *	20,264	177,107
		2,905,324

Construction & Engineering - 1.2%
Aegion Corp. *	2,830	71,967
Ameresco, Inc., Class A *	1,452	12,487
Argan, Inc.	1,155	51,975
Chicago Bridge & Iron Co. NV	8,849	142,823
Comfort Systems USA, Inc.	3,203	139,811
Dycom Industries, Inc. *(a)	2,639	294,064
EMCOR Group, Inc.	5,118	418,396
Granite Construction, Inc.	3,413	216,487
Great Lakes Dredge & Dock Corp. *	5,123	27,664
HC2 Holdings, Inc. *	3,578	21,289
IES Holdings, Inc. *	610	10,523
KBR, Inc.	11,969	237,345
Layne Christensen Co. *	1,411	17,708
MasTec, Inc. *	5,719	279,945
MYR Group, Inc. *	1,170	41,804
Northwest Pipe Co. *	837	16,020

20 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
NV5 Global, Inc. *	620	33,573
Orion Group Holdings, Inc. *	2,350	18,401
Primoris Services Corp.	3,477	94,540
Sterling Construction Co., Inc. *	2,268	36,923
Tutor Perini Corp. *	3,186	80,765
		2,264,510

Construction Materials - 0.2%
Forterra, Inc. *(a)	1,612	17,893
Summit Materials, Inc., Class A *(a)	9,532	299,673
United States Lime & Minerals, Inc.	156	12,028
US Concrete, Inc. *(a)	1,337	111,840
		441,434

Consumer Finance - 0.6%
Elevate Credit, Inc. *(a)	1,265	9,525
Encore Capital Group, Inc. *	2,107	88,705
Enova International, Inc. *	2,903	44,126
EZCORP, Inc., Class A *	4,319	52,692
FirstCash, Inc.	3,978	268,316
Green Dot Corp., Class A *	4,013	241,823
LendingClub Corp. *	28,408	117,325
Nelnet, Inc., Class A	1,738	95,208
PRA Group, Inc. *	3,981	132,169
Regional Management Corp. *	935	24,600
World Acceptance Corp. *(a)	581	46,898
		1,121,387

Containers & Packaging - 0.1%
Greif, Inc., Class A	2,211	133,943
Greif, Inc., Class B	446	30,930
Myers Industries, Inc.	1,882	36,699
UFP Technologies, Inc. *	499	13,872
		215,444

Distributors - 0.1%
Core-Mark Holding Co., Inc.	3,946	124,615
Funko, Inc., Class A *(a)	900	5,985
Weyco Group, Inc.	562	16,702
		147,302

Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc. *	5,187	218,113
American Public Education, Inc. *	1,323	33,141
Ascent Capital Group, Inc., Class A *	1,027	11,800
Bridgepoint Education, Inc. *	1,306	10,840
Cambium Learning Group, Inc. *	1,013	5,754

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Capella Education Co.	953	73,762
Career Education Corp. *	5,930	71,634
Carriage Services, Inc.	1,152	29,618
Chegg, Inc. *(a)	8,114	132,421
Collectors Universe, Inc.	618	17,700
Grand Canyon Education, Inc. *	3,999	358,030
Houghton Mifflin Harcourt Co. *	9,080	84,444
K12, Inc. *	3,081	48,988
Laureate Education, Inc., Class A *	4,535	61,495
Liberty Tax, Inc.	395	4,345
Regis Corp. *	3,158	48,507
Sotheby's *	3,345	172,602
Strayer Education, Inc.	932	83,489
Weight Watchers International, Inc. *(a)	2,458	108,840
		1,575,523

Diversified Financial Services - 0.1%
Cannae Holdings, Inc. *	5,606	95,470
Marlin Business Services Corp.	795	17,808
On Deck Capital, Inc. *	3,739	21,462
Tiptree, Inc., Class A	2,311	13,751
		148,491

Diversified Telecommunication Services - 0.6%
ATN International, Inc.	816	45,092
Cincinnati Bell, Inc. *	3,530	73,601
Cogent Communications Holdings, Inc.	3,590	162,627
Consolidated Communications Holdings, Inc. (a)	5,584	68,069
Frontier Communications Corp. (a)	6,905	46,678
General Communication, Inc., Class A *	2,256	88,029
Globalstar, Inc. *(a)	47,569	62,315
Hawaiian Telcom Holdco, Inc. *	469	14,473
IDT Corp., Class B *	1,313	13,918
Intelsat S.A. *	2,452	8,312
Iridium Communications, Inc. *(a)	7,357	86,813
Ooma, Inc. *	1,488	17,782
ORBCOMM, Inc. *	5,583	56,835
pdvWireless, Inc. *(a)	1,002	32,164
Straight Path Communications, Inc., Class B *	834	151,613
Vonage Holdings Corp. *	17,554	178,524
Winsdtream Holdings, Inc. (a)	16,735	30,960
		1,137,805

Electric Utilities - 1.0%
ALLETE, Inc.	4,355	323,838
El Paso Electric Co.	3,491	193,227
Genie Energy Ltd., Class B	966	4,211

22 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
IDACORP, Inc.	4,347	397,142
MGE Energy, Inc.	3,021	190,625
Otter Tail Corp.	3,453	153,486
PNM Resources, Inc.	6,909	279,469
Portland General Electric Co.	7,614	347,046
Spark Energy, Inc., Class A (a)	1,012	12,549
		1,901,593

Electrical Equipment - 0.6%
Allied Motion Technologies, Inc.	482	15,949
Atkore International Group, Inc. *	2,881	61,798
AZZ, Inc.	2,237	114,311
Babcock & Wilcox Enterprises, Inc. *(a)	4,296	24,401
Encore Wire Corp.	1,601	77,889
Energous Corp. *(a)	1,155	22,465
EnerSys	3,764	262,087
Generac Holdings, Inc. *	5,185	256,761
General Cable Corp.	4,324	127,990
LSI Industries, Inc.	1,507	10,368
Plug Power, Inc. *(a)	19,616	46,294
Powell Industries, Inc.	811	23,235
Preformed Line Products Co.	222	15,773
Revolution Lighting Technologies, Inc. *	1,081	3,557
Sunrun, Inc. *(a)	7,461	44,020
Thermon Group Holdings, Inc. *	2,669	63,175
TPI Composites, Inc. *	906	18,537
Vicor Corp. *	1,707	35,676
Vivint Solar, Inc. *(a)	1,800	7,290
		1,231,576

Electronic Equipment, Instruments & Components - 2.6%
Akoustis Technologies, Inc. *(a)	762	4,747
Anixter International, Inc. *	2,505	190,380
AVX Corp.	3,566	61,692
Badger Meter, Inc.	2,464	117,779
Bel Fuse, Inc., Class B	968	24,369
Belden, Inc.	3,622	279,510
Benchmark Electronics, Inc. *	4,390	127,749
Control4 Corp. *	2,143	63,776
CTS Corp.	2,562	65,971
Daktronics, Inc.	2,960	27,025
Electro Scientific Industries, Inc. *	2,738	58,675
ePlus, Inc. *	1,064	80,013
Fabrinet *	3,011	86,416
FARO Technologies, Inc. *	1,341	63,027
Fitbit, Inc., Class A *(a)	16,812	95,996
II-VI, Inc. *	5,140	241,323

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Insight Enterprises, Inc. *	2,991	114,525
Iteris, Inc. *	2,069	14,421
Itron, Inc. *	2,889	197,030
KEMET Corp. *	4,697	70,737
Kimball Electronics, Inc. *	2,097	38,270
Knowles Corp. *	7,626	111,797
Littelfuse, Inc.	1,916	379,023
Maxwell Technologies, Inc. *(a)	2,454	14,135
Mesa Laboratories, Inc. (a)	233	28,962
Methode Electronics, Inc.	2,959	118,656
MicroVision, Inc. *(a)	5,988	9,760
MTS Systems Corp.	1,475	79,207
Napco Security Technologies, Inc. *	1,045	9,144
Novanta, Inc. *	2,626	131,300
OSI Systems, Inc. *	1,512	97,343
Park Electrochemical Corp.	1,804	35,449
PC Connection, Inc.	756	19,815
PCM, Inc. *	881	8,722
Plexus Corp. *	2,880	174,874
Radisys Corp. *	2,776	2,790
Rogers Corp. *	1,584	256,481
Sanmina Corp. *	6,002	198,066
ScanSource, Inc. *	2,089	74,786
SYNNEX Corp.	2,525	343,274
Systemax, Inc.	1,000	33,270
Tech Data Corp. *	3,023	296,163
TTM Technologies, Inc. *	8,112	127,115
VeriFone Systems, Inc. *	9,780	173,204
Vishay Intertechnology, Inc.	11,320	234,890
Vishay Precision Group, Inc. *	1,011	25,427
		5,007,084

Energy Equipment & Services - 1.5%
Archrock, Inc.	6,010	63,105
Basic Energy Services, Inc. *	1,528	35,862
Bristow Group, Inc.	2,689	36,221
C&J Energy Services, Inc. *	4,074	136,357
CARBO Ceramics, Inc. *(a)	1,515	15,423
Diamond Offshore Drilling, Inc. *(a)	5,679	105,573
Dril-Quip, Inc. *	3,326	158,650
Ensco plc, Class A (a)	37,144	219,521
Era Group, Inc. *	1,735	18,651
Exterran Corp. *	2,624	82,499
Fairmount Santrol Holdings, Inc. *(a)	13,620	71,233
Forum Energy Technologies, Inc. *	6,985	108,617
Frank's International NV	4,375	29,094
Geospace Technologies Corp. *	1,271	16,485

24 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Gulf Island Fabrication, Inc.	1,199	16,097
Helix Energy Solutions Group, Inc. *	11,574	87,268
Independence Contract Drilling, Inc. *	2,336	9,297
Keane Group, Inc. *(a)	2,800	53,228
Key Energy Services, Inc. *	906	10,682
Mammoth Energy Services, Inc. *	734	14,408
Matrix Service Co. *	2,252	40,086
McDermott International, Inc. *	24,867	163,625
Natural Gas Services Group, Inc. *	1,066	27,929
NCS Multistage Holdings, Inc. *(a)	969	14,283
Newpark Resources, Inc. *	7,671	65,971
Noble Corp. plc *(a)	21,442	96,918
Oil States International, Inc. *	4,422	125,143
Parker Drilling Co. *	10,148	10,148
PHI, Inc. *	1,085	12,553
Pioneer Energy Services Corp. *	5,200	15,860
ProPetro Holding Corp. *(a)	4,569	92,111
Ranger Energy Services, Inc. *	500	4,615
RigNet, Inc. *	1,109	16,579
Rowan Companies plc, Class A *(a)	10,243	160,405
SEACOR Holdings, Inc. *	1,242	57,405
SEACOR Marine Holdings, Inc. *	1,248	14,602
Select Energy Services, Inc., Class A *	1,821	33,215
Smart Sand, Inc. *(a)	1,879	16,272
Solaris Oilfield Infrastructure, Inc., Class A *(a)	1,479	31,665
Superior Energy Services, Inc. *	13,369	128,743
TETRA Technologies, Inc. *	9,415	40,202
Unit Corp. *	4,371	96,162
US Silica Holdings, Inc. (a)	7,172	233,520
Willbros Group, Inc. *	3,370	4,785
		2,791,068

Equity Real Estate Investment Trusts (REITs) - 5.9%
Acadia Realty Trust	7,096	194,147
Agree Realty Corp.	2,365	121,656
Alexander & Baldwin, Inc.	4,028	111,737
Alexander's, Inc.	184	72,836
Altisource Residential Corp. (a)	4,415	52,362
American Assets Trust, Inc.	3,378	129,175
Armada Hoffler Properties, Inc.	3,925	60,955
Ashford Hospitality Prime, Inc.	2,002	19,479
Ashford Hospitality Trust, Inc.	6,276	42,237
Bluerock Residential Growth REIT, Inc. (a)	1,454	14,700
CareTrust REIT, Inc.	6,329	106,074
CatchMark Timber Trust, Inc., Class A	3,692	48,476
CBL & Associates Properties, Inc. (a)	14,580	82,523
Cedar Realty Trust, Inc.	7,099	43,162

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Chatham Lodging Trust	3,800	86,488
Chesapeake Lodging Trust	5,134	139,080
City Office REIT, Inc.	2,250	29,273
Clipper Realty, Inc. (a)	1,313	13,117
Community Healthcare Trust, Inc. (a)	1,465	41,166
CorEnergy Infrastructure Trust, Inc. (a)	821	31,362
Cousins Properties, Inc.	35,581	329,124
DiamondRock Hospitality Co.	17,345	195,825
Easterly Government Properties, Inc. (a)	3,658	78,062
EastGroup Properties, Inc.	2,915	257,628
Education Realty Trust, Inc.	6,349	221,707
Farmland Partners, Inc. (a)	2,798	24,287
First Industrial Realty Trust, Inc.	10,034	315,770
Four Corners Property Trust, Inc.	5,219	134,128
Franklin Street Properties Corp. (a)	9,022	96,896
GEO Group, Inc. (The)	10,749	253,676
Getty Realty Corp.	2,646	71,865
Gladstone Commercial Corp.	2,047	43,110
Global Medical REIT, Inc. (a)	1,307	10,717
Global Net Lease, Inc.	5,678	116,853
Government Properties Income Trust	8,106	150,285
Gramercy Property Trust	13,705	365,375
Healthcare Realty Trust, Inc.	10,459	335,943
Hersha Hospitality Trust	3,227	56,150
Independence Realty Trust, Inc.	7,263	73,284
InfraREIT, Inc. *	3,727	69,248
Investors Real Estate Trust	9,894	56,198
iStar, Inc. *(a)	5,663	63,992
Jernigan Capital, Inc. (a)	813	15,455
Kite Realty Group Trust	7,142	139,983
LaSalle Hotel Properties	9,995	280,560
Lexington Realty Trust	18,760	181,034
LTC Properties, Inc.	3,456	150,509
Mack-Cali Realty Corp.	7,712	166,271
MedEquities Realty Trust, Inc.	2,516	28,230
Monmouth Real Estate Investment Corp.	5,627	100,161
National Health Investors, Inc.	3,489	263,001
National Storage Affiliates Trust (a)	3,890	106,041
New Senior Investment Group, Inc.	7,208	54,492
NexPoint Residential Trust, Inc.	1,463	40,876
NorthStar Realty Europe Corp.	4,647	62,409
One Liberty Properties, Inc.	1,012	26,231
Pebblebrook Hotel Trust (a)	5,927	220,307
Pennsylvania Real Estate Investment Trust (a)	5,900	70,151
Physicians Realty Trust	15,418	277,370
Potlatch Corp.	3,510	175,149
Preferred Apartment Communities, Inc., Class A	2,767	56,032

26 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
PS Business Parks, Inc.	1,703	213,028
QTS Realty Trust, Inc., Class A	4,209	227,959
Quality Care Properties, Inc. *	8,301	114,637
RAIT Financial Trust	7,053	2,645
Ramco-Gershenson Properties Trust	6,804	100,223
Retail Opportunity Investments Corp.	9,292	185,375
Rexford Industrial Realty, Inc.	6,529	190,386
RLJ Lodging Trust	14,536	319,356
Ryman Hospitality Properties, Inc.	3,883	268,005
Sabra Health Care REIT, Inc.	14,986	281,287
Safety Income and Growth, Inc.	882	15,523
Saul Centers, Inc.	978	60,391
Select Income REIT	5,478	137,662
Seritage Growth Properties REIT, Class A (a)	2,156	87,232
STAG Industrial, Inc.	7,846	214,431
Summit Hotel Properties, Inc.	8,982	136,796
Sunstone Hotel Investors, Inc.	19,388	320,484
Terreno Realty Corp.	4,565	160,049
Tier REIT, Inc.	4,188	85,393
UMH Properties, Inc.	2,445	36,430
Universal Health Realty Income Trust	1,113	83,597
Urban Edge Properties	8,983	228,977
Urstadt Biddle Properties, Inc., Class A	2,285	49,676
Washington Prime Group, Inc. (a)	16,051	114,283
Washington Real Estate Investment Trust	6,781	211,025
Whitestone REIT	3,231	46,559
Xenia Hotels & Resorts, Inc.	9,452	204,069
		11,269,868

Food & Staples Retailing - 0.5%
Andersons, Inc. (The)	2,192	68,281
Chefs' Warehouse, Inc. (The) *	1,456	29,848
Ingles Markets, Inc., Class A	1,087	37,610
Natural Grocers by Vitamin Cottage, Inc. *(a)	875	7,814
Performance Food Group Co. *	7,618	252,156
PriceSmart, Inc.	1,940	167,034
Smart & Final Stores, Inc. *	1,874	16,023
SpartanNash Co.	3,190	85,109
SUPERVALU, Inc. *	3,281	70,870
United Natural Foods, Inc. *	4,285	211,122
Village Super Market, Inc., Class A	640	14,675
Weis Markets, Inc.	747	30,918
		991,460

Food Products - 1.3%
Alico, Inc.	267	7,876
Amplify Snack Brands, Inc. *(a)	2,278	27,359

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 27

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
B&G Foods, Inc. (a)	5,678	199,582
Bob Evans Farms, Inc.	1,740	137,147
Cal-Maine Foods, Inc. *(a)	2,448	108,814
Calavo Growers, Inc. (a)	1,337	112,843
Darling Ingredients, Inc. *	14,188	257,228
Dean Foods Co.	7,914	91,486
Farmer Bros Co. *	538	17,297
Fresh Del Monte Produce, Inc.	2,793	133,142
Freshpet, Inc. *(a)	2,152	40,780
Hostess Brands, Inc. *(a)	7,027	104,070
J&J Snack Foods Corp.	1,297	196,923
John B. Sanfilippo & Son, Inc.	716	45,287
Lancaster Colony Corp.	1,622	209,579
Landec Corp. *	2,282	28,753
Lifeway Foods, Inc. *	385	3,080
Limoneira Co.	753	16,867
Sanderson Farms, Inc. (a)	1,728	239,812
Seneca Foods Corp., Class A *	594	18,265
Snyder's-Lance, Inc.	7,424	371,794
Tootsie Roll Industries, Inc. (a)	1,524	55,474
		2,423,458

Gas Utilities - 1.1%
Chesapeake Utilities Corp.	1,388	109,027
New Jersey Resources Corp.	7,415	298,083
Northwest Natural Gas Co.	2,496	148,887
ONE Gas, Inc.	4,501	329,743
RGC Resources, Inc.	587	15,896
South Jersey Industries, Inc.	6,899	215,456
Southwest Gas Holdings, Inc.	4,042	325,300
Spire, Inc.	4,040	303,606
WGL Holdings, Inc.	4,361	374,348
		2,120,346

Health Care Equipment & Supplies - 3.5%
Abaxis, Inc.	1,894	93,791
Accuray, Inc. *(a)	6,420	27,606
Analogic Corp.	1,075	90,031
AngioDynamics, Inc. *	3,206	53,316
Anika Therapeutics, Inc. *	1,142	61,565
Antares Pharma, Inc. *(a)	12,612	25,098
AtriCure, Inc. *	2,456	44,797
Atrion Corp.	110	69,366
AxoGen, Inc. *(a)	2,397	67,835
Cantel Medical Corp.	3,094	318,280
Cardiovascular Systems, Inc. *	2,803	66,403
Cerus Corp. *(a)	7,927	26,793

28 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
ConforMIS, Inc. *	2,786	6,631
CONMED Corp.	2,382	121,411
Corindus Vascular Robotics, Inc. *(a)	7,360	7,434
CryoLife, Inc. *	2,420	46,343
Cutera, Inc. *	1,118	50,701
Endologix, Inc. *(a)	7,000	37,450
Entellus Medical, Inc. *	1,064	25,951
Exactech, Inc. *	863	42,675
FONAR Corp. *	535	13,027
GenMark Diagnostics, Inc. *(a)	3,729	15,550
Glaukos Corp. *(a)	2,514	64,484
Globus Medical, Inc., Class A *	6,051	248,696
Haemonetics Corp. *	4,419	256,656
Halyard Health, Inc. *	4,043	186,706
Heska Corp. *	514	41,228
ICU Medical, Inc. *	1,321	285,336
Inogen, Inc. *	1,495	178,025
Insulet Corp. *	4,982	343,758
Integer Holdings Corp. *	2,583	117,010
Integra LifeSciences Holdings Corp. *(a)	5,409	258,875
Invacare Corp. (a)	2,498	42,091
iRhythm Technologies, Inc. *	1,183	66,307
K2M Group Holdings, Inc. *	3,561	64,098
Lantheus Holdings, Inc. *	2,287	46,769
LeMaitre Vascular, Inc.	1,302	41,456
LivaNova plc *	4,152	331,828
Masimo Corp. *	3,816	323,597
Meridian Bioscience, Inc.	3,556	49,784
Merit Medical Systems, Inc. *	4,272	184,550
Natus Medical, Inc. *	2,809	107,304
Neogen Corp. *	3,146	258,633
Nevro Corp. *	2,432	167,905
Novocure Ltd. *(a)	5,070	102,414
NuVasive, Inc. *	4,457	260,690
NxStage Medical, Inc. *	5,498	133,217
Obalon Therapeutics, Inc. *(a)	463	3,060
OraSure Technologies, Inc. *	4,811	90,735
Orthofix International NV *	1,448	79,206
OrthoPediatrics Corp. *	400	7,676
Oxford Immunotec Global plc *(a)	1,917	26,780
Penumbra, Inc. *(a)	2,573	242,119
Pulse Biosciences, Inc. *(a)	800	18,880
Quidel Corp. *	2,221	96,280
Quotient Ltd. *(a)	2,347	11,618
Rockwell Medical, Inc. *(a)	3,471	20,201
RTI Surgical, Inc. *	4,427	18,151
Sientra, Inc. *	1,254	17,631

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 29

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
STAAR Surgical Co. *	3,235	50,142
SurModics, Inc. *	1,145	32,060
Tactile Systems Technology, Inc. *(a)	1,119	32,429
Utah Medical Products, Inc.	296	24,094
Varex Imaging Corp. *	3,308	132,882
ViewRay, Inc. *(a)	2,568	23,780
Viveve Medical, Inc. *(a)	1,315	6,536
Wright Medical Group NV *	8,911	197,824
		6,605,555

Health Care Providers & Services - 1.7%
AAC Holdings, Inc. *(a)	500	4,500
Aceto Corp.	2,247	23,211
Addus HomeCare Corp. *	471	16,391
Almost Family, Inc. *	1,121	62,047
Amedisys, Inc. *	2,415	127,295
American Renal Associates Holdings, Inc. *	680	11,832
AMN Healthcare Services, Inc. *	4,088	201,334
BioScrip, Inc. *(a)	9,711	28,259
BioTelemetry, Inc. *(a)	2,654	79,355
Capital Senior Living Corp. *	2,506	33,806
Chemed Corp.	1,357	329,778
Civitas Solutions, Inc. *	1,020	17,442
Community Health Systems, Inc. *(a)	8,353	35,584
CorVel Corp. *	831	43,960
Cross Country Healthcare, Inc. *	2,877	36,710
Diplomat Pharmacy, Inc. *	3,949	79,256
Encompass Health Corp.	8,380	414,056
Ensign Group, Inc. (The)	3,978	88,312
Genesis Healthcare, Inc. *(a)	2,829	2,158
HealthEquity, Inc. *	4,375	204,137
Kindred Healthcare, Inc.	7,278	70,597
LHC Group, Inc. *	1,294	79,257
Magellan Health, Inc. *	2,087	201,500
Molina Healthcare, Inc. *	3,865	296,368
National HealthCare Corp.	985	60,026
National Research Corp., Class A	681	25,401
Owens & Minor, Inc.	5,393	101,820
PetIQ, Inc. *	618	13,497
Providence Service Corp. (The) *	1,065	63,197
R1 RCM, Inc. *	8,804	38,826
RadNet, Inc. *	2,930	29,593
Select Medical Holdings Corp. *	9,219	162,715
Surgery Partners, Inc. *(a)	1,656	20,038
Tenet Healthcare Corp. *(a)	7,138	108,212

30 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tivity Health, Inc. *	3,207	117,216
Triple-S Management Corp., Class B *	2,042	50,744
US Physical Therapy, Inc.	943	68,085
		3,346,515

Health Care Technology - 0.8%
Allscripts Healthcare Solutions, Inc. *	15,950	232,073
Castlight Health, Inc., Class B *(a)	5,617	21,064
Computer Programs & Systems, Inc.	938	28,187
Cotiviti Holdings, Inc. *	3,036	97,790
Evolent Health, Inc., Class A *(a)	4,487	55,190
HealthStream, Inc. *	2,005	46,436
HMS Holdings Corp. *	7,279	123,379
Inovalon Holdings, Inc., Class A *(a)	5,504	82,560
Medidata Solutions, Inc. *	4,850	307,344
NantHealth, Inc. *(a)	548	1,671
Omnicell, Inc. *	3,074	149,089
Quality Systems, Inc. *	4,587	62,291
Simulations Plus, Inc.	960	15,456
Tabula Rasa HealthCare, Inc. *	799	22,412
Teladoc, Inc. *(a)	4,724	164,631
Vocera Communications, Inc. *	2,455	74,190
		1,483,763

Hotels, Restaurants & Leisure - 3.1%
Belmond Ltd., Class A *	7,856	96,236
Biglari Holdings, Inc. *	80	33,152
BJ's Restaurants, Inc.	1,819	66,212
Bloomin' Brands, Inc.	7,890	168,373
Bojangles', Inc. *(a)	1,522	17,960
Boyd Gaming Corp. (a)	7,129	249,871
Brinker International, Inc. (a)	4,056	157,535
Buffalo Wild Wings, Inc. *	1,362	212,949
Caesars Entertainment Corp. *	11,250	142,312
Carrols Restaurant Group, Inc. *	3,096	37,616
Century Casinos, Inc. *	1,662	15,174
Cheesecake Factory, Inc. (The) (a)	3,714	178,941
Churchill Downs, Inc.	1,166	271,328
Chuy's Holdings, Inc. *	1,271	35,652
Cracker Barrel Old Country Store, Inc. (a)	1,658	263,440
Dave & Buster's Entertainment, Inc. *	3,545	195,578
Del Frisco's Restaurant Group, Inc. *	2,117	32,284
Del Taco Restaurants, Inc. *	2,895	35,087
Denny's Corp. *	5,908	78,222
DineEquity, Inc. (a)	1,512	76,704
Drive Shack, Inc.	5,300	29,309
El Pollo Loco Holdings, Inc. *	1,580	15,642

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 31

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Eldorado Resorts, Inc. *(a)	3,973	131,705
Empire Resorts, Inc. *(a)	270	7,290
Fiesta Restaurant Group, Inc. *	2,070	39,330
Fogo De Chao, Inc. *	400	4,640
Golden Entertainment, Inc. *	803	26,218
Habit Restaurants, Inc., (The), Class A *(a)	1,773	16,932
ILG, Inc.	9,340	266,003
Inspired Entertainment, Inc. *	348	3,410
International Speedway Corp., Class A	2,154	85,837
J. Alexander's Holdings, Inc. *	1,066	10,340
Jack in the Box, Inc.	2,506	245,864
La Quinta Holdings, Inc. *	7,327	135,256
Lindblad Expeditions Holdings, Inc. *	1,147	11,229
Marcus Corp. (The)	1,417	38,755
Marriott Vacations Worldwide Corp.	1,830	247,434
Monarch Casino & Resort, Inc. *	917	41,100
Nathan's Famous, Inc.	237	17,894
Noodles & Co. *	970	5,093
Papa John's International, Inc. (a)	2,348	131,746
Penn National Gaming, Inc. *	7,441	233,127
Pinnacle Entertainment, Inc. *	4,721	154,518
Planet Fitness, Inc., Class A *	7,399	256,227
Potbelly Corp. *	1,684	20,713
RCI Hospitality Holdings, Inc.	797	22,300
Red Lion Hotels Corp. *	1,106	10,894
Red Robin Gourmet Burgers, Inc. *	1,090	61,476
Red Rock Resorts, Inc., Class A	5,966	201,293
Ruth's Hospitality Group, Inc.	2,721	58,910
Scientific Games Corp., Class A *	4,673	239,725
SeaWorld Entertainment, Inc. *(a)	6,009	81,542
Shake Shack, Inc., Class A *(a)	1,927	83,246
Sonic Corp. (a)	3,330	91,508
Speedway Motorsports, Inc.	1,049	19,795
Texas Roadhouse, Inc.	5,724	301,540
Wingstop, Inc. (a)	2,551	99,438
Zoe's Kitchen, Inc. *(a)	1,491	24,930
		5,836,835

Household Durables - 1.4%
AV Homes, Inc. *	824	13,720
Bassett Furniture Industries, Inc.	830	31,208
Beazer Homes USA, Inc. *	2,686	51,598
Cavco Industries, Inc. *	750	114,450
Century Communities, Inc. *	1,662	51,688
CSS Industries, Inc.	772	21,485
Ethan Allen Interiors, Inc.	1,924	55,026
Flexsteel Industries, Inc.	560	26,197

32 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
GoPro, Inc., Class A *(a)	8,727	66,063
Green Brick Partners, Inc. *	1,909	21,572
Hamilton Beach Brands Holding Co., Class A *	149	3,828
Helen of Troy Ltd. *	2,324	223,917
Hooker Furniture Corp.	834	35,403
Hovnanian Enterprises, Inc., Class A *(a)	9,758	32,689
Installed Building Products, Inc. *	1,894	143,849
iRobot Corp. *(a)	2,319	177,867
KB Home (a)	7,206	230,232
La-Z-Boy, Inc.	4,240	132,288
LGI Homes, Inc. *	1,518	113,895
Libbey, Inc.	1,811	13,619
Lifetime Brands, Inc.	858	14,157
M/I Homes, Inc. *	2,260	77,744
MDC Holdings, Inc.	3,875	123,535
Meritage Homes Corp. *	3,303	169,114
New Home Co., Inc. (The) *	775	9,711
PICO Holdings, Inc. *	1,974	25,267
Taylor Morrison Home Corp., Class A *	6,849	167,595
TopBuild Corp. *	3,024	229,038
TRI Pointe Group, Inc. *	12,765	228,749
Universal Electronics, Inc. *	1,223	57,787
William Lyon Homes, Class A *	2,065	60,050
ZAGG, Inc. *	2,279	42,048
		2,765,389

Household Products - 0.3%
Central Garden & Pet Co. *	789	30,708
Central Garden & Pet Co., Class A *	3,098	116,825
HRG Group, Inc. *	10,248	173,704
Oil-Dri Corp. of America	406	16,849
Orchids Paper Products Co. (a)	704	9,011
WD-40 Co.	1,216	143,488
		490,585

Independent Power and Renewable Electricity Producers - 0.4%
Atlantic Power Corp. *	10,236	24,054
Dynegy, Inc. *	10,095	119,626
NRG Yield, Inc., Class A	2,663	50,197
NRG Yield, Inc., Class C	5,481	103,591
Ormat Technologies, Inc.	3,359	214,842
Pattern Energy Group, Inc. (a)	6,822	146,605
TerraForm Power, Inc., Class A (a)	3,900	46,644
		705,559

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 33

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	3,174	109,027

Insurance - 2.3%
Ambac Financial Group, Inc. *	3,798	60,692
American Equity Investment Life Holding Co.	7,401	227,433
AMERISAFE, Inc.	1,636	100,778
Amtrust Financial Services, Inc. (a)	7,487	75,394
Argo Group International Holdings Ltd.	2,490	153,508
Atlas Financial Holdings, Inc. *	1,031	21,187
Baldwin & Lyons, Inc., Class B	853	20,429
Blue Capital Reinsurance Holdings Ltd.	460	5,543
Citizens, Inc. *(a)	3,380	24,843
CNO Financial Group, Inc.	14,724	363,536
Crawford & Co., Class B	933	8,975
Donegal Group, Inc., Class A	916	15,847
eHealth, Inc. *	1,593	27,670
EMC Insurance Group, Inc.	745	21,374
Employers Holdings, Inc.	2,669	118,504
Enstar Group Ltd. *	983	197,337
FBL Financial Group, Inc., Class A	766	53,352
Federated National Holding Co.	1,014	16,802
Genworth Financial, Inc., Class A *	43,475	135,207
Global Indemnity Ltd. *	810	34,036
Greenlight Capital Re Ltd., Class A *	2,647	53,205
Hallmark Financial Services, Inc. *	1,205	12,568
HCI Group, Inc. (a)	801	23,950
Health Insurance Innovations, Inc., Class A *(a)	983	24,526
Heritage Insurance Holdings, Inc. (a)	1,906	34,346
Horace Mann Educators Corp.	3,502	154,438
Independence Holding Co.	665	18,254
Infinity Property & Casualty Corp.	885	93,810
Investors Title Co.	111	22,017
James River Group Holdings Ltd.	2,155	86,222
Kemper Corp.	3,426	236,051
Kingstone Cos., Inc.	796	14,965
Kinsale Capital Group, Inc.	1,270	57,150
Maiden Holdings Ltd.	5,756	37,990
MBIA, Inc. *(a)	8,169	59,797
National General Holdings Corp.	4,181	82,115
National Western Life Group, Inc., Class A	193	63,887
Navigators Group, Inc. (The)	1,783	86,832
NI Holdings, Inc. *	903	15,333
Primerica, Inc.	3,816	387,515
RLI Corp.	3,285	199,268
Safety Insurance Group, Inc.	1,242	99,857
Selective Insurance Group, Inc.	4,910	288,217

34 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
State Auto Financial Corp.	1,338	38,963
Stewart Information Services Corp.	1,974	83,500
Third Point Reinsurance Ltd. *	8,041	117,801
Trupanion, Inc. *	1,971	57,691
United Fire Group, Inc.	1,866	85,052
United Insurance Holdings Corp.	1,483	25,582
Universal Insurance Holdings, Inc.	2,530	69,195
WMIH Corp. *	15,822	13,434
		4,325,978

Internet & Direct Marketing Retail - 0.4%
1-800-Flowers.com, Inc., Class A *	2,081	22,267
Duluth Holdings, Inc., Class B *(a)	634	11,317
FTD Cos., Inc. *	1,526	10,972
Gaia, Inc. *	1,050	13,020
Groupon, Inc. *(a)	29,825	152,107
Lands' End, Inc. *(a)	1,477	28,875
Liberty TripAdvisor Holdings, Inc., Class A *	6,271	59,104
Nutrisystem, Inc.	2,608	137,181
Overstock.com, Inc. *(a)	1,473	94,125
PetMed Express, Inc. (a)	1,778	80,899
Shutterfly, Inc. *	2,984	148,454
		758,321

Internet Software & Services - 3.1%
2U, Inc. *(a)	4,174	269,265
Actua Corp. *	2,633	41,075
Alarm.com Holdings, Inc. *	1,783	67,308
Alteryx, Inc., Class A *(a)	2,010	50,793
Amber Road, Inc. *	1,500	11,010
Appfolio, Inc., Class A *	701	29,091
Apptio, Inc., Class A *	1,990	46,805
Bazaarvoice, Inc. *	6,399	34,875
Benefitfocus, Inc. *(a)	1,395	37,665
Blucora, Inc. *	3,624	80,090
Box, Inc., Class A *	6,896	145,644
Brightcove, Inc. *	2,425	17,218
Carbonite, Inc. *	2,169	54,442
Care.com, Inc. *	1,247	22,496
Cars.com, Inc. *(a)	6,321	182,298
ChannelAdvisor Corp. *	1,855	16,695
Cimpress NV *(a)	2,167	259,780
Cloudera, Inc. *(a)	8,271	136,637
CommerceHub, Inc., Series A *(a)	1,205	26,498
CommerceHub, Inc., Series C *	2,552	52,546
Cornerstone OnDemand, Inc. *(a)	4,572	161,529
Coupa Software, Inc. *	2,617	81,703

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 35

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
DHI Group, Inc. *	3,501	6,652
Endurance International Group Holdings, Inc. *	4,524	38,002
Envestnet, Inc. *	3,782	188,533
Etsy, Inc. *	10,160	207,772
Five9, Inc. *	4,576	113,851
Gogo, Inc. *(a)	5,004	56,445
GrubHub, Inc. *(a)	7,389	530,530
GTT Communications, Inc. *(a)	2,719	127,657
Hortonworks, Inc. *	4,201	84,482
Instructure, Inc. *	1,866	61,765
Internap Corp. *	1,753	27,540
j2 Global, Inc.	4,080	306,122
Leaf Group Ltd. *	1,040	10,296
Limelight Networks, Inc. *	6,416	28,295
Liquidity Services, Inc. *	2,122	10,292
LivePerson, Inc. *	4,955	56,982
Meet Group, Inc. (The) *(a)	5,878	16,576
MINDBODY, Inc., Class A *	3,620	110,229
MuleSoft, Inc., Class A *(a)	2,072	48,195
New Relic, Inc. *	2,573	148,642
NIC, Inc.	5,484	91,034
Nutanix, Inc., Class A *(a)	9,056	319,496
Okta, Inc. *	1,469	37,621
Ominto, Inc. *(a)	1,246	4,224
Q2 Holdings, Inc. *	2,751	101,374
QuinStreet, Inc. *	2,943	24,662
Quotient Technology, Inc. *(a)	6,468	75,999
Reis, Inc.	719	14,847
SendGrid, Inc. *	700	16,779
Shutterstock, Inc. *	1,515	65,190
SPS Commerce, Inc. *	1,431	69,532
Stamps.com, Inc. *	1,350	253,800
TechTarget, Inc. *	1,109	15,437
Tintri, Inc. *(a)	825	4,208
Trade Desk, Inc. (The), Class A *(a)	2,016	92,192
TrueCar, Inc. *(a)	5,927	66,382
Tucows, Inc., Class A *(a)	790	55,339
Twilio, Inc., Class A *(a)	5,459	128,832
Veritone, Inc. *(a)	222	5,150
Web.com Group, Inc. *	3,382	73,728
XO Group, Inc. *	2,064	38,101
Yelp, Inc. *	6,820	286,167
Yext, Inc. *	1,979	23,807
		5,868,222

36 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
IT Services - 1.7%
Acxiom Corp. *	6,698	184,597
Blackhawk Network Holdings, Inc. *	4,744	169,124
CACI International, Inc., Class A *	2,102	278,200
Cardtronics plc, Class A *	3,893	72,098
Cass Information Systems, Inc.	1,037	60,364
Convergys Corp.	8,251	193,898
CSG Systems International, Inc.	2,770	121,381
EPAM Systems, Inc. *	4,184	449,487
Everi Holdings, Inc. *	5,591	42,156
EVERTEC, Inc.	5,077	69,301
ExlService Holdings, Inc. *	2,811	169,644
Hackett Group, Inc. (The)	1,931	30,336
Information Services Group, Inc. *	2,421	10,096
ManTech International Corp., Class A	2,262	113,530
MAXIMUS, Inc.	5,466	391,256
MoneyGram International, Inc. *	2,614	34,452
Perficient, Inc. *	2,876	54,845
Presidio, Inc. *	1,668	31,976
Science Applications International Corp.	3,700	283,309
ServiceSource International, Inc. *	5,266	16,272
StarTek, Inc. *	892	8,893
Sykes Enterprises, Inc. *	3,342	105,106
Syntel, Inc. *	2,789	64,119
TeleTech Holdings, Inc.	1,255	50,514
Travelport Worldwide Ltd.	10,900	142,463
Unisys Corp. *(a)	3,852	31,394
Virtusa Corp. *	2,429	107,070
		3,285,881

Leisure Products - 0.3%
Acushnet Holdings Corp. (a)	2,689	56,684
American Outdoor Brands Corp. *(a)	4,733	60,772
Callaway Golf Co.	8,143	113,432
Clarus Corp. *	1,804	14,162
Escalade, Inc.	888	10,922
Johnson Outdoors, Inc., Class A	405	25,147
Malibu Boats, Inc., Class A *	1,736	51,611
Marine Products Corp.	813	10,358
MCBC Holdings, Inc. *	1,615	35,885
Nautilus, Inc. *	2,675	35,711
Sturm Ruger & Co., Inc. (a)	1,458	81,429
Vista Outdoor, Inc. *	5,021	73,156
		569,269

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 37

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Life Sciences Tools & Services - 0.5%
Accelerate Diagnostics, Inc. *(a)	2,287	59,919
Cambrex Corp. *	2,752	132,096
Enzo Biochem, Inc. *	3,092	25,200
Fluidigm Corp. *(a)	2,221	13,082
INC Research Holdings, Inc., Class A *	4,794	209,018
Luminex Corp.	3,221	63,454
Medpace Holdings, Inc. *	688	24,947
NanoString Technologies, Inc. *	1,353	10,107
NeoGenomics, Inc. *(a)	4,132	36,609
Pacific Biosciences of California, Inc. *(a)	8,829	23,309
PRA Health Sciences, Inc. *	4,204	382,858
		980,599

Machinery - 3.7%
Actuant Corp., Class A	5,076	128,423
Alamo Group, Inc.	815	91,989
Albany International Corp., Class A	2,473	151,966
Altra Industrial Motion Corp.	2,517	126,857
American Railcar Industries, Inc.	687	28,607
Astec Industries, Inc.	1,870	109,395
Barnes Group, Inc.	4,341	274,655
Blue Bird Corp. *	396	7,880
Briggs & Stratton Corp.	3,442	87,323
Chart Industries, Inc. *	2,641	123,757
CIRCOR International, Inc.	1,323	64,404
Columbus McKinnon Corp.	1,673	66,886
Commercial Vehicle Group, Inc. *	2,209	23,614
DMC Global, Inc.	1,092	27,355
Douglas Dynamics, Inc.	1,724	65,167
Eastern Co. (The)	490	12,813
Energy Recovery, Inc. *(a)	2,683	23,476
EnPro Industries, Inc.	1,761	164,671
ESCO Technologies, Inc.	2,195	132,249
ExOne Co. (The) *(a)	889	7,468
Federal Signal Corp.	4,825	96,934
Franklin Electric Co., Inc.	3,978	182,590
FreightCar America, Inc.	1,042	17,797
Gencor Industries, Inc. *	603	9,980
Gerber Scientific, Inc. *(b)	2,334	—
Global Brass & Copper Holdings, Inc.	1,904	63,022
Gorman-Rupp Co. (The)	1,373	42,851
Graham Corp.	863	18,063
Greenbrier Cos., Inc. (The) (a)	2,343	124,882
Hardinge, Inc.	911	15,870
Harsco Corp. *	6,801	126,839
Hillenbrand, Inc.	5,560	248,532

38 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hurco Cos., Inc.	529	22,324
Hyster-Yale Materials Handling, Inc.	907	77,240
John Bean Technologies Corp.	2,678	296,722
Kadant, Inc.	952	95,581
Kennametal, Inc.	6,851	331,657
LB Foster Co., Class A *	731	19,847
Lindsay Corp.	920	81,144
Lydall, Inc. *	1,313	66,635
Manitowoc Co., Inc. (The) *	2,727	107,280
Meritor, Inc. *	7,355	172,548
Milacron Holdings Corp. *	4,634	88,695
Miller Industries, Inc.	1,050	27,090
Mueller Industries, Inc.	4,894	173,394
Mueller Water Products, Inc., Class A	13,464	168,704
Navistar International Corp. *	4,367	187,257
NN, Inc.	2,378	65,633
Omega Flex, Inc.	248	17,710
Park-Ohio Holdings Corp.	726	33,360
Proto Labs, Inc. *	2,130	219,390
RBC Bearings, Inc. *	1,959	247,618
REV Group, Inc.	1,930	62,783
Rexnord Corp. *	9,142	237,875
Spartan Motors, Inc.	2,591	40,808
SPX Corp. *	3,739	117,367
SPX FLOW, Inc. *	3,637	172,939
Standex International Corp.	1,097	111,729
Sun Hydraulics Corp.	2,074	134,167
Tennant Co.	1,548	112,462
Titan International, Inc.	3,947	50,837
TriMas Corp. *	3,997	106,920
Twin Disc, Inc. *	749	19,901
Wabash National Corp. (a)	5,241	113,730
Watts Water Technologies, Inc., Class A	2,402	182,432
Woodward, Inc.	4,574	350,094
		6,980,188

Marine - 0.1%
Costamare, Inc.	3,142	18,129
Eagle Bulk Shipping, Inc. *	3,373	15,111
Genco Shipping & Trading Ltd. *	675	8,991
Matson, Inc.	3,737	111,512
Navios Maritime Holdings, Inc. *	7,883	9,460
Safe Bulkers, Inc. *	4,225	13,647
Scorpio Bulkers, Inc.	4,249	31,442
		208,292

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 39

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Media - 1.4%
AMC Entertainment Holdings, Inc., Class A (a)	4,845	73,159
Beasley Broadcast Group, Inc., Class A	429	5,749
Central European Media Enterprises Ltd., Class A *(a)	6,603	30,704
Clear Channel Outdoor Holdings, Inc., Class A	3,136	14,426
Daily Journal Corp. *(a)	88	20,259
Emerald Expositions Events, Inc. (a)	1,375	27,967
Entercom Communications Corp., Class A	10,833	116,996
Entravision Communications Corp., Class A	5,618	40,169
Eros International plc *(a)	2,183	21,066
EW Scripps Co., (The), Class A *	5,142	80,369
Gannett Co., Inc.	10,154	117,685
Global Eagle Entertainment, Inc. *(a)	3,417	7,825
Gray Television, Inc. *	5,620	94,135
Hemisphere Media Group, Inc. *(a)	742	8,570
IMAX Corp. *	5,088	117,787
Liberty Media Corp-Liberty Braves, Class A *	713	15,722
Liberty Media Corp-Liberty Braves, Class C *	3,012	66,927
Loral Space & Communications, Inc. *	1,011	44,535
MDC Partners, Inc., Class A *	4,777	46,576
Meredith Corp.	3,475	229,524
MSG Networks, Inc., Class A *	5,140	104,085
National CineMedia, Inc.	5,048	34,629
New Media Investment Group, Inc.	4,490	75,342
New York Times Co., (The), Class A	10,749	198,856
Nexstar Media Group, Inc., Class A	3,818	298,568
Reading International, Inc., Class A *	1,506	25,150
Saga Communications, Inc., Class A	394	15,937
Salem Media Group, Inc.	861	3,875
Scholastic Corp.	2,336	93,697
Sinclair Broadcast Group, Inc., Class A (a)	6,162	233,232
Time, Inc.	8,877	163,781
Townsquare Media, Inc., Class A *	783	6,013
tronc, Inc. *(a)	2,030	35,708
WideOpenWest, Inc. *(a)	1,802	19,047
World Wrestling Entertainment, Inc., Class A	3,359	102,718
		2,590,788

Metals & Mining - 1.2%
AK Steel Holding Corp. *(a)	27,698	156,771
Allegheny Technologies, Inc. *(a)	10,800	260,712
Ampco-Pittsburgh Corp.	667	8,271
Carpenter Technology Corp.	3,994	203,654
Century Aluminum Co. *	4,377	85,964
Cleveland-Cliffs, Inc. *	26,167	188,664
Coeur Mining, Inc. *	15,243	114,323
Commercial Metals Co.	9,924	211,580

40 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Compass Minerals International, Inc. (a)	2,976	215,016
Ferroglobe Representation & Warranty Insurance Trust *(b)	5,015	—
Gold Resource Corp.	3,896	17,142
Haynes International, Inc.	1,062	34,037
Hecla Mining Co.	34,608	137,394
Kaiser Aluminum Corp.	1,444	154,291
Klondex Mines Ltd. *(a)	15,200	39,672
Materion Corp.	1,555	75,573
Olympic Steel, Inc.	846	18,181
Ramaco Resources, Inc. *(a)	430	2,958
Ryerson Holding Corp. *	965	10,036
Schnitzer Steel Industries, Inc., Class A	2,273	76,146
SunCoke Energy, Inc. *	5,034	60,358
TimkenSteel Corp. *	3,081	46,800
Warrior Met Coal, Inc. (a)	2,840	71,426
Worthington Industries, Inc.	3,891	171,437
		2,360,406

Mortgage Real Estate Investment Trusts (REITs) - 0.8%
AG Mortgage Investment Trust, Inc.	2,395	45,529
Anworth Mortgage Asset Corp.	8,089	44,004
Apollo Commercial Real Estate Finance, Inc. (a)	9,021	166,437
Ares Commercial Real Estate Corp.	2,562	33,050
ARMOUR Residential REIT, Inc. (a)	3,552	91,357
Capstead Mortgage Corp.	8,250	71,363
Cherry Hill Mortgage Investment Corp.	1,030	18,530
CYS Investments, Inc.	13,300	106,799
Dynex Capital, Inc.	3,496	24,507
Ellington Residential Mortgage REIT	729	8,777
Granite Point Mortgage Trust, Inc. (a)	3,660	64,928
Great Ajax Corp.	1,009	13,944
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	4,061	97,708
Invesco Mortgage Capital, Inc.	9,724	173,379
KKR Real Estate Finance Trust, Inc. (a)	909	18,189
Ladder Capital Corp.	6,197	84,465
MTGE Investment Corp.	3,949	73,057
New York Mortgage Trust, Inc. (a)	9,264	57,159
Orchid Island Capital, Inc. (a)	3,691	34,253
Owens Realty Mortgage, Inc.	782	12,520
PennyMac Mortgage Investment Trust	5,886	94,588
Redwood Trust, Inc.	6,587	97,619
Resource Capital Corp. (a)	2,766	25,917
Sutherland Asset Management Corp.	1,486	22,513
TPG RE Finance Trust, Inc.	947	18,040
Western Asset Mortgage Capital Corp.	3,699	36,805
		1,535,437

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 41

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Multi-Utilities - 0.5%
Avista Corp.	5,653	291,073
Black Hills Corp. (a)	4,561	274,162
NorthWestern Corp.	4,205	251,039
Unitil Corp.	1,083	49,406
		865,680

Multiline Retail - 0.3%
Big Lots, Inc. (a)	3,663	205,677
Dillard's, Inc., Class A (a)	1,200	72,060
Fred's, Inc., Class A (a)	2,753	11,150
J.C. Penney Co., Inc. *(a)	27,238	86,072
Ollie's Bargain Outlet Holdings, Inc. *	4,180	222,585
Sears Holdings Corp. *(a)	877	3,140
		600,684

Oil, Gas & Consumable Fuels - 2.3%
Abraxas Petroleum Corp. *	12,335	30,344
Adams Resources & Energy, Inc.	189	8,222
Approach Resources, Inc. *	3,777	11,180
Arch Coal, Inc., Class A	1,630	151,851
Ardmore Shipping Corp. *	1,617	12,936
Bill Barrett Corp. *	6,450	33,088
Bonanza Creek Energy, Inc. *	1,784	49,221
California Resources Corp. *(a)	3,743	72,764
Callon Petroleum Co. *(a)	17,701	215,067
Carrizo Oil & Gas, Inc. *(a)	6,593	140,299
Clean Energy Fuels Corp. *	11,983	24,325
Cloud Peak Energy, Inc. *	6,492	28,889
Contango Oil & Gas Co. *	1,560	7,348
CVR Energy, Inc. (a)	1,233	45,917
Delek US Holdings, Inc.	6,670	233,050
Denbury Resources, Inc. *	30,377	67,133
DHT Holdings, Inc.	7,166	25,726
Dorian LPG Ltd. *	2,207	18,142
Earthstone Energy, Inc., Class A *(a)	1,654	17,582
Eclipse Resources Corp. *	4,808	11,539
Energy XXI Gulf Coast, Inc. *	2,596	14,901
EP Energy Corp., Class A *	3,016	7,118
Evolution Petroleum Corp.	1,370	9,384
Frontline Ltd. (a)	6,759	31,024
GasLog Ltd. (a)	3,212	71,467
Gastar Exploration, Inc. *(a)	15,325	16,091
Gener8 Maritime, Inc. *(a)	3,059	20,251
Golar LNG Ltd. (a)	8,182	243,905
Green Plains, Inc.	3,369	56,768
Halcon Resources Corp. *(a)	11,000	83,270

42 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hallador Energy Co.	1,408	8,575
International Seaways, Inc. *	2,583	47,682
Isramco, Inc. *	85	8,895
Jagged Peak Energy, Inc. *(a)	4,878	76,975
Jones Energy, Inc., Class A *(a)	4,821	5,303
Lilis Energy, Inc. *(a)	3,755	19,188
Matador Resources Co. *	8,438	262,675
Midstates Petroleum Co., Inc. *	983	16,298
NACCO Industries, Inc., Class A	302	11,370
Navios Maritime Acquisition Corp.	7,368	8,178
Nordic American Tankers Ltd.	8,383	20,622
Oasis Petroleum, Inc. *	23,160	194,776
Overseas Shipholding Group, Inc., Class A *	2,804	7,683
Pacific Ethanol, Inc. *	3,609	16,421
Panhandle Oil and Gas, Inc., Class A	1,238	25,441
Par Pacific Holdings, Inc. *	2,790	53,791
PDC Energy, Inc. *	5,805	299,190
Peabody Energy Corp. *	5,633	221,771
Penn Virginia Corp. *	1,253	49,005
Renewable Energy Group, Inc. *(a)	3,095	36,521
Resolute Energy Corp. *(a)	1,906	59,982
REX American Resources Corp. *	441	36,510
Ring Energy, Inc. *	4,258	59,186
Rosehill Resources, Inc. *	220	1,729
Sanchez Energy Corp. *(a)	5,640	29,948
SandRidge Energy, Inc. *	3,065	64,580
Scorpio Tankers, Inc.	18,077	55,135
SemGroup Corp., Class A	5,576	168,395
Ship Finance International Ltd.	5,153	79,871
SilverBow Resources, Inc. *	612	18,189
SRC Energy, Inc. *	20,639	176,051
Stone Energy Corp. *	1,713	55,090
Teekay Corp. (a)	4,124	38,436
Teekay Tankers Ltd., Class A	15,129	21,181
Tellurian, Inc. *(a)	4,868	47,414
Ultra Petroleum Corp. *	17,132	155,216
Uranium Energy Corp. *(a)	11,981	21,206
W&T Offshore, Inc. *	8,233	27,251
Westmoreland Coal Co. *	1,194	1,445
WildHorse Resource Development Corp. *(a)	3,872	71,284
		4,337,261

Paper & Forest Products - 0.6%
Boise Cascade Co.	3,372	134,543
Clearwater Paper Corp. *	1,465	66,511
Deltic Timber Corp.	962	88,071
KapStone Paper and Packaging Corp.	7,459	169,245

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 43

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Louisiana-Pacific Corp. *	12,379	325,073
Neenah Paper, Inc.	1,433	129,901
PH Glatfelter Co.	3,755	80,507
Schweitzer-Mauduit International, Inc.	2,615	118,616
Verso Corp., Class A *	2,960	52,007
		1,164,474

Personal Products - 0.1%
elf Beauty, Inc. *(a)	1,818	40,559
Inter Parfums, Inc.	1,484	64,480
Medifast, Inc.	838	58,501
Natural Health Trends Corp.	608	9,235
Nature's Sunshine Products, Inc.	1,018	11,758
Revlon, Inc., Class A *(a)	936	20,405
USANA Health Sciences, Inc. *	1,018	75,383
		280,321

Pharmaceuticals - 2.1%
Aclaris Therapeutics, Inc. *(a)	1,769	43,624
Aerie Pharmaceuticals, Inc. *(a)	2,805	167,599
Akcea Therapeutics, Inc. *(a)	1,275	22,134
Amphastar Pharmaceuticals, Inc. *	3,073	59,124
ANI Pharmaceuticals, Inc. *	616	39,701
Aratana Therapeutics, Inc. *(a)	3,555	18,699
Assembly Biosciences, Inc. *	1,231	55,703
Catalent, Inc. *	11,393	468,024
Clearside Biomedical, Inc. *(a)	1,815	12,705
Collegium Pharmaceutical, Inc. *	1,990	36,735
Corcept Therapeutics, Inc. *(a)	8,001	144,498
Corium International, Inc. *	1,747	16,789
Depomed, Inc. *	5,272	42,440
Dermira, Inc. *(a)	3,345	93,024
Dova Pharmaceuticals, Inc. *(a)	435	12,528
Durect Corp. *	8,677	7,998
Horizon Pharma plc *	13,933	203,422
Impax Laboratories, Inc. *	6,324	105,295
Innoviva, Inc. *	6,571	93,242
Intersect ENT, Inc. *	2,280	73,872
Intra-Cellular Therapies, Inc. *	3,672	53,171
Kala Pharmaceuticals, Inc. *(a)	695	12,851
Lannett Co., Inc. *(a)	2,393	55,518
Medicines Co. (The) *(a)	6,058	165,626
Melinta Therapeutics, Inc. *	771	12,182
MyoKardia, Inc. *(a)	1,516	63,824
Nektar Therapeutics *	12,690	757,847
Neos Therapeutics, Inc. *(a)	2,051	20,920
Ocular Therapeutix, Inc. *(a)	1,979	8,807

44 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Omeros Corp. *(a)	3,655	71,017
Optinose, Inc. *(a)	460	8,694
Pacira Pharmaceuticals, Inc. *	3,449	157,447
Paratek Pharmaceuticals, Inc. *(a)	2,069	37,035
Phibro Animal Health Corp., Class A	1,619	54,236
Prestige Brands Holdings, Inc. *	4,596	204,108
Reata Pharmaceuticals, Inc., Class A *(a)	747	21,155
Revance Therapeutics, Inc. *(a)	1,969	70,392
Sienna Biopharmaceuticals, Inc. *(a)	425	7,714
Sucampo Pharmaceuticals, Inc., Class A *(a)	1,939	34,805
Supernus Pharmaceuticals, Inc. *	4,051	161,432
Teligent, Inc. *	3,610	13,104
Tetraphase Pharmaceuticals, Inc. *	4,338	27,329
TherapeuticsMD, Inc. *(a)	12,961	78,284
Theravance Biopharma, Inc. *(a)	3,666	102,245
WaVe Life Sciences Ltd. *(a)	1,043	36,609
Zogenix, Inc. *	2,920	116,946
Zynerba Pharmaceuticals, Inc. *(a)	1,001	12,533
		4,082,987

Professional Services - 1.2%
Acacia Research Corp. *	4,242	17,180
Barrett Business Services, Inc.	606	39,081
BG Staffing, Inc.	608	9,692
CBIZ, Inc. *	4,490	69,370
Cogint, Inc. *(a)	1,183	5,205
CRA International, Inc.	707	31,780
Exponent, Inc.	2,209	157,060
Forrester Research, Inc.	776	34,299
Franklin Covey Co. *	1,007	20,895
FTI Consulting, Inc. *	3,375	144,990
GP Strategies Corp. *	1,007	23,362
Heidrick & Struggles International, Inc.	1,525	37,439
Hill International, Inc. *	2,159	11,767
Huron Consulting Group, Inc. *	1,867	75,520
ICF International, Inc. *	1,507	79,117
Insperity, Inc.	3,216	184,438
Kelly Services, Inc., Class A	2,680	73,084
Kforce, Inc.	1,903	48,051
Korn/Ferry International	4,495	186,003
Mistras Group, Inc. *	1,338	31,403
Navigant Consulting, Inc. *	4,140	80,357
On Assignment, Inc. *	4,393	282,338
Resources Connection, Inc.	2,400	37,080
RPX Corp.	4,188	56,287
TriNet Group, Inc. *	3,638	161,309

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
TrueBlue, Inc. *	3,417	93,967
WageWorks, Inc. *	3,400	210,800
Willdan Group, Inc. *	662	15,848
		2,217,722

Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions S.A. *(a)	900	25,200
Consolidated-Tomoka Land Co.	377	23,939
Forestar Group, Inc. *(a)	995	21,890
FRP Holdings, Inc. *	453	20,045
Griffin Industrial Realty, Inc.	55	2,019
HFF, Inc., Class A	3,226	156,913
Kennedy-Wilson Holdings, Inc.	10,325	179,139
Marcus & Millichap, Inc. *	1,407	45,882
Maui Land & Pineapple Co., Inc. *	589	10,190
RE/MAX Holdings, Inc., Class A	1,564	75,854
Redfin Corp. *(a)	912	28,564
RMR Group, Inc. (The), Class A	543	32,200
St. Joe Co. (The) *(a)	4,238	76,496
Stratus Properties, Inc.	485	14,404
Tejon Ranch Co. *	1,572	32,635
Transcontinental Realty Investors, Inc. *	147	4,604
Trinity Place Holdings, Inc. *	1,859	12,920
		762,894

Road & Rail - 0.8%
ArcBest Corp.	2,213	79,115
Avis Budget Group, Inc. *(a)	6,303	276,576
Covenant Transportation Group, Inc., Class A *	905	26,001
Daseke, Inc. *(a)	1,798	25,693
Heartland Express, Inc. (a)	3,887	90,723
Hertz Global Holdings, Inc. *(a)	4,804	106,168
Knight-Swift Transportation Holdings, Inc. (a)	10,679	466,886
Marten Transport Ltd.	3,366	68,330
Roadrunner Transportation Systems, Inc. *	2,171	16,738
Saia, Inc. *	2,126	150,414
Schneider National, Inc., Class B (a)	3,615	103,244
Universal Truckload Services, Inc.	475	11,281
Werner Enterprises, Inc.	4,187	161,828
YRC Worldwide, Inc. *	2,802	40,293
		1,623,290

Semiconductors & Semiconductor Equipment - 2.9%
Advanced Energy Industries, Inc. *	3,412	230,242
Alpha & Omega Semiconductor Ltd. *	1,700	27,812
Ambarella, Inc. *	2,765	162,444
Amkor Technology, Inc. *	8,647	86,902

46 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Aquantia Corp. *(a)	580	6,571
Axcelis Technologies, Inc. *	2,416	69,339
AXT, Inc. *	3,267	28,423
Brooks Automation, Inc.	6,038	144,006
Cabot Microelectronics Corp.	2,186	205,659
CEVA, Inc. *	1,882	86,854
Cirrus Logic, Inc. *	5,499	285,178
Cohu, Inc.	2,352	51,626
Cree, Inc. *	8,577	318,550
CyberOptics Corp. *(a)	603	9,045
Diodes, Inc. *	3,290	94,324
DSP Group, Inc. *	1,705	21,313
Entegris, Inc.	12,216	371,977
FormFactor, Inc. *	5,937	92,914
GSI Technology, Inc. *	1,252	9,966
Ichor Holdings Ltd. *(a)	1,537	37,810
Impinj, Inc. *(a)	1,581	35,620
Inphi Corp. *(a)	3,689	135,017
Integrated Device Technology, Inc. *	11,642	346,117
IXYS Corp. *	2,094	50,151
Kopin Corp. *(a)	6,180	19,776
Lattice Semiconductor Corp. *	10,361	59,887
MACOM Technology Solutions Holdings, Inc. *(a)	3,561	115,875
MaxLinear, Inc., Class A *	5,283	139,577
MKS Instruments, Inc.	4,633	437,819
Monolithic Power Systems, Inc.	3,398	381,799
Nanometrics, Inc. *	2,115	52,706
NeoPhotonics Corp. *(a)	2,662	17,516
NVE Corp.	408	35,088
PDF Solutions, Inc. *(a)	2,083	32,703
Photronics, Inc. *	5,437	46,350
Pixelworks, Inc. *	2,503	15,844
Power Integrations, Inc.	2,519	185,272
Rambus, Inc. *	9,734	138,417
Rudolph Technologies, Inc. *	2,742	65,534
Semtech Corp. *	5,583	190,939
Sigma Designs, Inc. *	2,732	18,987
Silicon Laboratories, Inc. *	3,590	316,997
SMART Global Holdings, Inc. *	516	17,389
SunPower Corp. *(a)	5,246	44,224
Synaptics, Inc. *(a)	2,966	118,462
Ultra Clean Holdings, Inc. *	2,708	62,528
Veeco Instruments, Inc. *	4,143	61,524
Xcerra Corp. *	4,282	41,921
Xperi Corp.	4,254	103,798
		5,628,792

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 47

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Software - 3.3%
8x8, Inc. *	7,620	107,442
A10 Networks, Inc. *	3,806	29,382
ACI Worldwide, Inc. *	9,965	225,907
Agilysys, Inc. *	1,316	16,160
American Software, Inc., Class A	1,795	20,876
Aspen Technology, Inc. *	6,163	407,991
Barracuda Networks, Inc. *	2,209	60,747
Blackbaud, Inc.	4,058	383,440
Blackline, Inc. *(a)	1,264	41,459
Bottomline Technologies de, Inc. *	3,347	116,074
BroadSoft, Inc. *	2,540	139,446
Callidus Software, Inc. *	5,661	162,188
Commvault Systems, Inc. *	3,343	175,507
Digimarc Corp. *(a)	751	27,149
Ebix, Inc. (a)	2,069	163,968
Ellie Mae, Inc. *(a)	2,972	265,697
Everbridge, Inc. *	1,488	44,223
Fair Isaac Corp.	2,514	385,145
ForeScout Technologies, Inc. *(a)	450	14,350
Glu Mobile, Inc. *	9,287	33,805
HubSpot, Inc. *	2,955	261,222
Imperva, Inc. *	2,940	116,718
Majesco *(a)	457	2,454
MicroStrategy, Inc., Class A *	820	107,666
Mitek Systems, Inc. *	2,294	20,531
MobileIron, Inc. *	4,813	18,771
Model N, Inc. *	1,727	27,200
Monotype Imaging Holdings, Inc.	3,293	79,361
Park City Group, Inc. *	855	8,165
Paycom Software, Inc. *(a)	4,203	337,627
Paylocity Holding Corp. *	2,282	107,619
Pegasystems, Inc.	3,115	146,872
Progress Software Corp.	4,096	174,367
Proofpoint, Inc. *	3,771	334,903
PROS Holdings, Inc. *(a)	2,306	60,994
QAD, Inc., Class A	789	30,653
Qualys, Inc. *	2,757	163,628
Rapid7, Inc. *	1,550	28,923
RealNetworks, Inc. *	1,733	5,927
RealPage, Inc. *	5,153	228,278
RingCentral, Inc., Class A *	5,480	265,232
Rosetta Stone, Inc. *	1,504	18,755
Rubicon Project, Inc. (The) *	2,901	5,425
SecureWorks Corp., Class A *	472	4,187
Silver Spring Networks, Inc. *	3,137	50,945
Synchronoss Technologies, Inc. *	3,566	31,880

48 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Telenav, Inc. *	2,354	12,947
TiVo Corp.	10,113	157,763
Upland Software, Inc. *	638	13,819
Varonis Systems, Inc. *	1,680	81,564
VASCO Data Security International, Inc. *	2,265	31,483
Verint Systems, Inc. *	5,365	224,525
VirnetX Holding Corp. *(a)	3,778	13,979
Workiva, Inc. *	2,180	46,652
Zendesk, Inc. *	8,533	288,757
Zix Corp. *	5,001	21,904
		6,352,652

Specialty Retail - 2.1%
Aaron's, Inc.	5,453	217,302
Abercrombie & Fitch Co., Class A	5,881	102,506
America's Car-Mart, Inc. *	726	32,416
American Eagle Outfitters, Inc.	13,850	260,380
Asbury Automotive Group, Inc. *	1,586	101,504
Ascena Retail Group, Inc. *	14,943	35,116
At Home Group, Inc. *	671	20,392
Barnes & Noble Education, Inc. *	3,122	25,725
Barnes & Noble, Inc.	4,926	33,004
Big 5 Sporting Goods Corp. (a)	1,497	11,377
Boot Barn Holdings, Inc. *(a)	922	15,314
Buckle, Inc. (The) (a)	2,185	51,894
Build-A-Bear Workshop, Inc. *	1,105	10,166
Caleres, Inc.	3,700	123,876
Camping World Holdings, Inc., Class A	2,590	115,851
Carvana Co. *	1,330	25,430
Cato Corp., (The), Class A	2,030	32,318
Chico's FAS, Inc.	11,271	99,410
Children's Place, Inc. (The)	1,468	213,374
Citi Trends, Inc.	1,298	34,345
Conn's, Inc. *(a)	1,614	57,378
Container Store Group, Inc. (The) *	1,542	7,309
DSW, Inc., Class A (a)	5,812	124,435
Express, Inc. *	6,091	61,824
Finish Line, Inc., (The), Class A	3,610	52,453
Five Below, Inc. *	4,627	306,863
Francesca's Holdings Corp. *	3,266	23,874
Genesco, Inc. *	1,619	52,618
GNC Holdings, Inc., Class A (a)	5,928	21,874
Group 1 Automotive, Inc.	1,795	127,391
Guess?, Inc.	4,778	80,653
Haverty Furniture Cos., Inc.	1,689	38,256
Hibbett Sports, Inc. *(a)	1,921	39,188
J. Jill, Inc. *	1,035	8,073

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 49

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kirkland's, Inc. *	1,302	15,578
Lithia Motors, Inc., Class A	2,051	232,973
Lumber Liquidators Holdings, Inc. *(a)	2,470	77,533
MarineMax, Inc. *	2,047	38,688
Monro, Inc. (a)	2,712	154,448
National Vision Holdings, Inc. *(a)	1,550	62,946
Office Depot, Inc.	43,596	154,330
Party City Holdco, Inc. *(a)	1,941	27,077
Pier 1 Imports, Inc.	6,957	28,802
Rent-A-Center, Inc. (a)	4,092	45,421
RH *	1,710	147,419
Shoe Carnival, Inc.	1,156	30,923
Sleep Number Corp. *	3,351	125,964
Sonic Automotive, Inc., Class A	2,180	40,221
Sportsman's Warehouse Holdings, Inc. *(a)	2,022	13,365
Tailored Brands, Inc. (a)	4,129	90,136
Tile Shop Holdings, Inc.	2,986	28,666
Tilly's, Inc., Class A	827	12,207
Vitamin Shoppe, Inc. *(a)	1,983	8,725
Winmark Corp.	223	28,856
Zumiez, Inc. *	1,698	35,361
		3,963,528

Technology Hardware, Storage & Peripherals - 0.4%
3D Systems Corp. *(a)	9,267	80,067
Avid Technology, Inc. *	2,494	13,443
CPI Card Group, Inc. (a)	278	1,020
Cray, Inc. *	3,150	76,230
Diebold Nixdorf, Inc.	6,637	108,515
Eastman Kodak Co. *(a)	1,582	4,904
Electronics For Imaging, Inc. *	4,061	119,921
Immersion Corp. *(a)	2,323	16,400
Intevac, Inc. *	1,706	11,686
Pure Storage, Inc., Class A *(a)	8,171	129,592
Quantum Corp. *	2,457	13,833
Stratasys Ltd. *(a)	4,388	87,585
Super Micro Computer, Inc. *	3,338	69,848
USA Technologies, Inc. *	2,793	27,232
		760,276

Textiles, Apparel & Luxury Goods - 0.8%
Columbia Sportswear Co.	2,563	184,228
Crocs, Inc. *	5,941	75,094
Culp, Inc.	785	26,298
Deckers Outdoor Corp. *	2,802	224,860
Delta Apparel, Inc. *	555	11,211
Fossil Group, Inc. *(a)	3,623	28,151

50 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
G-III Apparel Group Ltd. *	3,714	137,009
Iconix Brand Group, Inc. *(a)	3,684	4,752
Movado Group, Inc.	1,238	39,864
Oxford Industries, Inc.	1,446	108,725
Perry Ellis International, Inc. *	933	23,362
Sequential Brands Group, Inc. *	2,800	4,984
Steven Madden Ltd. *	5,084	237,423
Superior Uniform Group, Inc.	573	15,305
Unifi, Inc. *	1,199	43,008
Vera Bradley, Inc. *	1,814	22,095
Wolverine World Wide, Inc.	8,070	257,272
		1,443,641

Thrifts & Mortgage Finance - 2.1%
Bank Mutual Corp.	3,599	38,329
BankFinancial Corp.	1,183	18,147
Bear State Financial, Inc.	1,029	10,527
Beneficial Bancorp, Inc.	5,863	96,446
BofI Holding, Inc. *(a)	5,179	154,852
BSB Bancorp, Inc. *	625	18,281
Capitol Federal Financial, Inc.	11,014	147,698
Charter Financial Corp.	1,280	22,451
Clifton Bancorp, Inc.	1,706	29,173
Dime Community Bancshares, Inc.	2,402	50,322
Entegra Financial Corp. *	555	16,234
ESSA Bancorp, Inc.	636	9,966
Essent Group Ltd. *	6,781	294,431
Federal Agricultural Mortgage Corp., Class C	669	52,343
First Defiance Financial Corp.	799	41,524
Flagstar Bancorp, Inc. *	1,712	64,063
Greene County Bancorp, Inc. (a)	235	7,661
Hingham Institution for Savings	102	21,114
Home Bancorp, Inc. (a)	448	19,363
HomeStreet, Inc. *	2,092	60,563
Impac Mortgage Holdings, Inc. *(a)	665	6,756
Kearny Financial Corp.	7,369	106,482
LendingTree, Inc. *	549	186,907
Malvern Bancorp, Inc. *	564	14,777
Merchants Bancorp	600	11,808
Meridian Bancorp, Inc.	3,759	77,435
Meta Financial Group, Inc.	787	72,916
MGIC Investment Corp. *	31,512	444,634
Nationstar Mortgage Holdings, Inc. *	2,532	46,842
NMI Holdings, Inc., Class A *	4,529	76,993
Northfield Bancorp, Inc.	3,620	61,830
Northwest Bancshares, Inc.	8,299	138,842
OceanFirst Financial Corp.	2,767	72,634

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 51

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Oconee Federal Financial Corp.	109	3,128
Ocwen Financial Corp. *(a)	8,291	25,951
Oritani Financial Corp.	3,473	56,957
PCSB Financial Corp. *	1,589	30,270
PennyMac Financial Services, Inc., Class A *	1,102	24,630
PHH Corp. *	2,773	28,562
Provident Bancorp, Inc. *	344	9,099
Provident Financial Holdings, Inc.	514	9,458
Provident Financial Services, Inc.	5,275	142,267
Prudential Bancorp, Inc.	713	12,549
Radian Group, Inc.	18,474	380,749
Riverview Bancorp, Inc.	1,689	14,644
SI Financial Group, Inc.	867	12,745
Southern Missouri Bancorp, Inc.	455	17,103
Territorial Bancorp, Inc.	665	20,529
Timberland Bancorp, Inc.	546	14,496
TrustCo Bank Corp.	7,825	71,990
United Community Financial Corp.	3,416	31,188
United Financial Bancorp, Inc.	4,442	78,357
Walker & Dunlop, Inc. *	2,377	112,907
Washington Federal, Inc.	7,539	258,211
Waterstone Financial, Inc.	2,330	39,726
Western New England Bancorp, Inc.	2,115	23,054
WSFS Financial Corp.	2,653	126,946
		4,037,860

Tobacco - 0.2%
Turning Point Brands, Inc.	464	9,804
Universal Corp.	2,076	108,990
Vector Group Ltd. (a)	8,409	188,194
		306,988

Trading Companies & Distributors - 1.3%
Aircastle Ltd.	4,177	97,700
Applied Industrial Technologies, Inc.	3,363	229,020
Beacon Roofing Supply, Inc. *	5,665	361,200
BMC Stock Holdings, Inc. *	5,748	145,424
CAI International, Inc. *	1,481	41,942
DXP Enterprises, Inc. *	1,272	37,613
EnviroStar, Inc. (a)	308	12,320
Foundation Building Materials, Inc. *	1,140	16,861
GATX Corp.	3,383	210,287
GMS, Inc. *	2,341	88,115
H&E Equipment Services, Inc.	2,694	109,511
Herc Holdings, Inc. *	2,127	133,172
Huttig Building Products, Inc. *(a)	2,091	13,905
Kaman Corp.	2,318	136,391

52 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Lawson Products, Inc. *	447	11,063
MRC Global, Inc. *	8,098	137,018
Nexeo Solutions, Inc. *	2,306	20,985
NOW, Inc. *(a)	9,243	101,950
Rush Enterprises, Inc., Class A *	2,612	132,716
Rush Enterprises, Inc., Class B *	513	24,732
SiteOne Landscape Supply, Inc. *	2,937	225,268
Textainer Group Holdings Ltd. *	2,237	48,096
Titan Machinery, Inc. *	1,521	32,200
Triton International Ltd.	4,084	152,946
Veritiv Corp. *	1,008	29,131
Willis Lease Finance Corp. *	332	8,290
		2,557,856

Water Utilities - 0.4%
American States Water Co.	3,156	182,764
AquaVenture Holdings Ltd. *(a)	599	9,296
Artesian Resources Corp., Class A	490	18,894
Cadiz, Inc. *	1,834	26,134
California Water Service Group	4,151	188,248
Connecticut Water Service, Inc.	883	50,693
Consolidated Water Co. Ltd.	1,137	14,326
Evoqua Water Technologies Corp. *	2,700	64,017
Global Water Resources, Inc. (a)	641	5,987
Middlesex Water Co.	1,246	49,728
Pure Cycle Corp. *	1,502	12,542
SJW Group	1,344	85,788
York Water Co. (The)	992	33,629
		742,046

Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. *	3,250	73,125
Shenandoah Telecommunications Co.	4,079	137,870
Spok Holdings, Inc.	1,597	24,993
		235,988

Total Common Stocks (Cost $128,307,754)		179,142,268

EXCHANGE-TRADED FUNDS - 2.9%
iShares Russell 2000 ETF	36,500	5,564,790

Total Exchange-Traded Funds (Cost $4,267,341)		5,564,790

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 53

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.5%
U.S. Treasury Bills, 1.08%, 3/1/18 ^	1,000,000	997,950

Total U.S. Treasury Obligations (Cost $998,230)		997,950

TIME DEPOSIT - 2.7%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	5,219,768	5,219,768

Total Time Deposit (Cost $5,219,768)		5,219,768

	SHARES	VALUE ($)
RIGHTS - 0.0% (c)
Biotechnology - 0.0% (c)
Chelsea Therapeutics International Ltd. CVR *(b)(d)	5,785	—
Dyax Corp. CVR, Exp. 12/31/19 *(b)(d)	11,242	12,479
Tobira Therapeutics, Inc. CVR *(b)(d)	690	9,480
		21,959

Pharmaceuticals - 0.0% (c)
Forest Laboratories, Inc. CVR *(b)(d)	1,024	—
Omthera Pharmaceutical, Inc. CVR *(b)(d)	508	305
		305

Total Rights (Cost $12,520)		22,264

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 9.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	18,498,687	18,498,687

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $18,498,687)		18,498,687

TOTAL INVESTMENTS (Cost $157,304,300) - 109.5%		209,445,727
Other assets and liabilities, net - (9.5%)		(18,252,252)
NET ASSETS - 100.0%		191,193,475

54 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $28,370,561.
(b) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(c) Amount is less than 0.05%.
(d) Restricted security. Total market value of the restricted securities amounts to $22,264, which represents less than 0.05% of the net assets of the Portfolio as of December 31, 2017.

Abbreviations:
CVR:	Contingent Value Rights

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini Russell 2000 Index	80	3/18	$6,146,000	$55,125

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Chelsea Therapeutics International Ltd. CVR	6/24/14	—
Dyax Corp. CVR, Exp. 12/31/19	1/25/16	12,479
Forest Laboratories, Inc. CVR	4/14/11	—
Omthera Pharmaceutical, Inc. CVR	7/19/13	—
Tobira Therapeutics, Inc. CVR	11/2/16	41
See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 55

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $157,304,300) - including $28,370,561 of securities on loan	$209,445,727
Cash	363
Receivable for investments sold	114,252
Receivable for capital shares sold	122,497
Dividends and interest receivable	253,788
Securities lending income receivable	31,044
Receivable from affiliate	128,487
Directors' deferred compensation plan	26,070
Other assets	2,087
Total assets	210,124,315

LIABILITIES
Payable for variation margin on open futures contracts	52,400
Payable for capital shares redeemed	107,612
Deposits for securities loaned	18,498,687
Payable to affiliates:
Investment advisory fee	40,586
Administrative fee	16,235
Distribution and service fees	5,492
Sub-transfer agency fee	601
Directors' deferred compensation plan	26,070
Accrued expenses	183,157
Total liabilities	18,930,840
NET ASSETS	$191,193,475

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(20,000,000 shares of $0.10 par value authorized)	$127,435,646
Accumulated undistributed net investment income	1,964,830
Accumulated undistributed net realized gain	9,596,447
Net unrealized appreciation	52,196,552
Total	$191,193,475

NET ASSET VALUE PER SHARE
Class I (based on net assets of $158,646,207 and 1,870,404 shares outstanding)	$84.82
Class F (based on net assets of $32,547,268 and 382,589 shares outstanding)	$85.07
See notes to financial statements.

56 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $618)	$2,520,172
Interest income	22,895
Securities lending income, net	239,912
Total investment income	2,782,979

EXPENSES
Investment advisory fee	453,644
Administrative fee	217,749
Distribution and service fees:
Class F	58,226
Directors' fees and expenses	8,600
Custodian fees	97,022
Transfer agency fees and expenses:
Class I	68,864
Class F	15,020
Accounting fees	49,943
Professional fees	40,572
Reports to shareholders	96,169
Licensing fees	112,540
Miscellaneous	24,859
Total expenses	1,243,208
Waiver and/or reimbursement of expenses by affiliate	(475,176)
Reimbursement of expenses-other	(4,211)
Net expenses	763,821
Net investment income	2,019,158

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	7,998,535
Futures contracts	833,877
Foreign currency transactions	142
8,832,554

Net change in unrealized appreciation (depreciation) on:
Investment securities	13,380,311
Futures contracts	294,910
13,675,221

Net realized and unrealized gain	22,507,775

Net increase in net assets resulting from operations	$24,526,933
See notes to financial statements.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$2,019,158	$1,770,173
Net realized gain	8,832,554	6,812,499
Net change in unrealized appreciation (depreciation)	13,675,221	21,064,808
Net increase in net assets resulting from operations	24,526,933	29,647,480

Distributions to shareholders from:
Net investment income:
Class I shares	(1,158,774)	(739,188)
Class F shares	(231,503)	(87,253)
Net realized gain:
Class I shares	(5,485,737)	(11,545,346)
Class F shares	(1,095,953)	(1,908,701)
Total distributions to shareholders	(7,971,967)	(14,280,488)

Capital share transactions:
Class I shares	(5,056,681)	16,654,022
Class F shares	4,997,387	5,564,174
Net increase (decrease) in net assets from capital share transactions	(59,294)	22,218,196

TOTAL INCREASE IN NET ASSETS	16,495,672	37,585,188

NET ASSETS
Beginning of year	174,697,803	137,112,615
End of year (including accumulated undistributed net investment income of $1,964,830 and $1,497,647, respectively)	$191,193,475	$174,697,803
See notes to financial statements.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS I SHARES	2017 (a)	2016 (a)		2015 (a)	2014	2013
Net asset value, beginning	$77.43	$69.72		$75.83	$82.34	$62.39
Income from investment operations:
Net investment income	0.93	0.90		0.55	0.50	0.56
Net realized and unrealized gain (loss)	10.12	13.70		(4.44)	2.99	22.96
Total from investment operations	11.05	14.60		(3.89)	3.49	23.52
Distributions from:
Net investment income	(0.64)	(0.41)		(0.12)	(0.48)	(0.58)
Net realized gain	(3.02)	(6.48)		(2.10)	(9.52)	(2.99)
Total distributions	(3.66)	(6.89)		(2.22)	(10.00)	(3.57)
Total increase (decrease) in net asset value	7.39	7.71		(6.11)	(6.51)	19.95
Net asset value, ending	$84.82	$77.43		$69.72	$75.83	$82.34
Total return (b)	14.37%	20.92%		(5.19%)	4.15%	37.89%
Ratios to average net assets: (c)
Total expenses	0.65%	0.75%		0.79%	0.75%	0.69%
Net expenses	0.38%	0.53%		0.74%	0.74%	0.69%
Net investment income	1.15%	1.25%		0.72%	0.63%	0.75%
Portfolio turnover	15%	17%	(d)	14%	21%	11%
Net assets, ending (in thousands)	$158,646	$149,739		$119,674	$150,532	$141,111

(a) Net investment income per share was computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) During the year ended December 31, 2016, the Portfolio incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Portfolio on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

See notes to financial statements.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS F SHARES	2017 (a)	2016 (a)		2015 (a)	2014	2013
Net asset value, beginning	$77.84	$70.13		$76.31	$82.79	$62.68
Income from investment operations:
Net investment income	0.74	0.73		0.40	0.31	0.36
Net realized and unrealized gain (loss)	10.15	13.76		(4.48)	3.01	23.11
Total from investment operations	10.89	14.49		(4.08)	3.32	23.47
Distributions from:
Net investment income	(0.64)	(0.30)		—	(0.28)	(0.37)
Net realized gain	(3.02)	(6.48)		(2.10)	(9.52)	(2.99)
Total distributions	(3.66)	(6.78)		(2.10)	(9.80)	(3.36)
Total increase (decrease) in net asset value	7.23	7.71		(6.18)	(6.48)	20.11
Net asset value, ending	$85.07	$77.84		$70.13	$76.31	$82.79
Total return (b)	14.08%	20.63%		(5.40%)	3.93%	37.62%
Ratios to average net assets: (c)
Total expenses	0.86%	0.96%		1.01%	0.98%	0.90%
Net expenses	0.63%	0.78%		0.95%	0.95%	0.90%
Net investment income	0.91%	1.00%		0.52%	0.43%	0.55%
Portfolio turnover	15%	17%	(d)	14%	21%	11%
Net assets, ending (in thousands)	$32,547	$24,959		$17,439	$17,153	$15,007

(a) Net investment income per share was computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) During the year ended December 31, 2016, the Portfolio incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Portfolio on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP Russell 2000 Small Cap Index Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased

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with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1		Level 2	Level 3*	Total
Common Stocks	$179,142,268	**	$—	$—	$179,142,268
Exchange-Traded Funds	5,564,790		—	—	5,564,790
U.S. Treasury Obligations	—		997,950	—	997,950
Time Deposit	—		5,219,768	—	5,219,768
Rights	—		—	22,264	22,264
Short Term Investment of Cash Collateral for Securities Loaned	18,498,687		—	—	18,498,687
Total	$203,205,745		$6,217,718	$22,264	$209,445,727

Derivative Instruments - Assets
Futures Contracts***	$55,125		$—	$—	$55,125

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the

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Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Portfolio. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.
F. Restricted Securities: The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
J. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee,

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payable monthly, at the annual rate of 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $453,644.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.38% for Class I and 0.63% for Class F of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $438,885.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets attributable to Class I and Class F and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018 for each class. For the year ended December 31, 2017, CRM was paid administrative fees of $217,749, of which $36,291 were waived.
The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $58,226 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $13,070 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $4,211, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $62,215 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,323,582 and $26,269,665, respectively.

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NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$1,918,536	$1,062,294
Long-term capital gains	$6,053,431	$13,218,194
During the year ended December 31, 2017, accumulated undistributed net realized gain was increased by $161,698 and accumulated undistributed net investment income was decreased by $161,698 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,544,039
Undistributed long-term capital gains	$7,689,847
Net unrealized appreciation (depreciation)	$52,523,943
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts, distributions from REITs, investments in PFICs and return of capital distributions from securities.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$156,921,784
Gross unrealized appreciation	$66,777,903
Gross unrealized depreciation	(14,253,960)
Net unrealized appreciation (depreciation)	$52,523,943
NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, the Portfolio used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation (depreciation)	$55,125	*	$—	*

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$833,877	$294,910

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The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2017 was approximately $9,934,000.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $28,370,561 and the total value of collateral received was $29,449,017, including cash collateral of $18,498,687 and non-cash U.S. Government securities collateral of $10,950,330.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$29,449,017	$—	$—	$—	$29,449,017
Total					$29,449,017
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1) at December 31, 2017.
NOTE 8 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.
NOTE 9 — REORGANIZATION
The Board approved the reorganization of Calvert VP Natural Resources Portfolio (Natural Resources) into Calvert VP Russell 2000 Small Cap Index Portfolio (Russell 2000 Small Cap Index). Shareholders of Natural Resources approved the reorganization at a meeting held on September 9, 2016 and the reorganization took place at the close of business on September 23, 2016. The purpose of the transaction was to combine a small fund with a substantially larger fund, both managed by CIM.

66 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

The acquisition was accomplished by a taxable exchange of the following shares:

ACQUIRED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Natural Resources	280,355	Russell 2000 Small Cap Index, Class I	127,586	$9,908,332
For financial reporting purposes, assets received and shares issued by Russell 2000 Small Cap Index were recorded at fair value; Natural Resources invested in ETFs and ETNs that are not typically held by Russell 2000 Small Cap Index. Accordingly, Natural Resources’ Reorganization resulted in the liquidation of approximately 100 percent of the portfolio securities of Natural Resources. These sale proceeds were then reinvested in portfolio securities included in the Russell 2000 Index.
The net assets immediately before the acquisition were as follows:

ACQUIRED PORTFOLIO	NET ASSETS	ACQUIRING PORTFOLIO	NET ASSETS
Natural Resources	$9,908,332	Russell 2000 Small Cap Index	$155,883,778
Assuming the acquisition had been completed on January 1, 2016, Russell 2000 Small Cap Index’s results of operations for the year ended December 31, 2016 would have been as follows:

Net investment income	$1,865,543	(a)
Net realized and change in unrealized gain (loss) on investments	$35,076,083	(b)
Net increase (decrease) in assets from operations	$36,941,626
(a) $1,770,173 as reported, plus $95,370 from pre-merger Natural Resources.
(b) $27,877,307 as reported, plus $7,197,713 from pre-merger Natural Resources.
Because Russell 2000 Small Cap Index and Natural Resources sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of Natural Resources since September 23, 2016 through the period ended December 31, 2016.
NOTE 10 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	148,851	$11,984,172	238,386	$17,370,069
Shares issued from merger (See Note 9):	—	—	127,586	9,908,332
Reinvestment of distributions	80,132	6,644,511	158,245	12,284,534
Shares redeemed	(292,461)	(23,685,364)	(306,919)	(22,908,913)
Net increase (decrease)	(63,478)	($5,056,681)	217,298	$16,654,022

Class F
Shares sold	114,300	$9,213,913	105,761	$7,779,850
Reinvestment of distributions	15,953	1,327,456	25,573	1,995,954
Shares redeemed	(68,302)	(5,543,982)	(59,346)	(4,211,630)
Net increase	61,951	$4,997,387	71,988	$5,564,174
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP owned 61.0% of the value of the outstanding shares of the Portfolio and separate accounts of another insurance company owned 12.7% of the value of the outstanding shares of the Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

68 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $13,743,281 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

72 www.calvert.com CALVERT VP RUSSELL 2000® SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP RUSSELL 2000 SMALL CAP INDEX
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Adviser Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24225 12.31.17

Calvert VP EAFE International Index Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP EAFE International Index Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Federal Tax Information
42	Management and Organization
44	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

Global stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill raised doubts about prospects for the administration’s economic policy agenda. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and Hurricane Harvey’s devastation in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push U.S. stock prices higher.

Aided by worldwide economic growth, global stock markets followed their U.S. counterparts sharply higher over the 12-month period. Europe’s stock market benefited from growing economies and rising corporate profits across much of the region. Major equity indexes in the Asia-Pacific region also gained during the period, despite the North Korea tensions. China’s stock market advance was powered by an accelerating housing market, rising retail sales and strong foreign trade. In turn, the country’s economic growth helped boost other emerging markets, whose stocks generally outperformed developed markets for the 12-month period ended December 31, 2017.

For the 12-month period ended December 31, 2017, the MSCI World Index,[2] a proxy for global equities, advanced 22.40%, notching multiple all-time highs along the way. The MSCI EAFE Index, which is comprised of developed-market international equities, gained 25.03% while the MSCI Emerging Markets Index returned 37.28%. In the U.S., the blue-chip Dow Jones Industrial Average returned 28.11%, while the broader U.S. equity market as represented by the S&P 500 Index gained 21.83%.

Investment Strategy

The Calvert VP EAFE International Index Portfolio (the Portfolio) seeks to substantially replicate the performance of the MSCI EAFE Index (the Index). This is accomplished by investing in all, or virtually all, of the larger-capitalization stocks in the Index in approximately the same proportion as the Index. With respect to smaller-capitalization stocks in the Index, the Portfolio seeks to invest in a representative sampling of stocks that match the industry and risk characteristics of those held in the Index. The Index is a widely accepted benchmark of international stock performance that is designed to represent the performance of large- and mid-cap securities in 21 developed markets, including countries in Europe, Australasia and the Far East, but excluding the United States and Canada.
Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio returned 24.76% for Class I shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 25.03% for the period.

The Portfolio’s underperformance versus the Index was largely attributable to fees and operating expenses, which the Index does not incur. The Portfolio continued to meet its objective by closely tracking the Index.

All 21 countries in the Index had positive returns on a U.S.-dollar basis for the 12-month period, aided by appreciation of the euro, yen and pound sterling against the U.S. dollar. The rally was also widespread across all economic sectors, led by information technology, which had a 39% return for the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Thomas Seto of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	11/12/2002	11/12/2002	24.76%	6.85%	1.10%
Class F at NAV	12/17/2007	11/12/2002	24.44	6.61	0.87

MSCI EAFE Index	—	—	25.03%	7.89%	1.94%

% Total Annual Operating Expense Ratios[4]				Class I	Class F
Gross				0.75%	1.03%
Net				0.50	0.75

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2007	$10,905	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Financials	21.2%	Nestle SA	1.9%
Industrials	14.5%	HSBC Holdings plc	1.4%
Consumer Discretionary	12.3%	Novartis AG	1.3%
Consumer Staples	11.2%	Roche Holding AG PC	1.2%
Health Care	10.1%	Toyota Motor Corp.	1.1%
Materials	8.1%	Royal Dutch Shell plc, Class A	1.0%
Information Technology	6.4%	British American Tobacco plc	1.0%
Energy	5.3%	BP plc	0.9%
Telecommunication Services	3.8%	Royal Dutch Shell plc, Class B	0.9%
Real Estate	3.6%	Total SA	0.9%
Utilities	3.2%	Total	11.6%
Time Deposit	0.3%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio and performance reflected prior to such date is that of the Portfolio’s former investment adviser, Calvert Investment Management, Inc.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6] Excludes short term investments.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class I	$1,000.00	$1,089.80	$2.53**	0.48%
Class F	$1,000.00	$1,088.40	$3.84**	0.73%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45**	0.48%
Class F	$1,000.00	$1,021.53	$3.72**	0.73%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 99.5%
Australia - 6.8%
AGL Energy Ltd.	6,879	130,357
Alumina Ltd.	24,958	47,035
Amcor Ltd.	11,722	140,457
AMP Ltd.	27,547	111,194
APA Group	11,361	73,670
Aristocrat Leisure Ltd.	5,521	101,665
ASX Ltd.	1,973	84,222
Aurizon Holdings Ltd.	20,921	80,614
AusNet Services	18,034	25,343
Australia & New Zealand Banking Group Ltd.	29,175	650,866
Bank of Queensland Ltd.	3,884	38,418
Bendigo & Adelaide Bank Ltd.	4,706	42,705
BGP Holdings plc (a)	77,172	—
BHP Billiton Ltd.	30,219	694,158
BlueScope Steel Ltd.	2,854	33,993
Boral Ltd.	10,917	66,089
Brambles Ltd.	16,054	125,816
Caltex Australia Ltd.	2,659	70,440
Challenger Ltd.	5,824	63,514
CIMIC Group Ltd.	1,008	40,315
Coca-Cola Amatil Ltd.	5,839	38,683
Cochlear Ltd.	583	77,715
Commonwealth Bank of Australia	17,373	1,084,223
Computershare Ltd.	4,753	60,219
Crown Resorts Ltd.	3,713	37,636
CSL Ltd.	4,618	507,489
Dexus	9,869	74,892
Domino's Pizza Enterprises Ltd.	625	22,716
Flight Centre Travel Group Ltd. (b)	565	19,475
Fortescue Metals Group Ltd. (b)	15,873	60,069
Goodman Group	18,131	118,803
GPT Group (The)	18,331	72,917
Harvey Norman Holdings Ltd. (b)	5,671	18,390
Healthscope Ltd.	17,690	28,917
Incitec Pivot Ltd.	17,202	52,123
Insurance Australia Group Ltd.	24,790	139,624
Lend Lease Group	5,640	71,703
Macquarie Group Ltd.	3,100	239,769
Medibank Pvt Ltd.	28,079	71,906
Mirvac Group	37,741	69,021
National Australia Bank Ltd.	26,893	617,603
Newcrest Mining Ltd.	5,068	90,220

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Oil Search Ltd.	13,972	84,595
Orica Ltd.	3,807	53,523
Origin Energy Ltd. *	13,005	95,264
QBE Insurance Group Ltd.	13,981	116,050
Ramsay Health Care Ltd.	1,442	78,742
REA Group Ltd. (b)	537	32,020
Rio Tinto Ltd.	4,756	279,629
Santos Ltd. *	16,283	68,922
Scentre Group	53,893	175,797
Seek Ltd.	3,336	49,332
Sonic Healthcare Ltd.	4,020	71,489
South32 Ltd.	54,280	147,129
Stockland	24,388	85,073
Suncorp Group Ltd.	13,117	141,378
Sydney Airport	11,138	61,116
TABCORP Holdings Ltd.	20,422	88,603
Telstra Corp. Ltd.	32,005	90,473
TPG Telecom Ltd. (b)	3,460	17,705
Transurban Group	23,430	226,757
Treasury Wine Estates Ltd.	7,525	93,377
Vicinity Centres	34,307	72,665
Wesfarmers Ltd.	11,398	394,119
Westfield Corp.	19,982	147,631
Westpac Banking Corp.	33,179	807,030
Woodside Petroleum Ltd.	7,674	197,437
Woolworths Group Ltd.	9,527	202,414
		10,073,254

Austria - 0.2%
Erste Group Bank AG	3,045	131,957
OMV AG	1,501	94,974
Raiffeisen Bank International AG *	1,194	43,206
Voestalpine AG	1,159	69,196
		339,333

Belgium - 1.1%
Ageas	1,987	97,064
Anheuser-Busch InBev SA/NV	7,504	837,756
Colruyt SA	686	35,687
Groupe Bruxelles Lambert SA	822	88,678
KBC Groep NV	2,956	251,891
Proximus	1,550	50,858
Solvay SA	755	104,972
Telenet Group Holding NV *	537	37,411
UCB SA	1,289	102,209
Umicore SA	1,940	91,857
		1,698,383

8 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Denmark - 1.9%
AP Moller - Maersk A/S, Class A	38	63,309
AP Moller - Maersk A/S, Class B	66	115,037
Carlsberg A/S, Class B	1,090	130,733
Chr Hansen Holding A/S	1,008	94,502
Coloplast A/S, Class B	1,211	96,275
Danske Bank A/S	6,970	271,286
DSV A/S	1,937	152,414
Genmab A/S *	579	95,888
ISS A/S	1,703	65,932
Novo Nordisk A/S, Class B	19,905	1,069,605
Novozymes A/S, Class B	2,351	134,212
Orsted A/S (c)	1,584	86,342
Pandora A/S	1,125	122,286
TDC A/S	8,279	50,855
Tryg A/S	1,180	29,518
Vestas Wind Systems A/S	2,242	154,923
William Demant Holding A/S *	1,220	34,078
		2,767,195

Finland - 0.9%
Elisa Oyj	1,450	56,874
Fortum Oyj	4,528	89,615
Kone Oyj, Class B	2,681	143,977
Metso Oyj	1,149	39,198
Neste Oyj	1,307	83,662
Nokia Oyj	52,573	245,639
Nokian Renkaat Oyj	1,167	52,947
Orion Oyj, Class B	1,045	38,963
Sampo Oyj, Class A	4,191	230,011
Stora Enso Oyj, Class R	5,616	88,973
UPM-Kymmene Oyj	5,441	168,915
Wartsila Oyj Abp	1,508	95,149
		1,333,923

France - 9.9%
Accor SA	1,729	89,009
Aeroports de Paris	302	57,425
Air Liquide SA	4,328	544,091
Alstom SA	1,563	64,789
Arkema SA	692	84,254
Atos SE	898	130,560
AXA SA	19,630	581,700
BNP Paribas SA	11,037	821,027
Bollore SA	8,863	48,080
Bouygues SA	2,111	109,535
Bureau Veritas SA	2,703	73,826

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Capgemini SE	1,946	230,488
Carrefour SA	4,744	102,283
Casino Guichard-Perrachon SA	577	34,984
Cie de Saint-Gobain	5,393	296,810
Cie Generale des Etablissements Michelin	2,072	296,410
CNP Assurances	1,750	40,368
Credit Agricole SA	11,374	187,808
Danone SA	5,975	500,650
Dassault Aviation SA	23	35,762
Dassault Systemes SE	1,309	138,989
Edenred	2,118	61,316
Eiffage SA	600	65,665
Electricite de France SA	2,649	33,090
Engie SA	16,794	288,714
Essilor International Cie Generale d'Optique SA	2,096	288,706
Eurazeo SA	433	40,002
Eutelsat Communications SA	1,779	41,188
Fonciere des Regions	345	39,058
Gecina SA	419	77,367
Getlink SE	4,766	61,299
Hermes International	240	128,393
Icade SA	377	37,046
Iliad SA	269	64,457
Imerys SA	365	34,373
Ingenico Group	559	59,676
JC Decaux SA	757	30,446
Kering	766	360,577
Klepierre SA	1,998	87,821
L'Oreal SA	2,489	551,514
Lagardere SCA	1,203	38,525
Legrand SA	2,703	207,804
LVMH Moet Hennessy Louis Vuitton SE	2,862	840,012
Natixis SA	9,571	75,597
Orange SA	20,255	351,035
Pernod-Ricard SA	2,149	339,875
Peugeot SA	4,946	100,459
Publicis Groupe SA	1,770	119,983
Remy Cointreau SA	223	30,898
Renault SA	1,945	195,235
Rexel SA	3,081	55,787
Safran SA	3,165	326,456
Sanofi SA	11,989	1,032,156
Schneider Electric SE	5,245	444,673
SCOR SE	1,663	66,842
SEB SA	228	42,205
Societe BIC SA	293	32,199
Societe Generale SA	7,766	400,380

10 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sodexo SA	933	125,077
Suez	3,330	58,500
Thales SA	1,075	115,691
Total SA	23,409	1,292,174
Ubisoft Entertainment SA *	936	71,914
Unibail-Rodamco SE	988	248,632
Valeo SA	2,412	179,672
Veolia Environnement SA	4,847	123,594
Vinci SA	5,124	523,117
Vivendi SA	10,418	279,614
Wendel SA	285	49,384
Zodiac Aerospace	2,069	61,843
		14,648,889

Germany - 9.7%
adidas AG	1,905	380,980
Allianz SE	4,785	1,095,036
Axel Springer SE	440	34,311
BASF SE	8,862	971,553
Bayer AG	8,586	1,066,923
Bayerische Motoren Werke AG	3,351	347,439
Bayerische Motoren Werke AG, PFC Shares	555	49,525
Beiersdorf AG	1,027	120,398
Brenntag AG	1,575	99,294
Commerzbank AG *	10,853	161,897
Continental AG	1,113	299,263
Covestro AG (c)	1,139	117,279
Daimler AG	9,674	818,038
Deutsche Bank AG	18,506	350,022
Deutsche Boerse AG	1,953	226,051
Deutsche Lufthansa AG	2,376	87,255
Deutsche Post AG	9,820	466,779
Deutsche Telekom AG	33,138	585,761
Deutsche Wohnen SE	3,440	150,042
E.ON SE	18,228	197,522
Evonik Industries AG	1,650	61,973
Fraport AG Frankfurt Airport Services Worldwide	424	46,572
Fresenius Medical Care AG & Co. KGaA	2,173	228,186
Fresenius SE & Co. KGaA	4,147	322,519
Fuchs Petrolub SE, PFC Shares	708	37,489
GEA Group AG	2,607	124,730
Hannover Rueck SE	614	77,035
HeidelbergCement AG	1,506	162,385
Henkel AG & Co. KGaA	1,059	126,812
Henkel AG & Co. KGaA, PFC Shares	1,728	228,192
Hochtief AG	211	37,264
Hugo Boss AG	681	57,788

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Infineon Technologies AG	11,462	312,158
Innogy SE (c)	1,405	54,987
K&S AG (b)	4,959	123,121
Lanxess AG	933	73,958
Linde AG *	1,192	279,481
MAN SE	269	30,782
Merck KGAA	1,308	140,396
METRO AG *	1,817	36,192
Muenchener Rueckversicherungs-Gesellschaft AG	1,630	351,998
OSRAM Licht AG	907	81,216
Porsche Automobil Holding SE, PFC Shares	1,254	104,797
ProSiebenSat.1 Media SE	2,358	80,940
RWE AG *	6,045	123,018
SAP SE	10,177	1,138,554
Schaeffler AG, PFC Shares	1,692	29,854
Siemens AG	7,996	1,107,107
Symrise AG	1,257	107,774
Telefonica Deutschland Holding AG	7,582	37,946
ThyssenKrupp AG	3,750	108,134
TUI AG	5,085	105,347
Uniper SE	996	31,029
United Internet AG	1,254	85,926
Volkswagen AG	330	66,597
Volkswagen AG, PFC Shares	1,662	330,128
Vonovia SE	4,716	233,665
Wirecard AG	688	76,466
Zalando SE *(c)	881	46,453
		14,434,337

Hong Kong - 3.6%
AIA Group Ltd.	123,966	1,054,411
ASM Pacific Technology Ltd.	6,474	89,814
Bank of East Asia Ltd. (The)	12,310	53,237
BOC Hong Kong Holdings Ltd.	44,456	224,671
CK Asset Holdings Ltd.	31,247	272,385
CK Hutchison Holdings Ltd.	24,347	305,075
CK Infrastructure Holdings Ltd.	6,756	57,974
CLP Holdings Ltd.	16,622	170,050
First Pacific Co. Ltd.	21,797	14,817
Galaxy Entertainment Group Ltd.	23,913	190,916
Genting Singapore plc	61,654	60,214
Hang Lung Group Ltd.	8,939	32,866
Hang Lung Properties Ltd.	22,926	55,847
Hang Seng Bank Ltd.	6,440	159,769
Henderson Land Development Co. Ltd.	12,237	80,458
HK Electric Investments & HK Electric Investments Ltd. (b)(c)	27,027	24,733
HKT Trust & HKT Ltd.	27,020	34,462

12 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hong Kong & China Gas Co. Ltd.	84,956	166,369
Hong Kong Exchanges & Clearing Ltd.	12,306	376,419
Hongkong Land Holdings Ltd.	11,994	84,364
Hysan Development Co. Ltd.	6,398	33,907
Jardine Matheson Holdings Ltd. (b)	2,519	152,834
Jardine Strategic Holdings Ltd.	2,100	83,056
Kerry Properties Ltd.	6,621	29,743
Link	22,689	209,914
Melco Resorts & Entertainment, Ltd. (ADR)	1,940	56,338
MGM China Holdings Ltd. (b)	9,686	29,229
MTR Corp. Ltd.	14,981	87,686
New World Development Co. Ltd.	57,431	86,076
NWS Holdings Ltd.	15,628	28,144
PCCW Ltd.	42,738	24,804
Power Assets Holdings Ltd.	14,042	118,359
Sands China Ltd.	19,483	100,284
Shangri-La Asia Ltd.	12,775	28,930
Sino Land Co. Ltd.	31,433	55,608
Sun Hung Kai Properties Ltd.	13,652	227,293
Swire Pacific Ltd., Class A	5,537	51,230
Swire Properties Ltd.	11,929	38,436
Techtronic Industries Co. Ltd.	14,025	91,239
WH Group Ltd. (c)	81,549	91,908
Wharf Holdings Ltd. (The)	13,906	47,955
Wharf Real Estate Investment Co. Ltd. *	13,906	92,554
Wheelock & Co. Ltd.	8,286	59,065
Wynn Macau Ltd.	15,891	50,239
Yue Yuen Industrial Holdings Ltd.	7,565	29,703
		5,413,385

Ireland - 1.0%
Bank of Ireland Group plc *	9,350	79,669
CRH plc	8,398	302,252
DCC plc	904	90,976
Experian plc	9,697	213,748
James Hardie Industries plc CDI	4,543	79,788
Kerry Group plc, Class A	1,614	180,761
Paddy Power Betfair plc	811	96,393
Ryanair Holdings plc *	1,686	30,205
Shire plc	9,456	490,021
		1,563,813

Israel - 0.4%
Azrieli Group Ltd.	432	24,142
Bank Hapoalim BM	10,868	79,812

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bank Leumi Le-Israel BM	14,751	88,789
Bezeq The Israeli Telecommunication Corp. Ltd.	21,147	31,956
Check Point Software Technologies Ltd. *	1,301	134,810
Elbit Systems Ltd.	237	31,659
Frutarom Industries Ltd.	387	36,265
Mizrahi Tefahot Bank Ltd.	1,418	26,120
Nice Ltd.	610	55,739
Teva Pharmaceutical Industries Ltd.	4,374	82,723
Teva Pharmaceutical Industries Ltd. (ADR)	941	17,832
		609,847

Italy - 2.0%
Assicurazioni Generali SpA	11,841	215,523
Atlantia SpA	4,209	132,695
Enel SpA	82,329	506,263
Eni SpA	21,945	363,144
Ferrari NV	1,252	131,185
Intesa Sanpaolo SpA	128,425	426,096
Intesa Sanpaolo SpA, PFC Shares	9,507	30,309
Leonardo SpA	4,126	49,030
Luxottica Group SpA	1,726	105,921
Mediobanca SpA	5,772	65,401
Poste Italiane SpA (c)	5,326	40,099
Prysmian SpA	1,988	64,779
Snam SpA	31,310	153,340
Telecom Italia SpA *	103,232	89,151
Telecom Italia SpA, PFC Shares	61,458	43,595
Terna Rete Elettrica Nazionale SpA	15,370	89,347
UniCredit SpA *	20,429	381,087
UnipolSai Assicurazioni SpA	11,540	26,918
		2,913,883

Japan - 24.0%
ABC-Mart, Inc.	336	19,259
Acom Co. Ltd. *(b)	4,068	17,092
AEON Co. Ltd.	6,667	112,457
AEON Financial Service Co. Ltd.	1,135	26,378
AEON Mall Co. Ltd.	1,161	22,675
Air Water, Inc.	1,519	31,977
Aisin Seiki Co. Ltd.	1,952	109,356
Ajinomoto Co. Inc.	5,499	103,459
Alfresa Holdings Corp.	1,916	44,877
Alps Electric Co. Ltd.	1,919	54,587
Amada Holdings Co. Ltd.	3,469	47,099
ANA Holdings, Inc.	1,183	49,351
Aozora Bank Ltd.	1,206	46,796
Asahi Glass Co. Ltd.	2,056	88,869

14 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Asahi Group Holdings Ltd.	3,915	194,261
Asahi Kasei Corp.	12,870	165,629
Asics Corp.	1,631	25,924
Astellas Pharma, Inc.	19,701	250,267
Bandai Namco Holdings, Inc.	2,037	66,487
Bank of Kyoto Ltd. (The)	618	32,094
Benesse Holdings, Inc.	678	23,855
Bridgestone Corp.	6,584	304,722
Brother Industries Ltd.	2,405	59,114
Calbee, Inc. (b)	818	26,583
Canon, Inc.	9,400	350,226
Casio Computer Co. Ltd. (b)	2,331	33,449
Central Japan Railway Co.	1,459	261,103
Chiba Bank Ltd. (The)	7,141	59,219
Chubu Electric Power Co., Inc.	6,569	81,480
Chugai Pharmaceutical Co. Ltd.	2,282	116,630
Chugoku Electric Power Co., Inc. (The) (b)	2,837	30,456
Coca-Cola Bottlers Japan, Inc.	2,300	83,924
Concordia Financial Group Ltd.	11,931	71,759
Credit Saison Co. Ltd.	1,512	27,457
Dai Nippon Printing Co. Ltd.	2,705	60,222
Dai-ichi Life Holdings, Inc.	10,913	224,286
Daicel Corp.	2,854	32,388
Daiichi Sankyo Co. Ltd.	6,100	158,613
Daikin Industries Ltd.	2,373	280,401
Daito Trust Construction Co. Ltd.	716	145,871
Daiwa House Industry Co. Ltd.	5,132	196,799
Daiwa House Residential Investment Corp.	13	30,880
Daiwa Securities Group, Inc.	16,944	106,010
DeNA Co., Ltd.	1,068	21,987
Denso Corp.	4,822	288,880
Dentsu, Inc.	2,205	93,238
Don Quijote Holdings Co. Ltd.	1,209	63,025
East Japan Railway Co.	3,350	326,686
Eisai Co. Ltd.	2,551	144,921
Electric Power Development Co. Ltd.	1,493	40,161
FamilyMart UNY Holdings Co. Ltd.	833	58,342
FANUC Corp.	1,762	422,697
Fast Retailing Co. Ltd.	536	213,121
Fuji Electric Co. Ltd.	5,708	42,881
FUJIFILM Holdings Corp.	4,427	180,643
Fujitsu Ltd.	18,994	134,658
Fukuoka Financial Group, Inc.	7,889	44,145
Hachijuni Bank Ltd. (The)	4,168	23,817
Hakuhodo DY Holdings, Inc.	2,178	28,233
Hamamatsu Photonics KK	1,451	48,667
Hankyu Hanshin Holdings, Inc.	2,462	98,894

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hikari Tsushin, Inc.	219	31,443
Hino Motors Ltd.	2,636	34,048
Hirose Electric Co. Ltd.	326	47,598
Hisamitsu Pharmaceutical Co., Inc.	630	38,061
Hitachi Chemical Co. Ltd.	1,062	27,193
Hitachi Construction Machinery Co. Ltd.	1,096	39,721
Hitachi High-Technologies Corp.	702	29,505
Hitachi Ltd.	48,924	379,562
Hitachi Metals Ltd.	2,186	31,265
Honda Motor Co. Ltd.	17,201	587,027
Hoshizaki Corp.	516	45,715
HOYA Corp.	4,023	200,358
Hulic Co. Ltd.	3,040	34,088
Idemitsu Kosan Co. Ltd.	897	35,930
IHI Corp.	1,498	49,683
Iida Group Holdings Co. Ltd.	1,500	28,234
INPEX Corp.	9,691	120,614
Isetan Mitsukoshi Holdings Ltd.	3,424	42,371
Isuzu Motors Ltd.	6,055	101,102
ITOCHU Corp.	15,148	282,382
J Front Retailing Co. Ltd.	2,460	46,229
Japan Airlines Co. Ltd.	1,220	47,665
Japan Exchange Group, Inc.	5,318	92,268
Japan Post Holdings Co. Ltd.	2,700	30,926
Japan Prime Realty Investment Corp.	8	25,400
Japan Real Estate Investment Corp.	13	61,743
Japan Retail Fund Investment Corp.	25	45,825
Japan Tobacco, Inc.	6,434	207,195
JFE Holdings, Inc.	5,325	127,254
JGC Corp.	2,113	40,822
JSR Corp.	1,959	38,483
JTEKT Corp.	2,275	38,980
JXTG Holdings, Inc.	29,238	187,892
Kajima Corp.	9,163	88,037
Kakaku.com, Inc.	1,455	24,561
Kamigumi Co. Ltd.	1,188	26,254
Kaneka Corp.	2,854	26,013
Kansai Electric Power Co., Inc. (The)	7,178	87,787
Kansai Paint Co. Ltd.	2,223	57,685
Kao Corp.	5,601	378,457
Kawasaki Heavy Industries Ltd.	1,447	50,623
KDDI Corp.	18,567	461,195
Keihan Holdings Co. Ltd.	1,038	30,538
Keikyu Corp.	2,389	45,840
Keio Corp.	1,179	51,787
Keisei Electric Railway Co. Ltd.	1,406	45,143
Keyence Corp.	1,000	558,631

16 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kikkoman Corp.	1,501	60,700
Kintetsu Group Holdings Co. Ltd.	1,846	70,646
Kirin Holdings Co. Ltd.	8,326	209,827
Kobe Steel Ltd. *	3,157	29,135
Koito Manufacturing Co. Ltd.	1,147	80,305
Komatsu Ltd.	9,346	337,762
Konami Holdings Corp.	951	52,298
Konica Minolta, Inc.	4,612	44,252
Kose Corp.	308	47,995
Kubota Corp.	10,711	209,501
Kuraray Co. Ltd.	3,618	68,119
Kurita Water Industries Ltd.	1,032	33,459
Kyocera Corp.	3,248	212,052
Kyowa Hakko Kirin Co. Ltd.	2,644	50,901
Kyushu Electric Power Co., Inc.	4,351	45,575
Kyushu Financial Group, Inc.	3,543	21,355
Lawson, Inc.	364	24,189
LINE Corp. *(b)	439	17,928
Lion Corp.	2,422	45,781
LIXIL Group Corp.	2,713	73,298
M3, Inc.	1,979	69,372
Mabuchi Motor Co. Ltd.	499	26,973
Makita Corp.	2,284	95,785
Marubeni Corp.	16,833	121,697
Marui Group Co. Ltd.	2,130	38,937
Maruichi Steel Tube Ltd.	575	16,802
Mazda Motor Corp.	5,810	77,641
McDonald’s Holdings Company (Japan), Ltd. (b)	677	29,750
Mebuki Financial Group, Inc.	9,500	40,133
Medipal Holdings Corp.	1,745	34,069
MEIJI Holdings Co. Ltd.	1,167	99,322
MINEBEA MITSUMI, Inc.	3,459	72,145
MISUMI Group, Inc.	2,780	80,709
Mitsubishi Chemical Holdings Corp.	13,822	151,239
Mitsubishi Corp.	15,290	421,603
Mitsubishi Electric Corp.	19,560	324,160
Mitsubishi Estate Co. Ltd.	10,868	188,701
Mitsubishi Gas Chemical Co., Inc.	1,848	52,917
Mitsubishi Heavy Industries Ltd.	2,544	94,851
Mitsubishi Materials Corp.	1,139	40,418
Mitsubishi Motors Corp.	6,788	48,833
Mitsubishi Tanabe Pharma Corp.	2,289	47,177
Mitsubishi UFJ Financial Group, Inc.	129,276	940,866
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,566	27,100
Mitsui & Co. Ltd.	17,275	280,260
Mitsui Chemicals, Inc.	1,875	60,126
Mitsui Fudosan Co. Ltd.	7,631	170,671

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mitsui OSK Lines Ltd.	1,168	38,818
Mixi, Inc. (b)	472	21,140
Mizuho Financial Group, Inc.	244,114	441,380
MS&AD Insurance Group Holdings, Inc.	5,128	172,970
Murata Manufacturing Co. Ltd.	1,938	259,475
Nabtesco Corp.	1,148	43,867
Nagoya Railroad Co. Ltd.	1,875	47,219
NEC Corp.	2,655	71,518
Nexon Co. Ltd. *	1,775	51,475
NGK Insulators Ltd.	2,671	50,314
NGK Spark Plug Co. Ltd.	1,823	44,185
NH Foods Ltd.	1,767	43,043
Nidec Corp.	2,414	338,001
Nikon Corp.	3,474	69,908
Nintendo Co. Ltd.	1,147	413,031
Nippon Building Fund, Inc.	14	68,478
Nippon Electric Glass Co. Ltd.	862	32,809
Nippon Express Co. Ltd.	846	56,181
Nippon Paint Holdings Co. Ltd. (b)	1,658	52,387
Nippon Prologis REIT, Inc.	15	31,694
Nippon Steel & Sumitomo Metal Corp.	8,176	208,891
Nippon Telegraph & Telephone Corp.	7,002	329,193
Nippon Yusen KK *	1,647	40,074
Nissan Chemical Industries Ltd.	1,247	49,674
Nissan Motor Co. Ltd.	24,443	243,357
Nisshin Seifun Group, Inc.	2,017	40,710
Nissin Foods Holdings Co. Ltd.	598	43,599
Nitori Holdings Co. Ltd.	816	116,137
Nitto Denko Corp.	1,670	147,709
NOK Corp.	970	22,572
Nomura Holdings, Inc.	36,757	215,460
Nomura Real Estate Holdings, Inc.	1,270	28,375
Nomura Real Estate Master Fund, Inc.	40	49,657
Nomura Research Institute Ltd.	1,300	60,341
NSK Ltd.	4,496	70,439
NTT Data Corp.	6,430	76,284
NTT DoCoMo, Inc.	14,024	331,583
Obayashi Corp.	6,620	79,970
Obic Co. Ltd.	660	48,475
Odakyu Electric Railway Co. Ltd.	3,005	64,207
Oji Holdings Corp.	8,273	54,940
Olympus Corp.	2,969	113,579
Omron Corp.	1,963	116,757
Ono Pharmaceutical Co. Ltd.	4,205	97,815
Oracle Corp. Japan	389	32,194
Oriental Land Co. Ltd.	2,224	202,339
ORIX Corp.	13,402	225,970

18 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Osaka Gas Co. Ltd.	3,823	73,514
Otsuka Corp.	532	40,743
Otsuka Holdings Co. Ltd.	3,952	173,324
Panasonic Corp.	22,347	326,130
Park24 Co. Ltd. (b)	1,041	24,921
Pola Orbis Holdings, Inc. (b)	932	32,658
Rakuten, Inc. *	9,485	86,699
Recruit Holdings Co. Ltd.	11,157	277,028
Resona Holdings, Inc.	22,511	134,138
Ricoh Co. Ltd.	6,835	63,339
Rinnai Corp.	346	31,305
Rohm Co. Ltd.	907	99,917
Ryohin Keikaku Co. Ltd.	243	75,643
Santen Pharmaceutical Co. Ltd.	3,800	59,509
SBI Holdings, Inc.	2,175	45,317
Secom Co. Ltd.	1,648	124,330
Sega Sammy Holdings, Inc.	1,900	23,582
Seibu Holdings, Inc.	1,744	32,948
Seiko Epson Corp.	2,852	67,140
Sekisui Chemical Co. Ltd.	4,164	83,365
Sekisui House Ltd.	6,150	110,938
Seven & I Holdings Co. Ltd.	8,126	336,631
Seven Bank Ltd.	6,071	20,734
Sharp Corp. *(b)	1,524	52,165
Shimadzu Corp.	2,414	54,765
Shimamura Co. Ltd.	225	24,718
Shimano, Inc.	750	105,419
Shimizu Corp.	5,627	58,036
Shin-Etsu Chemical Co. Ltd.	3,936	398,807
Shinsei Bank Ltd.	1,822	31,398
Shionogi & Co. Ltd.	3,021	163,239
Shiseido Co. Ltd.	3,874	186,669
Shizuoka Bank Ltd. (The)	5,425	55,844
Showa Shell Sekiyu KK	1,921	25,995
SMC Corp.	579	237,612
SoftBank Group Corp.	9,222	730,111
Sohgo Security Services Co. Ltd.	728	39,567
Sompo Holdings, Inc.	3,599	138,924
Sony Corp.	12,780	573,603
Sony Financial Holdings, Inc.	1,774	31,353
Stanley Electric Co. Ltd.	1,534	62,069
Start Today Co. Ltd.	1,807	54,848
Subaru Corp.	5,928	187,964
Sumitomo Chemical Co. Ltd.	16,034	114,734
Sumitomo Corp.	12,025	203,965
Sumitomo Dainippon Pharma Co. Ltd.	1,622	24,011
Sumitomo Electric Industries Ltd.	7,690	129,633

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sumitomo Heavy Industries Ltd.	1,127	47,487
Sumitomo Metal Mining Co. Ltd.	2,520	115,291
Sumitomo Mitsui Financial Group, Inc.	13,197	568,850
Sumitomo Mitsui Trust Holdings, Inc.	2,582	102,159
Sumitomo Realty & Development Co. Ltd.	3,468	113,816
Sumitomo Rubber Industries Ltd. (b)	1,743	32,303
Sundrug Co. Ltd.	752	34,883
Suntory Beverage & Food Ltd.	1,417	63,014
Suruga Bank Ltd.	1,775	37,954
Suzuken Co. Ltd.	790	32,435
Suzuki Motor Corp.	3,478	201,319
Sysmex Corp.	1,593	125,084
T&D Holdings, Inc.	5,906	100,759
Taiheiyo Cement Corp.	1,231	52,999
Taisei Corp.	2,149	106,872
Taisho Pharmaceutical Holdings Co. Ltd.	367	29,232
Taiyo Nippon Sanso Corp.	1,324	18,475
Takashimaya Co. Ltd.	5,081	53,407
Takeda Pharmaceutical Co. Ltd.	7,200	407,647
TDK Corp.	1,255	99,736
Teijin Ltd.	1,907	42,373
Terumo Corp.	3,459	163,644
THK Co. Ltd.	1,228	45,902
Tobu Railway Co. Ltd.	1,973	63,676
Toho Co. Ltd.	1,156	40,015
Toho Gas Co. Ltd.	772	21,136
Tohoku Electric Power Co., Inc.	4,614	58,906
Tokio Marine Holdings, Inc.	6,900	313,833
Tokyo Electron Ltd.	1,588	286,458
Tokyo Gas Co. Ltd.	3,962	90,525
Tokyo Tatemono Co. Ltd.	2,101	28,318
Tokyu Corp.	5,415	86,315
Tokyu Fudosan Holdings Corp.	5,227	37,722
Toppan Printing Co. Ltd.	7,348	66,375
Toray Industries, Inc.	14,862	139,886
Toshiba Corp. *	40,748	114,148
TOTO Ltd.	1,443	84,970
Toyo Seikan Group Holdings Ltd.	1,665	26,727
Toyo Suisan Kaisha Ltd.	904	38,593
Toyoda Gosei Co. Ltd.	662	16,796
Toyota Industries Corp.	1,661	106,468
Toyota Motor Corp.	25,630	1,633,399
Toyota Tsusho Corp.	2,165	86,975
Trend Micro, Inc. *	1,144	64,754
Tsuruha Holdings, Inc.	372	50,529
Unicharm Corp.	4,114	106,829
United Urban Investment Corp.	29	41,698

20 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
USS Co. Ltd.	2,235	47,263
West Japan Railway Co.	1,678	122,417
Yahoo Japan Corp.	14,517	66,509
Yakult Honsha Co. Ltd.	896	67,608
Yamada Denki Co. Ltd. (b)	6,405	35,274
Yamaguchi Financial Group, Inc.	2,021	23,952
Yamaha Corp.	1,709	63,039
Yamaha Motor Co. Ltd.	2,854	93,492
Yamato Holdings Co. Ltd.	3,564	71,549
Yamazaki Baking Co. Ltd. (b)	1,347	26,228
Yaskawa Electric Corp.	2,583	113,174
Yokogawa Electric Corp.	2,328	44,448
Yokohama Rubber Co. Ltd. (The) (b)	1,123	27,431
		35,536,377

Luxembourg - 0.3%
ArcelorMittal *	4,348	141,063
Eurofins Scientific SE	110	66,860
Millicom International Cellular SA (SDR)	674	45,498
SES SA (FDR)	3,714	57,907
Tenaris SA	4,814	76,408
		387,736

Netherlands - 6.1%
ABN AMRO Group NV (c)	2,854	92,015
Aegon NV	18,607	118,228
AerCap Holdings NV *	1,616	85,018
Airbus SE	5,865	582,903
Akzo Nobel NV	2,506	219,889
Altice NV, Class A *(b)	3,767	39,502
ASML Holding NV	3,954	687,435
Boskalis Westminster	896	33,764
CNH Industrial NV	10,421	139,418
EXOR NV	1,097	67,248
Fiat Chrysler Automobiles NV *	9,199	164,232
Heineken Holding NV	1,027	101,540
Heineken NV	2,285	238,205
ING Groep NV	39,253	720,556
Koninklijke Ahold Delhaize NV	14,369	315,873
Koninklijke DSM NV	1,849	176,624
Koninklijke KPN NV	34,831	121,605
Koninklijke Philips NV	9,600	362,483
Koninklijke Vopak NV	716	31,364
NN Group NV	3,190	137,979
NXP Semiconductors NV *	2,976	348,460
QIAGEN NV	2,172	67,746
Randstad Holding NV	1,212	74,367

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Royal Dutch Shell plc, Class A	45,251	1,510,623
Royal Dutch Shell plc, Class B	39,046	1,314,836
STMicroelectronics NV	8,261	180,206
Unilever NV	16,120	907,603
Wolters Kluwer NV	3,078	160,455
		9,000,177

New Zealand - 0.1%
Auckland International Airport Ltd.	9,712	44,581
Fletcher Building Ltd.	7,060	38,026
Mercury NZ Ltd.	7,020	16,749
Meridian Energy Ltd.	13,065	27,098
Ryman Healthcare Ltd.	3,823	28,657
Spark New Zealand Ltd.	18,656	47,984
		203,095

Norway - 0.7%
DNB ASA	9,892	183,115
Gjensidige Forsikring ASA	2,039	38,460
Marine Harvest ASA	3,900	65,952
Norsk Hydro ASA	13,711	103,940
Orkla ASA	8,311	88,072
Schibsted ASA, Class B	908	24,136
Statoil ASA	11,378	243,585
Telenor ASA	7,654	163,848
Yara International ASA	1,797	82,508
		993,616

Portugal - 0.1%
Banco Espirito Santo SA (a)	34,023	—
EDP - Energias de Portugal SA	23,611	81,674
Galp Energia SGPS SA	5,073	93,205
Jeronimo Martins SGPS SA	2,566	49,833
		224,712

Singapore - 1.2%
Ascendas Real Estate Investment Trust	24,231	49,178
CapitaLand Commercial Trust	21,099	30,391
CapitaLand Ltd.	26,148	68,787
CapitaLand Mall Trust	25,281	40,220
City Developments Ltd.	4,171	38,791
ComfortDelGro Corp. Ltd.	21,978	32,472
DBS Group Holdings Ltd.	17,948	331,971
Global Logistic Properties Ltd.	27,165	68,405
Golden Agri-Resources Ltd.	71,989	19,874
Hutchison Port Holdings Trust	53,290	22,062
Jardine Cycle & Carriage Ltd.	1,007	30,567

22 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Keppel Corp. Ltd.	14,828	81,142
Oversea-Chinese Banking Corp. Ltd.	31,836	294,108
SATS Ltd.	6,826	26,503
SembCorp Industries Ltd.	10,024	22,643
Singapore Press Holdings Ltd. (b)	28,819	57,014
Singapore Technologies Engineering Ltd.	15,918	38,727
Singapore Telecommunications Ltd.	62,191	165,809
StarHub Ltd.	6,178	13,146
Suntec Real Estate Investment Trust	24,465	39,234
United Overseas Bank Ltd.	13,114	258,517
UOL Group Ltd.	4,870	32,211
Wilmar International Ltd.	19,586	45,136
Yangzijiang Shipbuilding Holdings Ltd.	19,561	21,449
		1,828,357

Spain - 3.2%
Abertis Infraestructuras SA	6,563	146,024
ACS Actividades de Construccion y Servicios SA	1,911	74,650
Aena SME SA (c)	688	139,237
Amadeus IT Group SA, Class A	4,441	319,585
Banco Bilbao Vizcaya Argentaria SA	70,337	597,738
Banco de Sabadell SA	53,915	106,884
Banco Santander SA	159,753	1,047,378
Bankia SA	11,742	56,044
Bankinter SA	6,873	65,017
CaixaBank SA	33,360	155,085
Enagas SA	2,312	66,122
Endesa SA	3,238	69,254
Ferrovial SA	5,045	114,487
Gas Natural SDG SA	3,571	82,413
Grifols SA	3,041	88,916
Iberdrola SA	55,901	432,745
Industria de Diseno Textil SA	8,644	300,567
International Consolidated Airlines Group SA	8,585	74,399
Mapfre SA	10,989	35,249
Red Electrica Corp. SA	5,599	125,682
Repsol SA	11,126	196,445
Siemens Gamesa Renewable Energy SA (b)	1,846	25,278
Telefonica SA	39,205	381,768
		4,700,967

Sweden - 2.7%
Alfa Laval AB	2,993	70,794
Assa Abloy AB, Class B	10,145	210,321
Atlas Copco AB, Class A	5,827	251,470

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Atlas Copco AB, Class B	3,978	152,465
Boliden AB	2,788	95,343
Electrolux AB, Series B	2,452	78,943
Essity AB, Class B *	6,187	175,822
Getinge AB, Class B	2,040	29,582
Hennes & Mauritz AB, Class B (b)	7,780	160,920
Hexagon AB, Class B	3,324	166,745
Husqvarna AB, Class B	4,245	40,389
ICA Gruppen AB	820	29,790
Industrivarden AB, Class C	1,673	41,269
Investor AB, Class B	5,263	240,033
Kinnevik AB, Class B	2,400	81,098
L E Lundbergforetagen AB, Class B	384	28,685
Lundin Petroleum AB *	1,894	43,356
Nordea Bank AB	30,745	372,259
Sandvik AB	12,404	217,128
Securitas AB, Class B	3,192	55,675
Skandinaviska Enskilda Banken AB, Class A	15,375	180,539
Skanska AB, Class B	3,467	71,839
SKF AB, Class B	4,058	90,152
Svenska Handelsbanken AB, Class A	15,446	211,086
Swedbank AB, Class A	9,166	221,128
Swedish Match AB	1,924	75,790
Tele2 AB, Class B	3,663	45,018
Telefonaktiebolaget LM Ericsson, Class B	31,068	205,040
Telia Co. AB	15,243	67,944
Volvo AB, Class B	15,606	290,613
		4,001,236

Switzerland - 8.7%
ABB Ltd.	19,055	510,375
Adecco Group AG	1,645	125,711
Baloise Holding AG	509	79,122
Barry Callebaut AG	22	45,856
Chocoladefabriken Lindt & Sprungli AG	1	72,366
Chocoladefabriken Lindt & Sprungli AG PC	10	61,044
Cie Financiere Richemont SA	5,283	478,470
Coca-Cola HBC AG	1,844	60,221
Credit Suisse Group AG	19,777	352,737
Dufry AG *	466	69,173
EMS-Chemie Holding AG	83	55,375
Ferguson plc	2,554	183,285
Geberit AG	424	186,631
Givaudan SA	93	214,823
Glencore plc	123,849	648,221
Julius Baer Group Ltd.	2,281	139,488
Kuehne & Nagel International AG	550	97,305

24 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
LafargeHolcim Ltd.	4,607	259,475
Lonza Group AG	692	186,637
Nestle SA	31,917	2,744,104
Novartis AG	22,252	1,872,560
Pargesa Holding SA	354	30,662
Partners Group Holding AG (b)	176	120,594
Roche Holding AG PC	6,849	1,731,805
Schindler Holding AG	208	47,035
Schindler Holding AG PC	412	94,756
SGS SA	55	143,387
Sika AG	26	206,284
Sonova Holding AG	543	84,758
Swatch Group AG (The)	505	38,518
Swatch Group AG (The), Bearer Shares	269	109,531
Swiss Life Holding AG	327	115,586
Swiss Prime Site AG	715	66,048
Swiss Re AG	3,280	306,748
Swisscom AG	201	106,883
UBS Group AG	37,024	680,233
Vifor Pharma AG (b)	390	49,928
Zurich Insurance Group AG	1,523	463,058
		12,838,793

United Kingdom - 14.9%
3i Group plc	9,917	122,089
Admiral Group plc	2,156	58,152
Anglo American plc (b)	14,193	295,200
Antofagasta plc	4,020	54,254
Ashtead Group plc	5,074	136,092
Associated British Foods plc	3,632	138,143
AstraZeneca plc	13,293	917,292
Auto Trader Group plc (c)	10,206	48,511
Aviva plc	36,441	248,539
BAE Systems plc	32,128	248,232
Barclays plc	157,354	430,736
Barratt Developments plc	10,219	89,145
Berkeley Group Holdings plc	1,339	75,742
BHP Billiton plc	21,378	432,271
BP plc	193,294	1,356,013
British American Tobacco plc	22,315	1,508,467
British Land Co. plc (The)	9,969	92,845
BT Group plc	75,237	275,765
Bunzl plc	3,418	95,500
Burberry Group plc	4,537	109,386
Capita plc	6,795	36,714
Carnival plc	1,941	127,709
Centrica plc	55,318	102,617

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cobham plc *	17,413	29,628
Coca-Cola European Partners plc (d)	1,165	46,425
Coca-Cola European Partners plc (d)	2,212	88,181
Compass Group plc	15,989	344,758
Croda International plc	1,338	79,762
Diageo plc	25,486	934,173
Direct Line Insurance Group plc	20,619	106,101
easyJet plc (b)	1,619	31,923
Fresnillo plc	2,253	43,289
G4S plc	15,819	56,934
GKN plc	17,476	75,152
GlaxoSmithKline plc	45,280	801,873
Hammerson plc	8,073	59,562
Hargreaves Lansdown plc	2,659	64,576
HSBC Holdings plc	202,814	2,094,677
IMI plc	2,772	49,801
Imperial Brands plc	9,704	413,921
InterContinental Hotels Group plc	1,831	116,460
Intertek Group plc	1,645	115,041
Investec plc	6,644	47,838
ITV plc	36,997	82,564
J Sainsbury plc	16,600	54,055
Johnson Matthey plc	1,973	81,758
Kingfisher plc	22,775	103,991
Land Securities Group plc	9,497	129,033
Legal & General Group plc	50,930	187,503
Lloyds Banking Group plc	650,206	596,227
London Stock Exchange Group plc	3,198	163,567
Marks & Spencer Group plc (b)	16,551	70,220
Mediclinic International plc (b)	3,758	32,889
Meggitt plc	7,904	51,323
Merlin Entertainments plc (c)	7,236	35,449
Mondi plc	3,744	97,302
National Grid plc	34,930	411,773
Next plc	1,416	86,304
Old Mutual plc	50,252	156,957
Pearson plc	8,377	82,983
Persimmon plc	3,137	115,894
Prudential plc	23,298	596,669
Randgold Resources Ltd.	955	94,827
Reckitt Benckiser Group plc	6,400	597,079
RELX NV	10,069	231,430
RELX plc	11,031	258,657
Rio Tinto plc	12,522	656,874
Rolls-Royce Holdings plc	17,276	197,167
Royal Bank of Scotland Group plc *	33,125	124,212
Royal Mail plc	9,176	56,062

26 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
RSA Insurance Group plc	10,388	88,547
Sage Group plc (The)	11,005	118,309
Schroders plc	1,382	65,419
Segro plc	8,386	66,380
Severn Trent plc	2,400	69,933
Sky plc *	8,801	120,110
Smith & Nephew plc	10,355	179,174
Smiths Group plc	4,028	80,840
SSE plc	11,812	209,991
St James's Place plc	5,368	88,680
Standard Chartered plc *	25,931	272,317
Standard Life Aberdeen plc	27,259	160,338
Taylor Wimpey plc	33,286	92,609
Tesco plc	53,109	150,252
Travis Perkins plc	2,548	53,873
Unilever plc	12,991	720,561
United Utilities Group plc	6,952	77,781
Vodafone Group plc	275,017	869,327
Weir Group plc (The)	3,432	98,178
Whitbread plc	1,862	100,444
WM Morrison Supermarkets plc	22,618	67,186
Worldpay Group plc (c)	18,219	104,551
WPP plc	12,993	234,728
		22,041,786

Total Common Stocks (Cost $111,149,305)		147,553,094

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.3%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	491,626	491,626

Total Time Deposit (Cost $491,626)		491,626

	SHARES	VALUE ($)
RIGHTS - 0.0% (e)
Australia - 0.0% (e)
Transurban Group, Exp. 1/24/18 *	1,900	1,505
		1,505

Spain - 0.0% (e)
Repsol SA, Exp. 1/10/18 *	11,126	5,059
		5,059

Total Rights (Cost $5,096)		6,564

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	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.8%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	1,143,161	1,143,161

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,143,161)		1,143,161

TOTAL INVESTMENTS (Cost $112,789,188) - 100.6%		149,194,445
Other assets and liabilities, net - (0.6%)		(886,784)
NET ASSETS - 100.0%		148,307,661

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) For fair value measurement purposes, security is categorized as Level 3 (see Note 1A).
(b) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $1,382,720.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $881,564, which represents 0.6% of the net assets of the Portfolio as of December 31, 2017.

(d) Securities are traded on separate exchanges for the same entity.
(e) Amount is less than 0.05%.
At December 31, 2017, the concentration of the Portfolio's investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	% of total investments**
Financials	21.2%
Industrials	14.5%
Consumer Discretionary	12.3%
Consumer Staples	11.2%
Health Care	10.1%
Materials	8.1%
Information Technology	6.4%
Energy	5.3%
Telecommunication Services	3.8%
Real Estate	3.6%
Utilities	3.2%
Time Deposit	0.3%
Total	100.0%

** Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Abbreviations:
ADR:	American Depositary Receipt
CDI:	CHESS Depositary Interest
FDR:	Fiduciary Depositary Receipt
PC:	Participation Certificate
PFC Shares:	Preference Shares
SDR:	Swedish Depositary Receipt
See notes to financial statements.

28 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $112,789,188) - including $1,382,720 of securities on loan	$149,194,445
Cash denominated in foreign currency, at value (cost $79,214)	79,858
Receivable for investments sold	1,156
Receivable for capital shares sold	26,213
Dividends and interest receivable	140,583
Securities lending income receivable	2,542
Tax reclaims receivable	190,634
Receivable from affiliate	46,498
Directors' deferred compensation plan	46,848
Other assets	1,596
Total assets	149,730,373

LIABILITIES
Payable for capital shares redeemed	67,481
Deposits for securities loaned	1,143,161
Payable to affiliates:
Investment advisory fee	37,496
Administrative fee	12,499
Distribution and service fees	1,202
Sub-transfer agency fee	959
Directors' deferred compensation plan	46,848
Accrued expenses	113,066
Total liabilities	1,422,712
NET ASSETS	$148,307,661

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(20,000,000 shares per class of $0.10 par value authorized)	$112,485,676
Accumulated undistributed net investment income	3,043,508
Accumulated net realized loss	(3,634,332)
Net unrealized appreciation	36,412,809
Total	$148,307,661

NET ASSET VALUE PER SHARE
Class I (based on net assets of $141,081,702 and 1,546,759 shares outstanding)	$91.21
Class F (based on net assets of $7,225,959 and 78,845 shares outstanding)	$91.65
See notes to financial statements.

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CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $367,887)	$4,132,767
Interest income	663
Securities lending income, net	47,454
Total investment income	4,180,884

EXPENSES
Investment advisory fee	423,045
Administrative fee	169,218
Distribution and service fees:
Class F	11,604
Directors' fees and expenses	6,407
Custodian fees	69,237
Transfer agency fees and expenses:
Class I	29,201
Class F	2,932
Accounting fees	44,698
Professional fees	33,377
Reports to shareholders	49,764
Licensing fees	66,437
Miscellaneous	67,237
Total expenses	973,157
Waiver and/or reimbursement of expenses by affiliate	(279,681)
Reimbursement of expenses-other	(3,272)
Net expenses	690,204
Net investment income	3,490,680

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(1,688,551)
Foreign currency transactions	9,228
(1,679,323)

Net change in unrealized appreciation (depreciation) on:
Investment securities	28,932,892
Foreign currency	36,050
28,968,942

Net realized and unrealized gain	27,289,619

Net increase in net assets resulting from operations	$30,780,299
See notes to financial statements.

30 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$3,490,680	$3,484,338
Net realized gain (loss)	(1,679,323)	2,894,797
Net change in unrealized appreciation (depreciation)	28,968,942	(6,471,897)
Net increase (decrease) in net assets resulting from operations	30,780,299	(92,762)

Distributions to shareholders from:
Net investment income:
Class I shares	(3,425,465)	(3,665,229)
Class F shares	(161,044)	(122,846)
Total distributions to shareholders	(3,586,509)	(3,788,075)

Capital share transactions:
Class I shares	(9,744,253)	(26,359,359)
Class F shares	1,687,228	694,424
Net decrease in net assets from capital share transactions	(8,057,025)	(25,664,935)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,136,765	(29,545,772)

NET ASSETS
Beginning of year	129,170,896	158,716,668
End of year (including accumulated undistributed net investment income of $3,043,508 and $3,131,372, respectively)	$148,307,661	$129,170,896
See notes to financial statements.

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CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS I SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$74.93	$76.87	$78.33	$85.97	$72.87
Income from investment operations:
Net investment income(a)	2.11	1.88	1.63	2.24	1.70
Net realized and unrealized gain (loss)	16.39	(1.54)	(2.88)	(7.75)	13.34
Total from investment operations	18.50	0.34	(1.25)	(5.51)	15.04
Distributions from:
Net investment income	(2.22)	(2.28)	(0.21)	(2.13)	(1.94)
Total distributions	(2.22)	(2.28)	(0.21)	(2.13)	(1.94)
Total increase (decrease) in net asset value	16.28	(1.94)	(1.46)	(7.64)	13.10
Net asset value, ending	$91.21	$74.93	$76.87	$78.33	$85.97
Total return (b)	24.76%	0.46%	(1.61%)	(6.44%)	20.72%
Ratios to average net assets: (c)
Total expenses	0.68%	0.98%	0.95%	0.98%	0.97%
Net expenses	0.48%	0.97%	0.95%	0.98%	0.97%
Net investment income	2.49%	2.50%	2.01%	2.63%	2.15%
Portfolio turnover	3%	22%	10%	28%	12%
Net assets, ending (in thousands)	$141,082	$124,685	$154,811	$170,425	$159,182

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

32 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS F SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$75.47	$77.45	$78.93	$86.41	$73.19
Income from investment operations:
Net investment income(a)	1.87	1.60	1.44	2.03	1.49
Net realized and unrealized gain (loss)	16.53	(1.43)	(2.90)	(7.74)	13.44
Total from investment operations	18.40	0.17	(1.46)	(5.71)	14.93
Distributions from:
Net investment income	(2.22)	(2.15)	(0.02)	(1.77)	(1.71)
Total distributions	(2.22)	(2.15)	(0.02)	(1.77)	(1.71)
Total increase (decrease) in net asset value	16.18	(1.98)	(1.48)	(7.48)	13.22
Net asset value, ending	$91.65	$75.47	$77.45	$78.93	$86.41
Total return (b)	24.44%	0.24%	(1.84%)	(6.62%)	20.47%
Ratios to average net assets: (c)
Total expenses	0.91%	1.26%	1.24%	1.32%	1.26%
Net expenses	0.73%	1.19%	1.19%	1.19%	1.19%
Net investment income	2.18%	2.11%	1.75%	2.37%	1.85%
Portfolio turnover	3%	22%	10%	28%	12%
Net assets, ending (in thousands)	$7,226	$4,486	$3,906	$3,926	$3,131

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP EAFE International Index Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to seek investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.

34 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1	Level 2		Level 3*	Total
Common Stocks
Hong Kong	$148,892	$5,264,493		$—	$5,413,385
Israel	152,642	457,205		—	609,847
Netherlands	433,478	8,566,699		—	9,000,177
United Kingdom	46,425	21,995,361		—	22,041,786
Other Countries**	—	110,487,899		—	110,487,899
Total Common Stocks	$781,437	$146,771,657	***	$—	$147,553,094
Time Deposit	—	491,626		—	491,626
Rights	6,564	—		—	6,564
Short Term Investment of Cash Collateral for Securities Loaned	1,143,161	—		—	1,143,161
Total	$1,931,162	$147,263,283		$—	$149,194,445

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented. At December 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

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B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Portfolio. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
F. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $423,045.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.48% for Class I and 0.73% for Class F of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $251,478.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets attributable to Class I and Class F and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018 for each class. For the year ended December 31, 2017, CRM was paid administrative fees of $169,218, of which $28,203 were waived.

36 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $11,604 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $10,629 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $3,272, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $15,202 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,830,906 and $11,377,880, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$3,586,509	$3,788,075
During the year ended December 31, 2017, accumulated net realized loss was decreased by $8,013, accumulated undistributed net investment income was increased by $7,965 and paid-in capital was decreased by $15,978 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 37

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,126,582
Deferred capital losses	($1,798,635)
Net unrealized appreciation (depreciation)	$33,494,038
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, investments in partnerships, investments in passive foreign investment companies and return of capital distributions from securities.
At December 31, 2017, the Portfolio, for federal income tax purposes, had deferred capital losses of $1,798,635 which would reduce the Portfolio’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Portfolio of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Portfolio’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2017, $1,798,635 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$115,707,959
Gross unrealized appreciation	$39,982,364
Gross unrealized depreciation	(6,495,878)
Net unrealized appreciation (depreciation)	$33,486,486
NOTE 6 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $1,382,720 and the total value of collateral received was $1,473,735, including cash collateral of $1,143,161 and non-cash U.S. Government securities collateral of $330,574.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,473,735	$—	$—	$—	$1,473,735
Total					$1,473,735

38 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017.
NOTE 7 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2017. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2017.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	109,781	$9,335,003	121,123	$8,977,529
Reinvestment of distributions	38,510	3,425,465	49,218	3,665,229
Shares redeemed	(265,463)	(22,504,721)	(520,389)	(39,002,117)
Net decrease	(117,172)	($9,744,253)	(350,048)	($26,359,359)

Class F
Shares sold	36,010	$3,096,651	18,960	$1,446,541
Reinvestment of distributions	1,801	161,044	1,638	122,846
Shares redeemed	(18,403)	(1,570,467)	(11,592)	(874,963)
Net increase	19,408	$1,687,228	9,006	$694,424
At December 31, 2017, separate accounts of an insurance company owned 76.3% of the value of the outstanding shares of the Portfolio.
NOTE 9 — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

40 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.
Foreign Tax Credit. For the fiscal year ended December 31, 2017, the Portfolio paid foreign taxes of $244,859 and recognized foreign source income of $4,495,384.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 41

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

42 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 43

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

44 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24227 12.31.17

Calvert VP Volatility Managed Moderate Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP Volatility Managed Moderate Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Tax Information
21	Management and Organization
23	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

Global stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill raised doubts about prospects for the administration’s economic policy agenda. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and Hurricane Harvey’s devastation in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push U.S. stock prices higher.

Aided by worldwide economic growth, global stock markets followed their U.S. counterparts sharply higher over the 12-month period. Europe’s stock market benefited from growing economies and rising corporate profits across much of the region. Major equity indexes in the Asia-Pacific region also gained during the period, despite the North Korea tensions. China’s stock market advance was powered by an accelerating housing market, rising retail sales and strong foreign trade. In turn, the country’s economic growth helped boost other emerging markets, whose stocks generally outperformed developed markets for the 12-month period ended December 31, 2017.

For the 12-month period ended December 31, 2017, the MSCI World Index,[2] a proxy for global equities, advanced 22.40%, notching multiple all-time highs along the way. The MSCI EAFE Index of developed-market international equities gained 25.03%, while the MSCI Emerging Markets Index returned 37.28%. In the U.S., the blue-chip Dow Jones Industrial Average returned 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 21.83%.

On the fixed-income side, despite three Fed interest rate hikes and positive U.S. economic data, U.S. Treasury bond yields ended the 12-month period essentially where they began. The strengthening economy and persistently low Treasury yields fueled demand for investment-grade corporate bonds. Consequently, credit spreads - the yield difference between corporate bonds and U.S. Treasurys of similar maturities - tightened, driving bond prices higher.

For the 12-month period, U.S. investment-grade fixed-income securities, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a 3.54% total return, underperforming their lower-quality, higher-yielding counterparts, which returned 7.48% for the period, as measured by the ICE BofAML U.S. High Yield Index.

Investment Strategy

The Calvert VP Volatility Managed Moderate Portfolio (the Portfolio) invests in exchange-traded funds representing a broad range of asset classes. The Portfolio uses a macro strategy, which entails setting an asset-allocation target weight along with a typical allocation range. Market capitalization, investment style and economic sector are among the variables considered when securities are selected for the Portfolio. Target asset weights will change periodically based on economic conditions and other factors.

The Portfolio implements a volatility-management and capital-protection strategy that utilizes equity index futures contracts in an effort to stabilize portfolio volatility around a target level, capture growth in up markets, and hedge against declines in the value of the Portfolio’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and will adjust the Portfolio’s futures contract positions in an effort to meet these goals.

Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio’s Class F shares returned 12.16%, underperforming its primary benchmark, the S&P 500 Daily Risk Control 7.5% Index (the Index), which returned 21.74% for the period.

Portfolio performance is also measured against a secondary, custom-blended composite benchmark based on a mix of market indexes that more closely reflects the Portfolio’s asset-allocation strategy than the single asset-class benchmark listed above, which is used to capture the impact of the volatility-management strategy. The Portfolio outperformed the secondary composite benchmark, which returned 11.67% for the period.

The Portfolio underperformed the Index by 9.58% for the period. The Portfolio consists of multiple asset classes, while the Index consists of two components: the S&P 500 Index and cash. When market volatility is low, as it was during the 12-month period, the Index has a larger allocation to the S&P 500 Index, which returned nearly 22% in 2017, and a smaller allocation to cash. In addition, the Index can have an allocation to the S&P 500 Index greater than 100% in certain market environments. This means the Index is effectively borrowing to invest in the S&P 500 Index.

Relative to the secondary, custom-blended composite benchmark, the Portfolio was generally overweight stocks during the 12-month period, which contributed positively to performance as equity markets worldwide delivered strong returns. Within domestic stocks, the Portfolio’s small overweight to the information technology sector was the largest contributor to performance versus the composite benchmark. A modest allocation to emerging-market stocks, which the composite benchmark does not own, was also beneficial as emerging markets were among the top-performing asset classes in 2017. The main detractor from performance versus the composite benchmark was the Portfolio’s overweight to mid-cap stocks.

The volatility-management strategy was a strong contributor to the Portfolio’s performance during the period. In a sustained low-volatility environment like that of 2017, the strategy will generally have long exposure to the equity markets through futures contracts. This contributed positively to performance as world equity markets rallied significantly.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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PERFORMANCE

Performance[2,3]
Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc., Adam Schenk, CFA, FRM and Blake Graves, FRM, each of Milliman Financial Risk Management LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	12.16%	—	5.63%

S&P 500 Daily Risk Control 7.5% Index	—	—	21.74%	9.33%	8.33%
Moderate Portfolio Custom Blended Benchmark	—	—	11.67	7.58	6.71

% Total Annual Operating Expense Ratios[4]					Class F
Gross					0.98%
Net					0.90

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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FUND PROFILE

ASSET ALLOCATION (% of total investments)[5]

Equity Funds	49.2%
Fixed-Income Funds	46.4%
Time Deposit	4.4%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Daily Risk Control 7.5% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 7.5%. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index is an unmanaged index of Treasury bills with a maturity of less than 3 months. The Moderate Portfolio Custom Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 48% Bloomberg Barclays U.S. Aggregate Bond Index, 36% Russell 3000® Index, 10% MSCI EAFE Index, 4% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, and 2% MSCI USA IMI/Equity REITs Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[3] There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4] Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

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FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class F	$1,000.00	$1,059.40	$4.31**	0.83%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.02	$4.23**	0.83%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 95.5%
Equity Exchange-Traded Funds - 49.1%
Financial Select Sector SPDR Fund	42,000	1,172,220
Health Care Select Sector SPDR Fund	15,000	1,240,200
iShares Core S&P Mid-Cap ETF	25,000	4,744,500
iShares Russell 2000 ETF	27,000	4,116,420
iShares S&P 500 Growth ETF	47,000	7,180,190
iShares S&P 500 Value ETF (a)	63,000	7,197,120
iShares S&P Mid-Cap 400 Growth ETF	6,000	1,294,980
iShares S&P Mid-Cap 400 Value ETF	4,000	640,440
Technology Select Sector SPDR Fund	14,000	895,300
Vanguard FTSE Developed Markets ETF	250,000	11,215,000
Vanguard FTSE Emerging Markets ETF	26,000	1,193,660
Vanguard REIT ETF	28,000	2,323,440
Vanguard S&P 500 ETF	61,000	14,962,690
		58,176,160

Fixed-Income Exchange-Traded Funds - 46.4%
iShares Core U.S. Aggregate Bond ETF	252,000	27,551,160
Vanguard Total Bond Market ETF	336,000	27,407,520
		54,958,680

Total Exchange-Traded Funds (Cost $101,343,261)		113,134,840

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 4.4%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	5,182,135	5,182,135

Total Time Deposit (Cost $5,182,135)		5,182,135

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 6.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	7,297,290	7,297,290

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $7,297,290)		7,297,290

TOTAL INVESTMENTS (Cost $113,822,686) - 106.0%		125,614,265
Other assets and liabilities, net - (6.0%)		(7,136,744)
NET ASSETS - 100.0%		118,477,521

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NOTES TO SCHEDULE OF INVESTMENTS
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $7,125,149.

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini MSCI EAFE Index	18	3/2018	$1,840,950	$29,237
E-mini Russell 2000 Index	16	3/2018	1,229,200	10,147
E-mini S&P 500 Index	33	3/2018	4,415,400	55,580
E-mini S&P MidCap 400 Index	6	3/2018	1,141,440	9,025
Total Long				$103,989
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $113,822,686) - including $7,125,149 of securities on loan	$125,614,265
Receivable for capital shares sold	111
Interest receivable	52
Securities lending income receivable	3,542
Receivable from affiliate	12,187
Deposits at broker for futures contracts	296,500
Directors' deferred compensation plan	21,271
Other assets	1,284
Total assets	125,949,212

LIABILITIES
Payable for variation margin on open futures contracts	33,265
Payable for capital shares redeemed	12,692
Deposits for securities loaned	7,297,290
Payable to affiliates:
Investment advisory fee	42,220
Administrative fee	10,052
Distribution and service fees	25,131
Sub-transfer agency fee	458
Directors' deferred compensation plan	21,271
Accrued expenses	29,312
Total liabilities	7,471,691
NET ASSETS	$118,477,521

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(100,000,000 shares of $0.10 par value authorized)	$102,587,087
Accumulated undistributed net investment income	1,531,855
Accumulated undistributed net realized gain	2,463,011
Net unrealized appreciation	11,895,568
Total	$118,477,521

NET ASSET VALUE PER SHARE
Class F (based on net assets of $118,477,521 and 6,516,667 shares outstanding)	$18.18
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income	$2,473,928
Interest income	9,615
Securities lending income, net	11,935
Total investment income	2,495,478

EXPENSES
Investment advisory fee	485,949
Administrative fee	138,843
Distribution and service fees	289,255
Directors' fees and expenses	5,333
Custodian fees	10,707
Transfer agency fees and expenses	9,969
Accounting fees	34,383
Professional fees	23,816
Reports to shareholders	24,848
Miscellaneous	10,241
Total expenses	1,033,344
Waiver and/or reimbursement of expenses by affiliate	(71,735)
Reimbursement of expenses-other	(2,653)
Net expenses	958,956
Net investment income	1,536,522

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	1,359,573
Futures contracts	1,254,328
Capital gains distributions received	12,432
2,626,333

Net change in unrealized appreciation (depreciation) on:
Investment securities	8,921,071
Futures contracts	170,022
9,091,093

Net realized and unrealized gain	11,717,426

Net increase in net assets resulting from operations	$13,253,948
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,536,522	$1,524,894
Net realized gain	2,626,333	735,847
Net change in unrealized appreciation (depreciation)	9,091,093	4,234,178
Net increase in net assets resulting from operations	13,253,948	6,494,919

Distributions to shareholders from:
Net investment income	(1,504,805)	(29,426)
Net realized gain	(709,287)	(335)
Total distributions to shareholders	(2,214,092)	(29,761)

Net increase (decrease) in net assets from capital share transactions	(2,629,055)	7,356,639

TOTAL INCREASE IN NET ASSETS	8,410,801	13,821,797

NET ASSETS
Beginning of year	110,066,720	96,244,923
End of year (including accumulated undistributed net investment income of $1,531,855 and $1,541,013, respectively)	$118,477,521	$110,066,720
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,					Period Ended December 31,
CLASS F SHARES	2017	2016		2015	2014	2013 (a)
Net asset value, beginning	$16.52	$15.50		$16.01	$15.17	$15.00
Income from investment operations:
Net investment income(b)	0.23	0.24		0.23	0.29	0.21
Net realized and unrealized gain (loss)	1.77	0.78		(0.42)	0.81	0.08
Total from investment operations	2.00	1.02		(0.19)	1.10	0.29
Distributions from:
Net investment income	(0.23)	—	(c)	(0.22)	(0.16)	(0.12)
Net realized gain	(0.11)	—	(c)	(0.10)	(0.10)	—
Total distributions	(0.34)	—	(c)	(0.32)	(0.26)	(0.12)
Total increase (decrease) in net asset value	1.66	1.02		(0.51)	0.84	0.17
Net asset value, ending	$18.18	$16.52		$15.50	$16.01	$15.17
Total return (d)	12.16%	6.61%		(1.22%)	7.25%	1.97%
Ratios to average net assets: (e)(f)
Total expenses	0.89%	0.90%		0.88%	0.93%	1.60%	(g)
Net expenses	0.83%	0.83%		0.83%	0.83%	0.83%	(g)
Net investment income	1.33%	1.48%		1.42%	1.80%	2.10%	(g)
Portfolio turnover	9%	10%		21%	36%	3%	(h)
Net assets, ending (in thousands)	$118,478	$110,067		$96,245	$99,765	$9,164

(a) From April 30, 2013 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $(0.005).
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Amounts do not include the expenses of the Underlying Funds.
(g) Annualized.
(h) Not annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP Volatility Managed Moderate Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to pursue current income and modest growth potential consistent with preservation of capital, while seeking to manage overall portfolio volatility. The Portfolio invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F shares.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

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Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$113,134,840	$—	$—	$113,134,840
Time Deposit	—	5,182,135	—	5,182,135
Short Term Investment of Cash Collateral for Securities Loaned	7,297,290	—	—	7,297,290
Total	$120,432,130	$5,182,135	$—	$125,614,265

Derivative Instruments - Assets
Futures Contracts*	$103,989	$—	$—	$103,989

* The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
The Portfolio held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
C. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

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D. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.42% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $485,949.
Ameritas Investment Partners, Inc. (AIP) and Milliman Financial Risk Management LLC provide sub-advisory services to the Portfolio pursuant to sub-advisory agreements with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.83% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $48,594.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. For the year ended December 31, 2017, CRM was paid administrative fees of $138,843, of which $23,141 were waived.
The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $289,255 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $8,411 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the

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Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $2,653, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, no expenses were incurred under the Servicing Plan.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,739,908 and $10,677,380, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$1,564,069	$29,426
Long-term capital gains	$650,023	$335
During the year ended December 31, 2017, accumulated undistributed net realized gain was increased by $40,875 and accumulated undistributed net investment income was decreased by $40,875 due to recharacterizations of distributions received from the Underlying Funds. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,101,318
Undistributed long-term capital gains	$2,212,859
Net unrealized appreciation (depreciation)	$11,576,257
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts and return of capital distributions from the Underlying Funds.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$114,038,008
Gross unrealized appreciation	$11,894,422
Gross unrealized depreciation	(318,165)
Net unrealized appreciation (depreciation)	$11,576,257

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NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation	$103,989	*	$—

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$1,254,328	$170,022
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2017 was approximately $8,070,000.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $7,125,149 and the total value of collateral received was $7,297,290.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Exchange-Traded Funds	$7,297,290	$—	$—	$—	$7,297,290
Total	$7,297,290	$—	$—	$—	$7,297,290

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The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017.
NOTE 8 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class F
Shares sold	249,301	$4,296,112	1,016,604	$16,340,951
Reinvestment of distributions	124,667	2,214,092	1,805	29,761
Shares redeemed	(520,288)	(9,139,259)	(566,105)	(9,014,073)
Net increase (decrease)	(146,320)	($2,629,055)	452,304	$7,356,639
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 20.17% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $2,862,901 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr.(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Advisers Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505 Milliman Financial Risk Management LLC 71 South Wacker Drive, 31st Floor Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499 Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

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Calvert VP Volatility Managed Moderate Growth Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP Volatility Managed Moderate Growth Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Tax Information
21	Management and Organization
23	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

Global stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill raised doubts about prospects for the administration’s economic policy agenda. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and Hurricane Harvey’s devastation in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push U.S. stock prices higher.

Aided by worldwide economic growth, global stock markets followed their U.S. counterparts sharply higher over the 12-month period. Europe’s stock market benefited from growing economies and rising corporate profits across much of the region. Major equity indexes in the Asia-Pacific region also gained during the period, despite the North Korea tensions. China’s stock market advance was powered by an accelerating housing market, rising retail sales and strong foreign trade. In turn, the country’s economic growth helped boost other emerging markets, whose stocks generally outperformed developed markets for the 12-month period ended December 31, 2017.

For the 12-month period ended December 31, 2017, the MSCI World Index,[2] a proxy for global equities, advanced 22.40%, notching multiple all-time highs along the way. The MSCI EAFE Index of developed-market international equities gained 25.03%, while the MSCI Emerging Markets Index returned 37.28%. In the U.S., the blue-chip Dow Jones Industrial Average returned 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 21.83%.

On the fixed-income side, despite three Fed interest rate hikes and positive U.S. economic data, U.S. Treasury bond yields ended the 12-month period essentially where they began. The strengthening economy and persistently low Treasury yields fueled demand for investment-grade corporate bonds. Consequently, credit spreads - the yield difference between corporate bonds and U.S. Treasurys of similar maturities - tightened, driving bond prices higher.

For the 12-month period, U.S. investment-grade fixed-income securities, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a 3.54% total return, underperforming their lower-quality, higher-yielding counterparts, which returned 7.48% for the period, as measured by the ICE BofAML U.S. High Yield Index.

Investment Strategy

The Calvert VP Volatility Managed Moderate Growth Portfolio (the Portfolio) invests in exchange-traded funds representing a broad range of asset classes. The Portfolio uses a macro strategy, which entails setting an asset-allocation target weight, along with a typical allocation range. Market capitalization, investment style and economic sector are among the variables considered when securities are selected for the Portfolio. Target asset weights will change periodically based on economic conditions and other factors.

The Portfolio implements a volatility-management and capital-protection strategy that utilizes equity index futures contracts in an effort to stabilize portfolio volatility around a target level, capture growth in up markets, and hedge against declines in the value of the Portfolio’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and will adjust the Portfolio’s futures contract positions in an effort to meet these goals.

Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio’s Class F shares returned 14.55%, underperforming its primary benchmark, the S&P 500 Daily Risk Control 10% Index (the Index), which returned 29.06% for the period.

Portfolio performance is also measured against a secondary, custom-blended composite benchmark based on a mix of market indexes that more closely reflects the Portfolio’s asset-allocation strategy than the single asset-class benchmark listed above, which is used to capture the impact of the volatility-management strategy. The Portfolio outperformed the secondary composite benchmark, which returned 14.30% for the 12-month period.

The Portfolio underperformed the Index by 14.51% for the period. The Portfolio consists of multiple asset classes, while the Index consists of two components: the S&P 500 Index and cash. When market volatility is low, as it was during the 12-month period, the Index has a larger allocation to the S&P 500 Index, which returned nearly 22% in 2017, and a smaller allocation to cash. In addition, the Index can have an allocation to the S&P 500 Index greater than 100% in certain market environments. This means the Index is effectively borrowing to invest in the S&P 500 Index.

Relative to the secondary, custom-blended composite benchmark, the Portfolio was generally overweight stocks during the 12-month period, which contributed positively to performance as equity markets worldwide delivered strong returns. Within domestic stocks, the Portfolio’s small overweight to the information technology sector was the largest contributor to performance versus the composite benchmark. A modest allocation to emerging-market stocks, which the custom benchmark does not own, was also beneficial as emerging markets were among the top-performing asset classes in 2017. The main detractor from performance versus the composite benchmark was the Portfolio’s overweight to mid-cap stocks.

The volatility-management strategy was a strong contributor to the Portfolio’s performance during the period. In a sustained low-volatility environment like that of 2017, the strategy will generally have long exposure to the equity markets through futures contracts. This contributed positively to performance as world equity markets rallied significantly.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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PERFORMANCE

Performance[2,3]
Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc., Adam Schenk, CFA, FRM and Blake Graves, FRM, each of Milliman Financial Risk Management LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	14.55%	—	6.27%

S&P 500 Daily Risk Control 10% Index	—	—	29.06%	—	10.86%
Moderate Growth Portfolio Custom Blended Benchmark	—	—	14.30	9.30	8.16

% Total Annual Operating Expense Ratios[4]					Class F
Gross					1.02%
Net					0.90

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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FUND PROFILE

ASSET ALLOCATION (% of total investments)[5]

Equity Funds	64.2%
Fixed-Income Funds	30.7%
Time Deposit	5.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Daily Risk Control 10% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 10%. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index is an unmanaged index of Treasury bills with a maturity of less than 3 months. The Moderate Growth Portfolio Custom Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 33% Bloomberg Barclays U.S. Aggregate Bond Index, 13% MSCI EAFE Index, 4% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, and 3% MSCI USA IMI/Equity REITs Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[3] There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4] Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

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FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class F	$1,000.00	$1,071.70	$4.33**	0.83%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.02	$4.23**	0.83%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 94.5%
Equity Exchange-Traded Funds - 63.9%
Financial Select Sector SPDR Fund	42,000	1,172,220
Health Care Select Sector SPDR Fund	14,000	1,157,520
iShares Core S&P Mid-Cap ETF	28,000	5,313,840
iShares Russell 2000 ETF	28,000	4,268,880
iShares S&P 500 Growth ETF	50,000	7,638,500
iShares S&P 500 Value ETF (a)	67,000	7,654,080
iShares S&P Mid-Cap 400 Growth ETF	4,000	863,320
iShares S&P Mid-Cap 400 Value ETF (a)	3,000	480,330
Technology Select Sector SPDR Fund	15,000	959,250
Vanguard FTSE Developed Markets ETF	260,000	11,663,600
Vanguard FTSE Emerging Markets ETF	26,000	1,193,660
Vanguard REIT ETF	33,000	2,738,340
Vanguard S&P 500 ETF	63,000	15,453,270
		60,556,810

Fixed-Income Exchange-Traded Funds - 30.6%
iShares Core U.S. Aggregate Bond ETF	173,000	18,914,090
Vanguard Total Bond Market ETF	123,000	10,033,110
		28,947,200

Total Exchange-Traded Funds (Cost $77,749,522)		89,504,010

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 5.1%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	4,828,904	4,828,904

Total Time Deposit (Cost $4,828,904)		4,828,904

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 8.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	8,023,410	8,023,410

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $8,023,410)		8,023,410

TOTAL INVESTMENTS (Cost $90,601,836) - 108.1%		102,356,324
Other assets and liabilities, net - (8.1%)		(7,667,370)
NET ASSETS - 100.0%		94,688,954

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NOTES TO SCHEDULE OF INVESTMENTS
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $7,833,715.

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini MSCI EAFE Index	13	3/2018	$1,329,575	$21,115
E-mini Russell 2000 Index	12	3/2018	921,900	7,610
E-mini S&P 500 Index	22	3/2018	2,943,600	37,054
E-mini S&P MidCap 400 Index	5	3/2018	951,200	7,521
Total Long				$73,300

See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $90,601,836) - including $7,833,715 of securities on loan	$102,356,324
Receivable for capital shares sold	246,206
Interest receivable	48
Securities lending income receivable	3,337
Receivable from affiliate	9,331
Deposits at broker for futures contracts	211,200
Directors' deferred compensation plan	11,953
Other assets	1,020
Total assets	102,839,419

LIABILITIES
Payable for variation margin on open futures contracts	24,200
Payable for capital shares redeemed	295
Deposits for securities loaned	8,023,410
Payable to affiliates:
Investment advisory fee	33,524
Administrative fee	7,982
Distribution and service fees	19,955
Sub-transfer agency fee	312
Directors' deferred compensation plan	11,953
Accrued expenses	28,834
Total liabilities	8,150,465
NET ASSETS	$94,688,954

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(100,000,000 shares of $0.10 par value authorized)	$80,553,546
Accumulated undistributed net investment income	1,123,613
Accumulated undistributed net realized gain	1,184,007
Net unrealized appreciation	11,827,788
Total	$94,688,954

NET ASSET VALUE PER SHARE
Class F (based on net assets of $94,688,954 and 5,010,196 shares outstanding)	$18.90
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income	$1,835,210
Interest income	7,289
Securities lending income, net	10,710
Total investment income	1,853,209

EXPENSES
Investment advisory fee	368,046
Administrative fee	105,156
Distribution and service fees	219,075
Directors' fees and expenses	4,266
Custodian fees	9,156
Transfer agency fees and expenses	7,876
Accounting fees	28,626
Professional fees	21,902
Reports to shareholders	25,489
Miscellaneous	7,980
Total expenses	797,572
Waiver and/or reimbursement of expenses by affiliate	(69,342)
Reimbursement of expenses-other	(2,041)
Net expenses	726,189
Net investment income	1,127,020

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	1,060,943
Futures contracts	846,983
Capital gains distributions received	4,551
1,912,477

Net change in unrealized appreciation (depreciation) on:
Investment securities	8,721,504
Futures contracts	118,455
8,839,959

Net realized and unrealized gain	10,752,436

Net increase in net assets resulting from operations	$11,879,456
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,127,020	$1,081,899
Net realized gain (loss)	1,912,477	(319,965)
Net change in unrealized appreciation (depreciation)	8,839,959	4,159,490
Net increase in net assets resulting from operations	11,879,456	4,921,424

Distributions to shareholders from:
Net investment income	(1,050,959)	(102,094)
Total distributions to shareholders	(1,050,959)	(102,094)

Net increase in net assets from capital share transactions	2,001,198	12,730,077

TOTAL INCREASE IN NET ASSETS	12,829,695	17,549,407

NET ASSETS
Beginning of year	81,859,259	64,309,852
End of year (including accumulated undistributed net investment income of $1,123,613 and $1,090,944, respectively)	$94,688,954	$81,859,259
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,				Period Ended December 31,
CLASS F SHARES	2017	2016	2015	2014	2013 (a)
Net asset value, beginning	$16.69	$15.65	$16.20	$15.47	$15.00
Income from investment operations:
Net investment income(b)	0.23	0.24	0.24	0.26	0.20
Net realized and unrealized gain (loss)	2.19	0.82	(0.61)	0.82	0.39
Total from investment operations	2.42	1.06	(0.37)	1.08	0.59
Distributions from:
Net investment income	(0.21)	(0.02)	(0.16)	(0.17)	(0.12)
Net realized gain	—	—	(0.02)	(0.18)	—
Total distributions	(0.21)	(0.02)	(0.18)	(0.35)	(0.12)
Total increase (decrease) in net asset value	2.21	1.04	(0.55)	0.73	0.47
Net asset value, ending	$18.90	$16.69	$15.65	$16.20	$15.47
Total return (c)	14.55%	6.78%	(2.29%)	6.99%	3.94%
Ratios to average net assets: (d)(e)
Total expenses	0.91%	0.94%	0.90%	1.06%	1.41%	(f)
Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%	(f)
Net investment income	1.29%	1.49%	1.48%	1.64%	2.06%	(f)
Portfolio turnover	8%	6%	16%	46%	6%	(g)
Net assets, ending (in thousands)	$94,689	$81,859	$64,310	$35,428	$13,659

(a) From April 30, 2013 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Amounts do not include the expenses of the Underlying Funds.
(f) Annualized.
(g) Not annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP Volatility Managed Moderate Growth Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to pursue a balance of current income and growth potential, while seeking to manage overall portfolio volatility. The Portfolio invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F shares.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

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Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$89,504,010	$—	$—	$89,504,010
Time Deposit	—	4,828,904	—	4,828,904
Short Term Investment of Cash Collateral for Securities Loaned	8,023,410	—	—	8,023,410
Total	$97,527,420	$4,828,904	$—	$102,356,324

Derivative Instruments - Assets
Futures Contracts*	$73,300	$—	$—	$73,300

* The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
The Portfolio held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
C. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

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D. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.42% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $368,046.
Ameritas Investment Partners, Inc. (AIP) and Milliman Financial Risk Management LLC provide sub-advisory services to the Portfolio pursuant to sub-advisory agreements with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.83% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $51,816.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. For the year ended December 31, 2017, CRM was paid administrative fees of $105,156, of which $17,526 were waived.
The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $219,075 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $6,318 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the

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Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $2,041, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, no expenses were incurred under the Servicing Plan.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,137,728 and $6,960,229, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$1,050,959	$102,094
During the year ended December 31, 2017, accumulated undistributed net realized gain was increased by $43,392 and accumulated undistributed net investment income was decreased by $43,392 due to recharacterizations of distributions received from the Underlying Funds. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,123,613
Undistributed long-term capital gains	$1,268,990
Net unrealized appreciation (depreciation)	$11,742,805
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts and return of capital distributions from the Underlying Funds.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$90,613,519
Gross unrealized appreciation	$11,864,476
Gross unrealized depreciation	(121,671)
Net unrealized appreciation (depreciation)	$11,742,805

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NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation	$73,300	*	$—

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$846,983	$118,455
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2017 was approximately $5,532,000.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $7,833,715 and the total value of collateral received was $8,023,410.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Exchange-Traded Funds	$8,023,410	$—	$—	$—	$8,023,410
Total	$8,023,410	$—	$—	$—	$8,023,410

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The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017.
NOTE 8 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class F
Shares sold	359,019	$6,446,048	1,028,619	$16,508,236
Reinvestment of distributions	57,211	1,050,959	6,124	102,094
Shares redeemed	(309,493)	(5,495,809)	(241,697)	(3,880,253)
Net increase	106,737	$2,001,198	793,046	$12,730,077
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 25.97% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $1,268,990 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr.(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Advisers Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505 Milliman Financial Risk Management LLC 71 South Wacker Drive, 31st Floor Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499 Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24235 12.31.17

Calvert VP Volatility Managed Growth Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP Volatility Managed Growth Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Tax Information
21	Management and Organization
23	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

Global stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill raised doubts about prospects for the administration’s economic policy agenda. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and Hurricane Harvey’s devastation in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push U.S. stock prices higher.

Aided by worldwide economic growth, global stock markets followed their U.S. counterparts sharply higher over the 12-month period. Europe’s stock market benefited from growing economies and rising corporate profits across much of the region. Major equity indexes in the Asia-Pacific region also gained during the period, despite the North Korea tensions. China’s stock market advance was powered by an accelerating housing market, rising retail sales and strong foreign trade. In turn, the country’s economic growth helped boost other emerging markets, whose stocks generally outperformed developed markets for the 12-month period ended December 31, 2017.

For the 12-month period ended December 31, 2017, the MSCI World Index,[2] a proxy for global equities, advanced 22.40%, notching multiple all-time highs along the way. The MSCI EAFE Index of developed-market international equities gained 25.03%, while the MSCI Emerging Markets Index returned 37.28%. In the U.S., the blue-chip Dow Jones Industrial Average returned 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 21.83%.

On the fixed-income side, despite three Fed interest rate hikes and positive U.S. economic data, U.S. Treasury bond yields ended the 12-month period essentially where they began. The strengthening economy and persistently low Treasury yields fueled demand for investment-grade corporate bonds. Consequently, credit spreads - the yield difference between corporate bonds and U.S. Treasurys of similar maturities - tightened, driving bond prices higher.

For the 12-month period, U.S. investment-grade fixed-income securities, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a 3.54% total return, underperforming their lower-quality, higher-yielding counterparts, which returned 7.48% for the period, as measured by the ICE BofAML U.S. High Yield Index.

Investment Strategy

The Calvert VP Volatility Managed Growth Portfolio (the Portfolio) invests in exchange-traded funds representing a broad range of asset classes. The Portfolio uses a macro strategy, which entails setting an asset-allocation target weight along with a typical allocation range. Market capitalization, investment style and economic sector are among the variables considered when securities are selected for the Portfolio. Target asset weights will change periodically based on economic conditions and other factors.

The Portfolio implements a volatility-management and capital-protection strategy that utilizes equity index futures contracts in an effort to stabilize portfolio volatility around a target level, capture growth in up markets, and hedge against declines in the value of the Portfolio’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and will adjust the Portfolio’s futures contract positions in an effort to meet these goals.

Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio’s Class F shares returned 16.92%, underperforming its primary benchmark, the S&P 500 Daily Risk Control 12% Index (the Index), which returned 32.47% for the period.

Portfolio performance is also measured against a secondary, custom-blended composite benchmark based on a mix of market indexes that more closely reflects the Portfolio’s asset-allocation strategy than the single asset-class benchmark listed above, which is used to capture the impact of the volatility-management strategy. The Portfolio underperformed the secondary composite benchmark, which returned 16.99% for the 12-month period.

The Portfolio underperformed the Index by 15.55% for the period. The Portfolio consists of multiple asset classes, while the Index consists of two components: the S&P 500 Index and cash. When market volatility is low, as it was during the 12-month period, the Index has a larger allocation to the S&P 500 Index, which returned nearly 22% for the period, and a smaller allocation to cash. In addition, the Index can have an allocation to the S&P 500 Index greater than 100% in certain market environments. This means the Index is effectively borrowing to invest in the S&P 500 Index.

Relative to the secondary, custom-blended composite benchmark, the Portfolio was generally overweight stocks during the 12-month period, which contributed positively to performance as equity markets worldwide delivered strong returns. Within domestic stocks, the Portfolio’s small overweight to the information technology sector was the largest contributor to performance versus the composite benchmark. A modest allocation to emerging-market stocks, which the composite benchmark does not own, was also beneficial as emerging markets were among the top-performing asset classes in 2017. The main detractor from performance versus the composite benchmark was the Portfolio’s overweight to mid-cap stocks.

The volatility-management strategy was a strong contributor to the Portfolio’s performance during the period. In a sustained low-volatility environment like that of 2017, the strategy will generally have long exposure to the equity markets through futures contracts. This contributed positively to performance as world equity markets rallied significantly.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc., Adam Schenk, CFA, FRM and Blake Graves, FRM, each of Milliman Financial Risk Management LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	16.92%	—	6.47%

S&P 500 Daily Risk Control 12% Index	—	—	32.47%	14.12%	12.42%
Growth Portfolio Custom Blended Benchmark	—	—	16.99	11.03	9.61

% Total Annual Operating Expense Ratios[4]					Class F
Gross					0.99%
Net					0.91

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (Unaudited) 3

FUND PROFILE

ASSET ALLOCATION (% of total investments)[5]

Equity Funds	79.5%
Fixed-Income Funds	15.5%
Time Deposit	5.0%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]  The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2 MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Daily Risk Control 12% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 12%. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index is an unmanaged index of Treasury bills with a maturity of less than 3 months. The Growth Portfolio Custom Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 58% Russell 3000® Index, 18% Bloomberg Barclays U.S. Aggregate Bond Index, 16% MSCI EAFE Index, 4% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, and 4% MSCI USA IMI/Equity REITs Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[3] There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4] Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class F	$1,000.00	$1,085.40	$4.36**	0.83%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.02	$4.23**	0.83%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 94.9%
Equity Exchange-Traded Funds - 79.4%
Financial Select Sector SPDR Fund	83,000	2,316,530
Health Care Select Sector SPDR Fund	28,000	2,315,040
iShares Core S&P Mid-Cap ETF	62,000	11,766,360
iShares Russell 2000 ETF	57,000	8,690,220
iShares S&P 500 Growth ETF	102,000	15,582,540
iShares S&P 500 Value ETF (a)	138,000	15,765,120
iShares S&P Mid-Cap 400 Growth ETF (a)	7,000	1,510,810
iShares S&P Mid-Cap 400 Value ETF (a)	5,000	800,550
Technology Select Sector SPDR Fund	30,000	1,918,500
Vanguard FTSE Developed Markets ETF	530,000	23,775,800
Vanguard FTSE Emerging Markets ETF	51,000	2,341,410
Vanguard REIT ETF	74,000	6,140,520
Vanguard S&P 500 ETF	127,000	31,151,830
		124,075,230

Fixed-Income Exchange-Traded Funds - 15.5%
iShares Core U.S. Aggregate Bond ETF	222,000	24,271,260

Total Exchange-Traded Funds (Cost $123,579,264)		148,346,490

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 5.0%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	7,764,972	7,764,972

Total Time Deposit (Cost $7,764,972)		7,764,972

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	3,508,425	3,508,425

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,508,425)		3,508,425

TOTAL INVESTMENTS (Cost $134,852,661) - 102.1%		159,619,887
Other assets and liabilities, net - (2.1%)		(3,341,061)
NET ASSETS - 100.0%		156,278,826

NOTES TO SCHEDULE OF INVESTMENTS
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $3,424,989.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 7

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini MSCI EAFE Index	19	3/2018	$1,943,225	$30,861
E-mini Russell 2000 Index	21	3/2018	1,613,325	13,318
E-mini S&P 500 Index	35	3/2018	4,683,000	58,949
E-mini S&P MidCap 400 Index	6	3/2018	1,141,440	9,025
Total Long				$112,153

See notes to financial statements.

8 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $134,852,661) - including $3,424,989 of securities on loan	$159,619,887
Interest receivable	78
Securities lending income receivable	6,255
Receivable from affiliate	7,850
Deposits at broker for futures contracts	323,850
Directors' deferred compensation plan	23,567
Other assets	1,687
Total assets	159,983,174

LIABILITIES
Payable for variation margin on open futures contracts	37,500
Payable for capital shares redeemed	3,716
Deposits for securities loaned	3,508,425
Payable to affiliates:
Investment advisory fee	55,328
Administrative fee	13,173
Distribution and service fees	32,933
Sub-transfer agency fee	498
Directors' deferred compensation plan	23,567
Accrued expenses	29,208
Total liabilities	3,704,348
NET ASSETS	$156,278,826

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(100,000,000 shares of $0.10 par value authorized)	$131,349,480
Accumulated undistributed net investment income	1,780,635
Accumulated net realized loss	(1,730,668)
Net unrealized appreciation	24,879,379
Total	$156,278,826

NET ASSET VALUE PER SHARE
Class F (based on net assets of $156,278,826 and 8,094,405 shares outstanding)	$19.31
See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 9

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income	$2,936,237
Interest income	12,779
Securities lending income, net	20,994
Total investment income	2,970,010

EXPENSES
Investment advisory fee	600,242
Administrative fee	171,498
Distribution and service fees	357,287
Directors' fees and expenses	6,718
Custodian fees	10,899
Transfer agency fees and expenses	11,830
Accounting fees	41,526
Professional fees	25,382
Reports to shareholders	8,878
Miscellaneous	11,935
Total expenses	1,246,195
Waiver and/or reimbursement of expenses by affiliate	(58,703)
Reimbursement of expenses-other	(3,359)
Net expenses	1,184,133
Net investment income	1,785,877

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	1,425,213
Futures contracts	1,300,177
2,725,390

Net change in unrealized appreciation (depreciation) on:
Investment securities	17,660,585
Futures contracts	172,039
17,832,624

Net realized and unrealized gain	20,558,014

Net increase in net assets resulting from operations	$22,343,891
See notes to financial statements.

10 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,785,877	$1,764,084
Net realized gain (loss)	2,725,390	(3,375,702)
Net change in unrealized appreciation (depreciation)	17,832,624	8,329,005
Net increase in net assets resulting from operations	22,343,891	6,717,387

Distributions to shareholders from:
Net investment income	(1,685,691)	—
Total distributions to shareholders	(1,685,691)	—

Net increase in net assets from capital share transactions	7,160,810	8,657,967

TOTAL INCREASE IN NET ASSETS	27,819,010	15,375,354

NET ASSETS
Beginning of year	128,459,816	113,084,462
End of year (including accumulated undistributed net investment income of $1,780,635 and $1,774,699, respectively)	$156,278,826	$128,459,816
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,					Period Ended December 31,
CLASS F SHARES	2017	2016	2015		2014	2013 (a)
Net asset value, beginning	$16.70	$15.82	$16.60		$15.88	$15.00
Income from investment operations:
Net investment income(b)	0.23	0.24	0.23		0.26	0.21
Net realized and unrealized gain (loss)	2.59	0.64	(0.82)		0.63	0.78
Total from investment operations	2.82	0.88	(0.59)		0.89	0.99
Distributions from:
Net investment income	(0.21)	—	(0.19)		(0.17)	(0.11)
Net realized gain	—	—	—	(c)	—	—
Total distributions	(0.21)	—	(0.19)		(0.17)	(0.11)
Total increase (decrease) in net asset value	2.61	0.88	(0.78)		0.72	0.88
Net asset value, ending	$19.31	$16.70	$15.82		$16.60	$15.88
Total return (d)	16.92%	5.56%	(3.51%)		5.61%	6.59%
Ratios to average net assets: (e)(f)
Total expenses	0.87%	0.90%	0.86%		0.94%	1.25%	(g)
Net expenses	0.83%	0.83%	0.83%		0.83%	0.83%	(g)
Net investment income	1.25%	1.48%	1.37%		1.57%	2.12%	(g)
Portfolio turnover	7%	10%	17%		30%	1%	(h)
Net assets, ending (in thousands)	$156,279	$128,460	$113,084		$82,389	$25,709

(a) From April 30, 2013 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $(0.005).
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Amounts do not include the expenses of the Underlying Funds.
(g) Annualized.
(h) Not annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP Volatility Managed Growth Portfolio (the Portfolio) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to pursue growth potential and some current income, while seeking to manage overall portfolio volatility. The Portfolio invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F shares.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

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Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$148,346,490	$—	$—	$148,346,490
Time Deposit	—	7,764,972	—	7,764,972
Short Term Investment of Cash Collateral for Securities Loaned	3,508,425	—	—	3,508,425
Total	$151,854,915	$7,764,972	$—	$159,619,887

Derivative Instruments - Assets
Futures Contracts*	$112,153	$—	$—	$112,153

* The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
The Portfolio held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
C. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

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D. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.42% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $600,242.
Ameritas Investment Partners, Inc. (AIP) and Milliman Financial Risk Management LLC provide sub-advisory services to the Portfolio pursuant to sub-advisory agreements with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.83% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $30,120.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. For the year ended December 31, 2017, CRM was paid administrative fees of $171,498, of which $28,583 were waived.
The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $357,287 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $10,300 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the

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Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $3,359, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, no expenses were incurred under the Servicing Plan.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,687,645 and $8,829,194, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$1,685,691	$—
During the year ended December 31, 2017, accumulated net realized loss was decreased by $94,250 and accumulated undistributed net investment income was decreased by $94,250 due to recharacterizations of distributions received from the Underlying Funds. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,780,635
Deferred capital losses	($1,621,916)
Net unrealized appreciation (depreciation)	$24,770,627
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts and return of capital distributions from the Underlying Funds.
At December 31, 2017, the Portfolio, for federal income tax purposes, had deferred capital losses of $1,621,916 which would reduce the Portfolio’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Portfolio of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Portfolio’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2017, $1,621,916 are short-term.

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The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$134,849,260
Gross unrealized appreciation	$24,829,770
Gross unrealized depreciation	(59,143)
Net unrealized appreciation (depreciation)	$24,770,627
NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation	$112,153	*	$—

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$1,300,177	$172,039
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2017 was approximately $8,363,000.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $3,424,989 and the total value of collateral received was $3,508,425.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Exchange-Traded Funds	$3,508,425	$—	$—	$—	$3,508,425
Total	$3,508,425	$—	$—	$—	$3,508,425
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017.
NOTE 8 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class F
Shares sold	792,414	$14,174,365	1,144,126	$18,383,338
Reinvestment of distributions	90,337	1,685,691	—	—
Shares redeemed	(482,385)	(8,699,246)	(600,283)	(9,725,371)
Net increase	400,366	$7,160,810	543,843	$8,657,967
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 28.36% qualifies for the corporate dividends received deduction.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr.(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

22 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (Unaudited) 23

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Advisers Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505 Milliman Financial Risk Management LLC 71 South Wacker Drive, 31st Floor Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499 Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24237 12.31.17

Calvert VP Nasdaq 100 Index Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP Nasdaq 100 Index Portfolio.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Federal Tax Information
26	Management and Organization
28	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017.

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average[2] rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks, as measured by the S&P 500 Index, outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, the Calvert VP Nasdaq 100 Index Portfolio (the Portfolio) seeks to replicate, as closely as possible, the holdings and match the performance of the Nasdaq-100 Index (the Index). The Portfolio seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Portfolio’s assets to be fully invested.
Fund Performance

For the 12-month period ended December 31, 2017, the Portfolio’s Class I shares at net asset value (NAV) returned 32.35% underperforming its benchmark, the Index, which returned 32.99% for the period.
The Portfolio’s underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur.
The Portfolio continued to meet its objective by closely tracking the Index. The Index outperformed the broad equity market as it had a large exposure to the technology sector, the best-performing sector in the period, and no exposure to energy, which was the worst-performing sector. In addition, the four largest positions accounted for roughly one-third of the Index at year-end and these stocks all returned at least 40%.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	32.35%	19.95%	12.36%
Class F at NAV	10/30/2015	04/27/2000	32.01	19.81	12.30

NASDAQ-100 Index	—	—	32.99%	20.67%	13.03%

% Total Annual Operating Expense Ratios[4]				Class I	Class F
Gross				0.62%	1.43%
Net				0.48	0.73

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2007	$31,926	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	59.2%	Apple, Inc.	11.5%
Consumer Discretionary	20.2%	Microsoft Corp.	8.7%
Health Care	9.9%	Amazon.com, Inc.	7.5%
Consumer Staples	4.6%	Facebook, Inc., Class A	5.6%
Industrials	2.1%	Alphabet, Inc., Class C	4.8%
Exchange-Traded Funds	2.0%	Alphabet, Inc., Class A	4.1%
Telecommunication Services	0.9%	Intel Corp.	2.9%
Time Deposit	0.9%	Cisco Systems, Inc.	2.5%
U.S. Treasury Obligations	0.2%	Comcast Corp., Class A	2.5%
Total	100.0%	Powershares QQQ Trust, Series 1	2.0%
		Total	52.1%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. NASDAQ-100 Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned. [6] Excludes cash and cash equivalents.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class I	$1,000.00	$1,136.10	$2.58**	0.48%
Class F	$1,000.00	$1,134.50	$3.93**	0.73%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45**	0.48%
Class F	$1,000.00	$1,021.53	$3.72**	0.73%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 96.9%
Airlines - 0.3%
American Airlines Group, Inc.	8,579	446,365

Automobiles - 0.7%
Tesla, Inc. *(a)	3,013	938,098

Beverages - 0.5%
Monster Beverage Corp. *	10,172	643,786

Biotechnology - 6.9%
Alexion Pharmaceuticals, Inc. *	4,027	481,589
Amgen, Inc.	13,015	2,263,308
Biogen, Inc. *	3,800	1,210,566
BioMarin Pharmaceutical, Inc. *(a)	3,126	278,745
Celgene Corp. *	14,116	1,473,146
Gilead Sciences, Inc.	23,410	1,677,092
Incyte Corp. *	3,784	358,383
Regeneron Pharmaceuticals, Inc. *	1,887	709,437
Shire plc (ADR)	1,307	202,742
Vertex Pharmaceuticals, Inc. *	4,521	677,517
		9,332,525

Commercial Services & Supplies - 0.2%
Cintas Corp.	1,881	293,116

Communications Equipment - 2.5%
Cisco Systems, Inc.	88,637	3,394,797

Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	7,835	1,458,250
Walgreens Boots Alliance, Inc.	17,757	1,289,513
		2,747,763

Food Products - 2.1%
Kraft Heinz Co. (The)	21,814	1,696,257
Mondelez International, Inc., Class A	26,794	1,146,783
		2,843,040

Health Care Equipment & Supplies - 1.3%
Align Technology, Inc. *	1,435	318,843
DENTSPLY SIRONA, Inc.	4,134	272,141

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hologic, Inc. *	4,987	213,194
IDEXX Laboratories, Inc. *	1,583	247,549
Intuitive Surgical, Inc. *	2,007	732,435
		1,784,162

Health Care Providers & Services - 0.7%
Express Scripts Holding Co. *	10,155	757,969
Henry Schein, Inc. *	2,842	198,599
		956,568

Health Care Technology - 0.3%
Cerner Corp. *	5,929	399,555

Hotels, Restaurants & Leisure - 2.0%
Marriott International, Inc., Class A	6,537	887,267
Starbucks Corp.	25,510	1,465,039
Wynn Resorts Ltd. (a)	1,860	313,578
		2,665,884

Internet & Direct Marketing Retail - 10.9%
Amazon.com, Inc. *	8,640	10,104,221
Ctrip.com International Ltd. (ADR) *	8,215	362,282
Expedia, Inc.	2,505	300,024
JD.com, Inc. (ADR) *	16,446	681,193
Liberty Interactive Corp. QVC Group, Class A *	7,191	175,604
Liberty Ventures, Series A *	1,430	77,563
Netflix, Inc. *	7,740	1,485,770
Priceline Group, Inc. (The) *	874	1,518,785
		14,705,442

Internet Software & Services - 16.5%
Alphabet, Inc., Class A *	5,345	5,630,423
Alphabet, Inc., Class C *	6,266	6,556,742
Baidu, Inc. (ADR) *	5,033	1,178,779
eBay, Inc. *	18,729	706,832
Facebook, Inc., Class A *	42,758	7,545,077
MercadoLibre, Inc.	791	248,896
NetEase, Inc. (ADR)	1,366	471,366
		22,338,115

IT Services - 3.1%
Automatic Data Processing, Inc.	7,969	933,887
Cognizant Technology Solutions Corp., Class A	10,552	749,403

8 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fiserv, Inc. *	3,736	489,902
Paychex, Inc.	6,474	440,750
PayPal Holdings, Inc. *	21,521	1,584,376
		4,198,318

Leisure Products - 0.1%
Hasbro, Inc.	2,237	203,321

Life Sciences Tools & Services - 0.4%
Illumina, Inc. *	2,633	575,284

Machinery - 0.3%
PACCAR, Inc.	6,295	447,449

Media - 5.3%
Charter Communications, Inc., Class A *	4,457	1,497,374
Comcast Corp., Class A	83,629	3,349,341
DISH Network Corp., Class A *	4,080	194,820
Liberty Global plc, Class A *	4,044	144,937
Liberty Global plc, Class C *	10,680	361,411
Sirius XM Holdings, Inc. (a)	82,724	443,401
Twenty-First Century Fox, Inc., Class A	18,923	653,411
Twenty-First Century Fox, Inc., Class B	14,339	489,247
		7,133,942

Multiline Retail - 0.3%
Dollar Tree, Inc. *	4,232	454,136

Pharmaceuticals - 0.3%
Mylan NV *	9,606	406,430

Professional Services - 0.2%
Verisk Analytics, Inc. *	2,962	284,352

Road & Rail - 0.8%
CSX Corp.	16,024	881,480
JB Hunt Transport Services, Inc.	1,962	225,591
		1,107,071

Semiconductors & Semiconductor Equipment - 11.9%
Analog Devices, Inc.	6,581	585,906
Applied Materials, Inc.	19,125	977,670
ASML Holding NV	1,289	224,054
Broadcom Ltd.	7,315	1,879,224
Intel Corp.	83,910	3,873,286
KLA-Tencor Corp.	2,802	294,406
Lam Research Corp.	2,890	531,962

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Maxim Integrated Products, Inc.	5,018	262,341
Microchip Technology, Inc. (a)	4,173	366,723
Micron Technology, Inc. *	20,677	850,238
NVIDIA Corp.	10,865	2,102,378
QUALCOMM, Inc.	26,468	1,694,481
Skyworks Solutions, Inc.	3,306	313,905
Texas Instruments, Inc.	17,671	1,845,559
Xilinx, Inc.	4,478	301,907
		16,104,040

Software - 13.3%
Activision Blizzard, Inc.	13,520	856,086
Adobe Systems, Inc. *	8,848	1,550,524
Autodesk, Inc. *(a)	3,964	415,546
CA, Inc.	7,523	250,366
Cadence Design Systems, Inc. *	5,063	211,735
Check Point Software Technologies Ltd. *	2,931	303,710
Citrix Systems, Inc. *	2,708	238,304
Electronic Arts, Inc. *	5,543	582,348
Intuit, Inc.	4,595	724,999
Microsoft Corp.	138,319	11,831,807
Symantec Corp.	11,020	309,221
Synopsys, Inc. *	2,694	229,637
Take-Two Interactive Software, Inc. *	2,045	224,500
Workday, Inc., Class A *(a)	2,456	249,873
		17,978,656

Specialty Retail - 0.9%
O'Reilly Automotive, Inc. *	1,525	366,824
Ross Stores, Inc.	6,979	560,065
Ulta Salon, Cosmetics & Fragrance, Inc. *(a)	1,105	247,144
		1,174,033

Technology Hardware, Storage & Peripherals - 12.0%
Apple, Inc.	92,056	15,578,637
Seagate Technology plc (a)	5,268	220,413
Western Digital Corp.	5,288	420,555
		16,219,605

Trading Companies & Distributors - 0.2%
Fastenal Co.	5,202	284,497

Wireless Telecommunication Services - 0.9%
T-Mobile US, Inc. *	14,863	943,949
Vodafone Group plc (ADR) (a)	8,333	265,823
		1,209,772

Total Common Stocks (Cost $52,984,906)		131,270,122

10 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 2.0%
Powershares QQQ Trust, Series 1	17,400	2,710,224

Total Exchange-Traded Funds (Cost $1,877,629)		2,710,224

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills, 1.08%, 3/1/18 (b)	300,000	299,385

Total U.S. Treasury Obligations (Cost $299,469)		299,385

TIME DEPOSIT - 0.9%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	1,178,872	1,178,872

Total Time Deposit (Cost $1,178,872)		1,178,872

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	1,628,018	1,628,018

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,628,018)		1,628,018

TOTAL INVESTMENTS (Cost $57,968,894) - 101.2%		137,086,621
Other assets and liabilities, net - (1.2%)		(1,672,070)
NET ASSETS - 100.0%		135,414,551

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $3,695,273.
(b) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Abbreviations:
ADR:	American Depositary Receipt

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini NASDAQ 100 Index	12	3/18	$1,538,100	$5,280

See notes to financial statements.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 11

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $57,968,894) - including $3,695,273 of securities on loan	$137,086,621
Receivable for investments sold	19,656
Receivable for capital shares sold	31,920
Dividends and interest receivable	32,319
Securities lending income receivable	867
Receivable from affiliate	43,408
Directors' deferred compensation plan	18,256
Other assets	1,493
Total assets	137,234,540

LIABILITIES
Payable for variation margin on open futures contracts	9,000
Due to custodian	19,656
Payable for capital shares redeemed	25,311
Deposits for securities loaned	1,628,018
Payable to affiliates:
Investment advisory fee	34,574
Administrative fee	11,525
Distribution and service fees	413
Sub-transfer agency fee	427
Directors' deferred compensation plan	18,256
Accrued expenses	72,809
Total liabilities	1,819,989
NET ASSETS	$135,414,551

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(20,000,000 shares of $0.10 par value authorized)	$53,066,579
Accumulated undistributed net investment income	817,924
Accumulated undistributed net realized gain	2,407,041
Net unrealized appreciation	79,123,007
Total	$135,414,551

NET ASSET VALUE PER SHARE
Class I (based on net assets of $133,472,621 and 2,034,748 shares outstanding)	$65.60
Class F (based on net assets of $1,941,930 and 29,795 shares outstanding)	$65.18
See notes to financial statements.

12 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income	$1,404,389
Interest income	4,781
Securities lending income, net	8,953
Total investment income	1,418,123

EXPENSES
Investment advisory fee	368,762
Administrative fee	147,505
Distribution and service fees:
Class F	3,669
Directors' fees and expenses	5,839
Custodian fees	14,759
Transfer agency fees and expenses:
Class I	59,354
Class F	3,016
Accounting fees	31,920
Professional fees	28,592
Reports to shareholders	36,446
Licensing fees	26,382
Miscellaneous	20,624
Total expenses	746,868
Waiver and/or reimbursement of expenses by affiliate	(148,178)
Reimbursement of expenses-other	(2,917)
Net expenses	595,773
Net investment income	822,350

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	1,869,258
Futures contracts	487,712
2,356,970

Net change in unrealized appreciation (depreciation) on:
Investment securities	30,428,526
Futures contracts	5,874
30,434,400

Net realized and unrealized gain	32,791,370

Net increase in net assets resulting from operations	$33,613,720
See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$822,350	$669,041
Net realized gain	2,356,970	1,171,447
Net change in unrealized appreciation (depreciation)	30,434,400	5,258,514
Net increase in net assets resulting from operations	33,613,720	7,099,002

Distributions to shareholders from:
Net investment income:
Class I shares	(595,014)	(517,579)
Class F shares	(8,640)	(6,404)
Net realized gain:
Class I shares	(1,158,022)	(3,281,581)
Class F shares	(16,815)	(34,321)
Total distributions to shareholders	(1,778,491)	(3,839,885)

Capital share transactions:
Class I shares	(2,454,766)	7,559,806
Class F shares	497,315	943,241
Net increase (decrease) in net assets from capital share transactions	(1,957,451)	8,503,047

TOTAL INCREASE IN NET ASSETS	29,877,778	11,762,164

NET ASSETS
Beginning of year	105,536,773	93,774,609
End of year (including accumulated undistributed net investment income of $817,924 and $663,581, respectively)	$135,414,551	$105,536,773
See notes to financial statements.

14 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS I SHARES	2017 (a)	2016 (a)	2015 (a)	2014	2013
Net asset value, beginning	$50.26	$48.91	$45.59	$42.98	$32.57
Income from investment operations:
Net investment income	0.40	0.34	0.29	0.53	0.32
Net realized and unrealized gain	15.82	2.91	3.87	7.55	11.39
Total from investment operations	16.22	3.25	4.16	8.08	11.71
Distributions from:
Net investment income	(0.30)	(0.26)	(0.03)	(0.57)	(0.32)
Net realized gain	(0.58)	(1.64)	(0.81)	(4.90)	(0.98)
Total distributions	(0.88)	(1.90)	(0.84)	(5.47)	(1.30)
Total increase in net asset value	15.34	1.35	3.32	2.61	10.41
Net asset value, ending	$65.60	$50.26	$48.91	$45.59	$42.98
Total return (b)	32.35%	6.59%	9.07%	18.66%	36.05%
Ratios to average net assets: (c)
Total expenses	0.60%	0.66%	0.62%	0.63%	0.61%
Net expenses	0.48%	0.64%	0.62%	0.63%	0.61%
Net investment income	0.67%	0.69%	0.61%	1.07%	0.80%
Portfolio turnover	3%	5%	8%	11%	13%
Net assets, ending (in thousands)	$133,473	$104,449	$93,676	$82,697	$80,774

(a) Net investment income per share was computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS F SHARES	2017	2016	2015 (a)
Net asset value, beginning	$50.07	$48.91	$50.24
Income from investment operations:
Net investment income(b)	0.23	0.18	0.06
Net realized and unrealized gain (loss)	15.76	2.93	(0.58)
Total from investment operations	15.99	3.11	(0.52)
Distributions from:
Net investment income	(0.30)	(0.31)	—
Net realized gain	(0.58)	(1.64)	(0.81)
Total distributions	(0.88)	(1.95)	(0.81)
Total increase (decrease) in net asset value	15.11	1.16	(1.33)
Net asset value, ending	$65.18	$50.07	$48.91
Total return (c)	32.01%	6.30%	(1.07%)
Ratios to average net assets: (d)
Total expenses	1.01%	1.48%	0.87%	(e)
Net expenses	0.73%	0.94%	0.87%	(e)
Net investment income	0.39%	0.36%	0.71%	(e)
Portfolio turnover	3%	5%	8%
Net assets, ending (in thousands)	$1,942	$1,088	$99

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

16 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP Nasdaq 100 Index Portfolio (the Portfolio) is a non-diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased

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with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$131,270,122	*	$—	$—	$131,270,122
Exchange-Traded Funds	2,710,224		—	—	2,710,224
U.S. Treasury Obligations	—		299,385	—	299,385
Time Deposit	—		1,178,872	—	1,178,872
Short Term Investment of Cash Collateral for Securities Loaned	1,628,018		—	—	1,628,018
Total	$135,608,364		$1,478,257	$—	$137,086,621

Derivative Instruments - Assets
Futures Contracts(1)	$5,280		$—	$—	$5,280

* The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
(1) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
The Portfolio held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

18 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Portfolio. Expenses arising in connection with a specific class are charged directly to that class.
D. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.
E. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
F. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $368,762.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.73% for Class F and 0.48% for Class I of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $123,594.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets attributable to Class I and Class F and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018 for each class. For the year ended December 31, 2017, CRM was paid administrative fees of $147,505, of which $24,584 were waived.

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The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $3,669 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $8,848 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $2,917, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $47,652 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,589,132 and $5,578,963, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$625,710	$579,230
Long-term capital gains	$1,152,781	$3,260,655
During the year ended December 31, 2017, accumulated undistributed net realized gain was increased by $64,353 and accumulated undistributed net investment income was decreased by $64,353 due to differences between book and tax accounting for return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.

20 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,025,830
Undistributed long-term capital gains	$2,164,788
Net unrealized appreciation (depreciation)	$79,157,354
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts and return of capital distributions from securities.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$57,929,267
Gross unrealized appreciation	$80,090,017
Gross unrealized depreciation	(932,663)
Net unrealized appreciation (depreciation)	$79,157,354
NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, the Portfolio used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation	$5,280	*	$—	*

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$487,712	$5,874
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2017 was approximately $1,788,000.
NOTE 7 — OVERDRAFT ADVANCES
Pursuant to the custodian agreement, State Street Bank and Trust Company (SSB) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSB at the current rate of interest charged by SSB for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSB. SSB has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment due to SSB pursuant to the foregoing arrangement of $19,656. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

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NOTE 8 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with SSB, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $3,695,273 and the total value of collateral received was $3,819,656, including cash collateral of $1,628,018 and non-cash U.S. Government securities collateral of $2,191,638.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,819,656	$—	$—	$—	$3,819,656
Total					$3,819,656
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1) at December 31, 2017.
NOTE 9 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no borrowings pursuant to this line of credit during the year ended December 31, 2017.

22 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

NOTE 10 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	204,747	$12,174,860	376,970	$17,976,178
Reinvestment of distributions	28,197	1,753,036	74,625	3,799,160
Shares redeemed	(276,201)	(16,382,662)	(288,812)	(14,215,532)
Net increase (decrease)	(43,257)	($2,454,766)	162,783	$7,559,806

Class F
Shares sold	14,305	$825,595	19,969	$958,966
Reinvestment of distributions	412	25,455	803	40,725
Shares redeemed	(6,642)	(353,735)	(1,075)	(56,450)
Net increase	8,075	$497,315	19,697	$943,241
At December 31, 2017, separate accounts of an insurance company that is an affiliate of AIP owned 37.5% of the value of the outstanding shares of the Portfolio and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Portfolio, aggregating 29.6%.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

24 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $3,317,569 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

26 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited) 27

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

28 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Sub-Adviser Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24229 12.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) -(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2016 and December 31, 2017 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	12/31/16	%*	12/31/17	%*

Audit Fees	$185,587	0%	$165,320	0%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees(1)	$38,818	0%	$30,200	0%

All Other Fees	$0	0%	$0	0%

Total	$224,405	0%	$195,520	0%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(1)Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/17
$	%*	$	%*

$0	0%	$0	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and

Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)        Registrant’s Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:    /s/ John H. Streur
John H. Streur
President

Date:    February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    February 23, 2018

By:    /s/ John H. Streur
John H. Streur
President

Date:    February 23, 2018